CHS INC.
_______________________________
MASTER NOTE PURCHASE AGREEMENT
_______________________________
Dated as of June 9, 2011
$130,000,000 4.08% Series L Senior Notes due June 9, 2019
$160,000,000 4.52% Series M Senior Notes due June 9, 2021
$130,000,000 4.67% Series N Senior Notes due June 9, 2023
$80,000,000 4.82% Series O Senior Notes due June 9, 2026

1.	AUTHORIZATION OF NOTES	1

	1.1	Description of Notes to be Issued	1
	1.2	Additional Series of Notes	1
2.	SALE AND PURCHASE OF NOTES		2
3.	CLOSING		2
4.	CONDITIONS TO CLOSING		3
	4.1	Representations and Warranties	3
	4.2	Performance; No Default	3
	4.3	Compliance Certificates	3
	4.4	Opinions of Counsel	4
	4.5	Purchase Permitted By Applicable Law, etc	4
	4.6	Sale of Other 2011 Notes	4
	4.7	Payment of Special Counsel Fees	4
	4.8	Private Placement Number	4
	4.9	Changes in Corporate Structure	4
	4.10	Funding Instructions	5
	4.11	Offeree Letter	5
	4.12	Proceedings and Documents	5
5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY		5
	5.1	Organization; Power and Authority	5
	5.2	Authorization, etc	5
	5.3	Disclosure	6
	5.4	Organization and Ownership of Shares of Subsidiaries; Affiliates	6
	5.5	Financial Statements; Material Liabilities	7
	5.6	Compliance with Laws, Other Instruments, etc	7
	5.7	Governmental Authorizations, etc	8
	5.8	Litigation; Observance of Agreements, Statutes and Orders	8
	5.9	Taxes	8
	5.10	Title to Property; Leases	9
	5.11	Permits and Other Operating Rights	9
	5.12	Intellectual Property	9
	5.13	Compliance with ERISA	10
	5.14	Private Offering by the Company	11
	5.15	Use of Proceeds; Margin Regulations	11
	5.16	Existing Debt; Future Liens	11
	5.17	Foreign Assets Control Regulations, etc	12
	5.18	Status under Certain Statutes	12
	5.19	Environmental Matters	13
	5.20	Solvency	13
	5.21	Hostile Tender Offers	13
	5.22	Ranking of 2011 Notes	13
6.	REPRESENTATIONS OF THE PURCHASER		14
	6.1	Purchase for Investment	14
	6.2	Source of Funds	14
7.	INFORMATION AS TO COMPANY		16
	7.1	Financial and Business Information	16
	7.2	Officer’s Certificate	18
	7.3	Inspection	19
8.	INTEREST; PAYMENT OF THE NOTES		19
	8.1	Interest Payments	19
	8.2	Offer to Pay Notes Upon Change in Control	19
	8.3	Optional Prepayments with Make-Whole Amount	21
	8.4	Allocation of Partial Prepayments	21
	8.5	Maturity; Surrender, etc	21
	8.6	Purchase of Notes	21
	8.7	Make-Whole Amount	22
9.	AFFIRMATIVE COVENANTS		23
	9.1	Compliance with Laws	23
	9.2	Insurance	24
	9.3	Maintenance of Properties	24
	9.4	Payment of Taxes and Claims	24
	9.5	Corporate Existence, etc	24
	9.6	Pari Passu	25
10.	NEGATIVE COVENANTS		25
	10.1	Transactions with Affiliates	25
	10.2	Merger, Consolidation, etc	25
	10.3	Consolidated Funded Debt to Consolidated Cash Flow	26

10.4	Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity 26

	10.5	Priority Debt	26
	10.6	Liens	27
	10.7	Sale of Assets	29
	10.8	Line of Business	33
	10.9	Subsidiary Distribution Restrictions	33
	10.10	[Intentionally Omitted.]	33
	10.11	[Intentionally Omitted.]	33
	10.12	Terrorism Sanctions Regulations	33
11.	EVENTS OF DEFAULT		33
12.	REMEDIES ON DEFAULT, ETC		35
	12.1	Acceleration	35
	12.2	Other Remedies	36
	12.3	Rescission	36
	12.4	No Waivers or Election of Remedies, Expenses, etc	37
13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES		37
	13.1	Registration of Notes	37
	13.2	Transfer and Exchange of Notes	37
	13.3	Replacement of Notes	38
14.	PAYMENTS ON NOTES		38
	14.1	Place of Payment	38
	14.2	Home Office Payment	38
15.	EXPENSES, ETC		39
	15.1	Transaction Expenses	39
	15.2	Survival	39
16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT			39
17.	AMENDMENT AND WAIVER		40
	17.1	Requirements	40
	17.2	Solicitation of Holders of Notes	40
	17.3	Binding Effect, etc	41
	17.4	Notes held by Company, etc	41
18.	NOTICES		41
19.	REPRODUCTION OF DOCUMENTS		41
20.	CONFIDENTIAL INFORMATION		42
21.	SUBSTITUTION OF PURCHASER		43
22.	MISCELLANEOUS		43
	22.1	Successors and Assigns	43
	22.2	Payments Due on Non-Business Days	43
	22.3	Accounting Terms	44
	22.4	Severability	44
	22.5	Construction	44
	22.6	Counterparts	44
	22.7	Governing Law	45
	22.8	Jurisdiction and Process; Waiver of Jury Trial	45

Schedules and Exhibits

Schedule A	—	Information Relating to Purchasers
Schedule B	—	Defined Terms
Schedule 4.9	—	Changes in Corporate Structure
Schedule 5.3	—	Disclosure Materials
Schedule 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock
Schedule 5.5	—	Financial Statements
Schedule 5.6	—	Restrictions on Debt
Schedule 5.12	—	Intellectual Property
Schedule 5.16	—	Existing Debt
Exhibit 1.1(a)	—	Form of 4.08% Series L Senior Notes due June 9, 2019
Exhibit 1.1(b)	—	Form of 4.52% Series M Senior Notes due June 9, 2021
Exhibit 1.1(c)	—	Form of 4.67% Series N Senior Notes due June 9, 2023
Exhibit 1.1(d)	—	Form of 4.82% Series O Senior Notes due June, 2026
Exhibit 1.2	—	Form of Supplement
Exhibit 4.4(a)	—	Form of Opinion of Special Counsel for the Company
Exhibit 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

CHS INC.
5500 Cenex Drive
Inver Grove Heights, MN 55077
$130,000,000 4.08% Series L Senior Notes due June 9, 2019
$160,000,000 4.52% Series M Senior Notes due June 9, 2021
$130,000,000 4.67% Series N Senior Notes due June 9, 2023
$80,000,000 4.82% Series O Senior Notes due June 9, 2026

Dated as of June 9, 2011

To Each of The Purchasers Listed in
Schedule A Hereto:

Ladies and Gentlemen:

CHS Inc., a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

1. AUTHORIZATION OF NOTES.

1.1 Description of Notes to be Issued.

The Company will authorize the issue and sale of (a) $130,000,000 aggregate principal amount of its 4.08% Series L Senior Notes due June 9, 2019 (the “Series L Notes”), (b) $160,000,000 aggregate principal amount of its 4.52% Series M Senior Notes due June 9, 2021 (the “Series M Notes”), (c) $130,000,000 aggregate principal amount of its 4.67% Series N Senior Notes due June 9, 2023 (the “Series N Notes”) and (d) $80,000,000 aggregate principal amount of its 4.82% Series O Senior Notes due June 9, 2026 (the “Series O Notes” and together with the Series N Notes, the Series O Notes and the Series N Notes, collectively, the “2011 Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series L Notes, the Series M Notes, the Series N Notes and the Series O Notes shall be substantially in the form set out in Exhibit 1.1(a), Exhibit 1.1(b), Exhibit 1.1(c) and Exhibit 1.1(d), respectively. Certain capitalized terms used in this Agreement are defined in Schedule B hereto; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; and references to a “Section” are, unless otherwise specified, references to a Section of this Agreement.

1.2 Additional Series of Notes.

In addition to the issuance and sale of the 2011 Notes, the Company may from time to time issue and sell one or more additional Series of notes (the “Additional Notes” and together with the 2011 Notes, the “Notes”, such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement) pursuant to this Agreement; provided that the aggregate principal amount of all Notes issued pursuant to this Agreement that may be outstanding at any time shall not exceed $1,500,000,000. Each Series of Additional Notes will be issued pursuant to a supplement to this Agreement (a “Supplement”) in substantially the form of Exhibit 1.2, and will be subject to the following terms and conditions:

(a) the designation of each Series of Additional Notes shall distinguish such Series from the Notes of all other Series;

(b) each Series of Additional Notes may consist of different and separate tranches and may differ as to outstanding principal amounts, maturity dates, interest rates, make-whole amounts, if any, and price and terms of redemption or payment prior to maturity;

(c) all Notes issued under this Agreement, including pursuant to any Supplement, shall rank pari passu with each other;

(d) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory or optional prepayments, if any, on the dates and with the make-whole amounts, if any, as are provided in the Supplement under which such Additional Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or other terms and provisions as shall be specified in such Supplement;

(e) any additional or more restrictive covenants, Events of Default, rights (including, without limitation, any additional put rights) or similar provisions that are added by a Supplement for the benefit of the Series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides, so long as the Notes outstanding under such Supplement remain outstanding (an “Incorporated Provision”); and

(f) except to the extent provided in foregoing clause (d), all of the provisions of this Agreement shall apply to all Additional Notes.

2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, 2011 Notes in the principal amount and in the Series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3. CLOSING.

The sale and purchase of the 2011 Notes to be purchased by each Purchaser shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022 at 10:00 a.m., local time, at a closing (the “Closing”) on June 9, 2011. At the Closing, the Company will deliver to each Purchaser the 2011 Notes to be purchased by such Purchaser in the form of a single Note of each Series to be purchased by such Purchaser (or such greater number of 2011 Notes of each such Series in denominations of at least $500,000 as such Purchaser may request), dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), as indicated in Schedule A, against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Wells Fargo Bank, San Francisco, California, routing number 121000248, account number 0000044070, Beneficiary: CHS Inc. If at the Closing the Company shall fail to tender such 2011 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the 2011 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

4.1 Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2 Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing and after giving effect to the issue and sale of the 2011 Notes (and the application of the proceeds thereof as contemplated by Section 5.15), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.3, 10.4, 10.5, 10.7 or 10.12 hereof had such Sections applied since such date.

4.3 Compliance Certificates.

(a) Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate, signed on its behalf by its Secretary or its Assistant Secretary, and one other officer of the Company, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the 2011 Notes and this Agreement and (ii) the Company’s organizational documents.

4.4 Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Dorsey & Whitney LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Bingham McCutchen LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5 Purchase Permitted By Applicable Law, etc.

On the date of the Closing, such Purchaser’s purchase of 2011 Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6 Sale of Other 2011 Notes.

Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the 2011 Notes to be purchased by it at the Closing as specified in Schedule A.

4.7 Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the Closing.

4.8 Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each Series of the 2011 Notes.

4.9 Changes in Corporate Structure.

Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10 Funding Instructions.

At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the 2011 Notes is to be deposited.

4.11 Offeree Letter.

SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc. shall have delivered to the Company, their counsel, such Purchaser, and its special counsel an offeree letter, in form and substance satisfactory to such Purchaser, confirming the manner of the offering of the 2011 Notes by SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc.

4.12 Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:
5.1	Organization; Power and Authority.

The Company is a nonstock agricultural cooperative corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the 2011 Notes and to perform the provisions hereof and thereof.

5.2 Authorization, etc.

The Company has all requisite corporate power to own and operate its respective properties and to conduct its business as currently conducted and as currently proposed to be conducted. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and the 2011 Notes. The Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement and the 2011 Notes, and this Agreement constitutes, and upon execution and delivery thereof each 2011 Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except, in each case, as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3 Disclosure.

The Company, through its agents, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated May, 2011 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since August 31, 2010, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company or its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5 Financial Statements; Material Liabilities.

The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.6 Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the 2011 Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. The Company is not a party to any contract or agreement or subject to any charter or other corporate restrictions which materially and adversely affects its business, property, assets, financial condition or results of operations, and the Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the 2011 Notes except as set forth in the agreements listed in Schedule 5.6 attached hereto. The provisions of this Agreement and the 2011 Notes do not contravene any agreement listed in Schedule 5.6.

5.7 Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the 2011 Notes.

5.8 Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any Subsidiary or any properties or rights of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the others laws and regulations that are referred to in Section 5.17), which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9 Taxes.

The Company and its Subsidiaries have filed all U.S. federal, state and, to the knowledge of the officers of the Company, other tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended August 31, 2005. The Company is a cooperative association taxed under the provisions of “subchapter T” of the Code and the Company does not presently intend to alter its status as a subchapter T cooperative association for U.S. federal income tax purposes.

5.10 Title to Property; Leases.

Except for minor defects in title which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Company has and each of its Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11 Permits and Other Operating Rights.

The Company and each Subsidiary of the Company has all such valid and sufficient certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities having jurisdiction over the Company or any Subsidiary or any of its properties, as are necessary for the ownership, operation and maintenance of its businesses and properties, as presently conducted and as proposed to be conducted while the 2011 Notes are outstanding, subject to exceptions and deficiencies which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and such certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from all Governmental Authorities or any of its properties are free from restrictions or conditions which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.12 Intellectual Property.

Except as disclosed in Schedule 5.12,

(a) the Company and its Subsidiaries own or possess all patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

(c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.13 Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA (aside from ordinary claims for benefits under the Plans) or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 430 or 436 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $25,000,000 for any single Plan or by more than $40,000,000, in the aggregate, for all such Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the 2011 Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.13(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the 2011 Notes to be purchased by such Purchaser.

5.14 Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has, directly or indirectly, offered the 2011 Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 60 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the 2011 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the 2011 Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or “blue sky” laws of any applicable jurisdiction.

5.15 Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the 2011 Notes for working and general capital requirements. No part of the proceeds from the sale of the 2011 Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.16 Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.16 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries in excess of $10,000,000 or having commitments in excess thereof as of the date of the Closing. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) The aggregate amount of all outstanding Debt of the Company and its Subsidiaries not set forth on Schedule 5.16 does not exceed $10,000,000.

(c) Except as disclosed in Schedule 5.16, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

(d) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.16.

5.17 Foreign Assets Control Regulations, etc.

(a) Neither the Company nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”), (ii) a Person that is otherwise a sanctions target of the OFAC sanctions programs, or (iii) a Person that is a department, agency or instrumentality of, or otherwise controlled by or acting on behalf of, directly or indirectly, (A) any OFAC Listed Person or Person that is otherwise a sanctions target, or (B) the government of a country subject to comprehensive U.S. economic sanctions administered by OFAC, currently Iran, Sudan, Cuba, Burma, Syria and North Korea, (each OFAC Listed Person and each other entity described in clauses (ii) and (iii), collectively, a “Blocked Person”).

(b) No part of the proceeds from the sale of the 2011 Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be applied, directly by the Company or indirectly through any Affiliated Entity, in any transactions or dealings with, any Blocked Person.

(c) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable Anti-Money Laundering Laws.

(d) No part of the proceeds from the sale of the 2011 Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable anti-corruption laws and regulations.

5.18 Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

5.19 Environmental Matters.

(a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.20 Solvency.

The Company, after giving effect to the transactions contemplated by this Agreement and the 2011 Notes, will not be engaged in any business or transaction, or about to engage in any business or transaction, for which the Company has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and Section 548 of Title 11 of the United States Code), and the Company does not have any intent to hinder, delay or defraud any Person to which it is, or will become, on or after the date of Agreement, indebted to or to incur debts that would be beyond its ability to pay as they mature.

5.21 Hostile Tender Offers.

None of the proceeds of the sale of any 2011 Note will be used to finance a Hostile Tender Offer.

5.22 Ranking of 2011 Notes.

The Company’s obligations under the 2011 Notes and this Agreement will, upon issuance of the 2011 Notes, rank at least pari passu, without preference or priority, with all of its other outstanding unsecured and unsubordinated obligations, except for those obligations that are, or are liable to be, mandatorily preferred by law.

6. REPRESENTATIONS OF THE PURCHASER.

6.1 Purchase for Investment.

Each Purchaser severally represents that (a) it is an “accredited investor” under Rule 501(a) of Regulation D under the Securities Act and (b) it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2 Source of Funds.

Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer of by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company (as determined under Part IV(d) of the INHAM Exemption, as amended effective April 1, 2011) and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7. INFORMATION AS TO COMPANY.

7.1 Financial and Business Information.

The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 45 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in members’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.chsinc.com) and shall have given each holder of Notes prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 90 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i) consolidated and consolidating balance sheets of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated and consolidating statements of income and cash flows and a consolidated statement of members’ equity of the Company and its Subsidiaries, for such year,

setting forth in each case, in comparative form, the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to members, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(d) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes; and

(h) Information Required by Rule 144A – with reasonable promptness, upon the request of any such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act.

7.2 Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through and including 10.5, Section 10.7 hereof, inclusive, and each Incorporated Provision, if applicable, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3 Inspection.

The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company or any Subsidiary, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8. INTEREST; PAYMENT OF THE NOTES.

8.1 Interest Payments.

Interest on the 2011 Notes shall accrue on the unpaid principal balance of the 2011 Notes at the rates and shall be computed on the basis as described in the applicable 2011 Note. Interest shall be due and payable as provided in the 2011 Notes.

8.2 Offer to Pay Notes Upon Change in Control.

(a) Notice and Offer. The Company will not take any action that consummates or finalizes a Change in Control unless at least thirty (30) days prior to such action it shall have given to each holder of the Notes written notice of such impending Change in Control. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes in the manner set forth in Section 18. If a Change in Control has occurred, such written notice shall contain, and shall constitute an irrevocable offer to prepay all or (at such holder’s option) any portion of the Notes held by such holder on a date specified in such notice (the “Proposed Prepayment Date”) that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice. If the Proposed Prepayment Date shall not be specified in such notice, the Proposed Prepayment Date shall be the 30th day after the date such notice shall have been sent by the Company. In no event will the Company take any action to consummate or finalize a Change in Control unless the Company has given the notice required by this Section 8.2(a) and, contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with Section 8.2(b) hereof.

(b) Acceptance and Payment. A holder of Notes may accept the offer to prepay made pursuant to Section 8.2(a) by causing a notice of acceptance of such offered prepayment (specifying in such notice the amount of Notes with respect to which such acceptance applies) to be delivered to the Company prior to the Proposed Prepayment Date (it being understood that the failure by a holder to respond to such written offer of prepayment prior to the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer with respect to all Notes held by such holder). If so accepted, such offered prepayment shall be due and payable on the Proposed Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of such Notes so prepaid, plus interest on all such Notes accrued to the Proposed Prepayment Date. If the Company shall at any time receive an acceptance of an offer to prepay Notes pursuant to this Section 8.2(b) from some, but not all of, the holders of the Notes, then the Company will, within two (2) Business Days after the receipt of such acceptance, give written notice of such acceptance to each other holder of the Notes.

(c) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.2 shall be accompanied by a certificate, executed by a Responsible Officer of the Company and dated the date of such offer, specifying:

(i) the Proposed Prepayment Date;

(ii) that such payment is to be made pursuant to the provisions of this Section 8.2;

(iii) the outstanding principal amount as of the Proposed Prepayment Date of each Note offered to be prepaid;

(iv) the unpaid interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment;

(v) that the conditions of this Section 8.2 have been fulfilled; and

(vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

8.3 Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in integral multiples of $1,000,000 and in a minimum amount of $5,000,000, at 100% of the principal amount so prepaid, plus interest thereon to the prepayment date and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than ten (10) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.4 Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes pursuant to Section 8.3, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, without regard to the Series of Notes.

8.5 Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and, in the case of any such prepayment pursuant to Section 8.3, the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6 Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase made by the Company or an Affiliate pro rata to the holders of the Notes outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 33?% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7 Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note of any Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note of such Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note of any Series, the principal of such Note that is to be prepaid pursuant to Section 8.3, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note of any Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series of Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note of any Series, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX 1” on the Bloomberg Financial Market Service (or such other display on the Bloomberg Financial Market Service as may be agreed upon by the Company and the Required Holders having the same information if “PX-1” is replaced by Bloomberg Financial Market Service) for the most recently issued, actively traded, on-the-run benchmark U.S. Treasury securities, having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for the most recently issued actively traded on-the-run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined using the applicable screen or report as determined above, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the applicable most recently issued actively traded on-the-run U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the applicable most recently issued actively traded on-the-run U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series of Note.

“Remaining Average Life” means, with respect to any Called Principal of any Series of Notes, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note of any Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note of any Series, the date on which such Called Principal is to be prepaid pursuant to Section 8.3, or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:
9.1	Compliance with Laws.

The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.17, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2 Insurance.

The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated; provided, however, the Company may, to the extent permitted by law, provide for appropriate self-insurance with respect to workers’ compensation.

9.3 Maintenance of Properties.

The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4 Payment of Taxes and Claims.

The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, and to pay and discharge all amounts payable for work, labor and materials, in each case to the extent such taxes, assessments, charges, levies and amounts have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or amount payable if (a) the amount, applicability or validity thereof is being actively contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and amounts payable in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5 Corporate Existence, etc.

Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries, except to the extent that, with respect to Subsidiaries, in the good faith judgment of the Company, the failure to do so could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company will at all times preserve and keep in full force and effect all certificates of convenience and necessity, rights and franchises, licenses, permits, operating rights and other authorization from any Governmental Authorities as are necessary for the ownership, operation and maintenance of its and its Subsidiaries’ respective businesses and properties, unless the termination of or failure to preserve and keep in full force and effect such right, certificate or franchise, license, permit, operating right or other authorization would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.6 Pari Passu.

The Company covenants that all Debt owing under the Notes and under this Agreement will rank at least pari passu with all its other present and future unsecured Senior Debt.

10. NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:
10.1	Transactions with Affiliates.

The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.2 Merger, Consolidation, etc.

The Company will not, and will not permit any Subsidiary to, directly or indirectly, consolidate with, or merge into, any other Person or permit any other Person to consolidate with, or merge into, it, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, except that:

(a) any Subsidiary may consolidate with, or merge into, the Company or any Wholly-Owned Subsidiary if the Company or such Wholly-Owned Subsidiary is the surviving corporation; and

(b) the Company may consolidate with, or merge into, any other Person, or permit any other Person to consolidate with, or merge into, it, if

(i) the successor formed by such consolidation or the survivor of such merger (the “Surviving Corporation”), is a solvent corporation organized under the laws of the United States of America or any State thereof (including the District of Columbia),

(ii) if the Company is not the Surviving Corporation, (A) the Surviving Corporation shall have executed and delivered to each holder of the Notes its written assumption of the due and punctual performance and payment of each covenant and condition of the Company in this Agreement and the Notes, which assumption shall be in form and substance approved in writing by the Required Holders, and (B) the Company shall have caused to be delivered to each holder of the Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and

(iii) immediately after giving effect to such transaction,

(A) no Default or Event of Default shall exist, and

(B) the Surviving Corporation and its Subsidiaries are permitted to incur at least $1.00 of additional Priority Debt under the provisions of Section 10.5, and

(c) CoFina may transfer CoFina Loan Assets to a Wholly-Owned Subsidiary in the ordinary course of business.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3 Consolidated Funded Debt to Consolidated Cash Flow.

The Company will not permit the ratio of (a) Consolidated Funded Debt to (b) Consolidated Cash Flow determined as of the end of the four fiscal quarter period then most recently ended, to exceed 3.00 to 1.00 at any time.

10.4 Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity.

The Company shall not permit the ratio of Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity to exceed .80 to 1.00 at any time.

10.5 Priority Debt.

(a) The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, incur or assume any Priority Debt if after giving effect thereto the aggregate outstanding principal amount of all Priority Debt would exceed 20% of Consolidated Net Worth at the time of such creation, issuance, incurrence or assumption.

(b) The Company will not at any time permit any Subsidiary to guaranty, become a co-borrower or otherwise become obligated in respect of any Debt owing under any Primary Bank Facility unless contemporaneously such Subsidiary guaranties, or becomes similarly obligated in respect of, the Notes, in each case pursuant to documentation in form and substance reasonably satisfactory to the Required Holders.

10.6 Liens.

The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to be created, incurred or assumed or to exist (upon the happening of a contingency or otherwise), any Lien on or with respect to any property of the Company or any such Subsidiary, whether now owned or held or hereafter acquired (unless provision is made whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured as provided in the last paragraph of this Section 10.6), except:

(a) Liens for taxes, assessments or other governmental charges or levies securing obligations not overdue, or if overdue, being actively contested in good faith by appropriate proceedings that will prevent the forfeiture or sale of any property, provided that adequate reserves are established in accordance on the books of the Company or a Subsidiary of the Company in accordance with GAAP;

(b) attachment, judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Lien(s) is effectively stayed and the claims secured thereby are being actively contested in good faith in such manner that the property subject to such Lien(s) is not subject to forfeiture or sale, and further provided that adequate reserves are established on the books of the Company or a Subsidiary of the Company in accordance with GAAP;

(c) Liens incidental to the normal conduct of the business of the Company or a Subsidiary of the Company or to the ownership by the Company or a Subsidiary of its property which were not incurred in connection with the borrowing of money or the obtaining of credit or advances and which do not in the aggregate materially detract from the value of the property of the Company or any Subsidiary of the Company for the purpose of such business or materially impair the use thereof in the operation of the business of the Company or any Subsidiary of the Company, including, without limitation, Liens

(i) in connection with workers’ compensation, unemployment insurance, social security and other like laws,

(ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and performance bonds (of a type other than set forth in Section 10.6(b)), bids, leases (other than Capital Leases), purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property,

(iii) to secure the claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, repairmen, landlords, lessors and other like Persons, arising in the ordinary course of business, and

(iv) in the nature of reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property;

provided that any amounts secured by such Liens are not yet due and payable.

(d) Liens existing as of the date of this Agreement securing Debt and set forth on Schedule 5.16 hereto;

(e) any Lien renewing, extending or refunding any Lien permitted by clause (d) of this Section 10.6, provided that (i) the principal amount of the Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

(f) Liens on property of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Wholly-Owned Subsidiaries;

(g) any Lien created to secure all or any part of the purchase price or cost of construction, or to secure Debt incurred or assumed to pay all or a part of the purchase price or cost of construction, of any property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary of the Company after the date of the Closing, provided that

(i) no such Lien shall extend to or cover any property other than the property (or improvement thereon) being acquired or constructed or rights relating solely to such item or items of property (or improvement thereon),

(ii) the principal amount of Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) being acquired or constructed or (B) the Fair Market Value (as determined in good faith by the Company) of such property, determined at the time of such acquisition or at the time of substantial completion of such construction, and

(iii) such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or completion of construction of such property (or improvement thereon);

(h) any Lien existing on property acquired by the Company or any Subsidiary of the Company at the time such property is so acquired (whether or not the Debt secured thereby is assumed by the Company or such Subsidiary) or any Lien existing on property of a Person immediately prior to the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company, provided that

(i) no such Lien shall have been created or assumed in contemplation of such acquisition of property or such consolidation or merger,

(ii) such Lien shall extend only to the property acquired or the property of such Person merged into or consolidated with the Company or Subsidiary which was subject to such Lien as of the time of such consolidation or merger, and

(iii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the Fair Market Value (as determined in good faith by the board of directors of the Company or such Subsidiary) of the property subject thereto at the time of the acquisition thereof or at the time of such merger or consolidation;

(i) Liens to CoBank and other cooperatives with respect to equity held by the Company in such banks or other cooperatives securing Debt, provided that the aggregate Fair Market Value of such equity securing Debt shall not exceed $50,000,000 at any one time;

(j) Liens consisting of the cash collateralization of reimbursement obligations in an aggregate amount not to exceed $200,000,000 in respect of letters of credit required to be pledged because the expiry date of such letters of credit occurs later than the maturity date of the lending facility under which such letters of credit were issued, but only to the extent and for so long as no Default or Event of Default has occurred and is continuing and no “potential default” or “event of default” has occurred and is continuing under and as defined in such lending facility; and

(k) other Liens not otherwise permitted under clause (a) through (j) of this Section 10.6 securing Debt, provided that the existence, creation, issuance, incurrence or assumption of such Debt is permitted under Sections 10.3, 10.4 and 10.5 hereof.

If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by the provisions of paragraphs (a) through (k) of this Section 10.6 (but including any Liens in respect of the Primary Bank Facility whether or not permitted by paragraphs (a) – (k) of this Section 10.6 (but excluding clause (j)), it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders (including intercreditor arrangements providing for the pari passu treatment of the Notes and all such secured Debt) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. For the avoidance of doubt, the Company acknowledges that it will not, and will not permit any Subsidiary to, secure or grant any Liens in respect of the Primary Bank Facility (other than Liens permitted by paragraph (j) of this Section 10.6) unless an equal and ratable Lien is granted in respect of the Notes.

10.7 Sale of Assets.

(a) Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

(i) the property that is the subject of such Transfer constitutes either (A) inventory held for sale, or (B) equipment, fixtures, supplies or materials no longer required, in the opinion of the Company or such Subsidiary, in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (A) or clause (B), such Transfer is in the ordinary course of business (an “Ordinary Course Transfer”);

(ii) such Transfer is from a Subsidiary to the Company or a Wholly-Owned Subsidiary, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, collectively with any Ordinary Course Transfers, “Excluded Transfers”); or

(iii) such Transfer is a lease of the assets of the Company or any Subsidiary of the Company to any joint venture entity, of which the Company or any Subsidiary of the Company holds an ownership interest and shares in the earnings; provided that the terms of any such lease and the division of the joint venture’s earnings, when viewed as a whole, can be reasonably expected to generate the same or greater book earnings and cash flow for the Company or Subsidiary of the Company as would be generated absent such lease.

(b) Debt Prepayment Applications and Reinvested Transfers.

(i) Notwithstanding the provisions of Section 10.7(a), the Company or any Subsidiary may Transfer any of its properties at the Fair Market Value thereof; provided that

(A) either (1) such Transfer is not an Excluded Transfer and does not involve a Substantial Portion of the property of the Company and its Subsidiaries, or, (2) the Net Proceeds Amount with respect to such Transfer (the “Designated Portion”) is either (x) applied to the acquisition by the Company or the Subsidiary making such Transfer of assets of a nature similar to, and of at least an equivalent value of, the assets which were the subject of such Transfer (a “Reinvested Transfer”), or (y) applied to a Debt Prepayment Application, in either case, within one year of the consummation of such Transfer, as specified in an Officer’s Certificate delivered to each holder of Notes prior to, or contemporaneously with, the consummation of such Transfer; and

(B) immediately after giving effect to such Transfer (1) no Default or Event of Default shall exist and (2) the Company is able to incur at least $1.00 of additional Priority Debt under the provisions of Section 10.5 hereof.

(ii) If, notwithstanding the certificate referred to in the foregoing clause 10.7(b)(i)(A), the Company shall fail to apply the entire amount of the Designated Portion as specified in such certificate within the period stated in Section 10.7(b)(i), an Event of Default shall be deemed to have existed as of the expiration of such period and shall be deemed to be continuing.

(c) Certain Definitions. The following terms have the following meanings:

(i) “Debt Prepayment Application” means, with respect to any Transfer by the Company or any Subsidiary, the application by the Company or such Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay the outstanding principal of all Funded Debt of the Company or such Subsidiary (other than Funded Debt owing to any of the Subsidiaries or any Affiliate and Funded Debt in respect of any revolving credit or similar facility providing the Company or such Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Funded Debt, the availability of loans or other extensions of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Funded Debt), provided that in the course of making such application the Company shall offer to prepay each outstanding Note in a principal amount that equals the Ratable Portion for such Note plus interest on all such Notes accrued to the date of such payment. The Company will give each holder of Notes written notice of such offered prepayment not less than ten (10) Business Days and not more than sixty (60) days prior to the date fixed for such prepayment, specifying such prepayment date, the aggregate principal amount of the Notes to be prepaid on such date and the Ratable Portion payable with respect to each such Note. A holder of Notes may accept or reject such offer to prepay by causing a notice of such acceptance or rejection to be delivered to the Company at least two (2) Business Days prior to the prepayment date specified by the Company in such offer. If a holder of Notes has not responded to such offer by a date which is at least two (2) Business Days prior to such specified prepayment date, such holder shall be deemed to have rejected such offer of prepayment. If any holder of a Note rejects or is deemed to have rejected such offer of prepayment, then, for purposes of determining the extent to which any Net Proceeds Amount has been applied to a Debt Prepayment Application, the Company nevertheless will be deemed to have paid Funded Debt in an amount equal to the Ratable Portion for such Note.

As used in this definition,

(i) “Ratable Portion” means, for any Note, an amount equal to the product of

(a) the Net Proceeds Amount (or any portion thereof) being so offered to be applied to the payment of Funded Debt, multiplied by

(b) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Funded Debt of the Company and its Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

(ii) “Disposition Value” means, at any time, with respect to any Transfer,

(a) in the case of property that does not constitute capital stock of or other ownership interests in any Subsidiary of the Company, the book value thereof, valued at the time of such Transfer in good faith by the board of directors of the Company, and

(b) in the case of property that constitutes capital stock of or other ownership interests in any Subsidiary of the Company, an amount equal to that percentage of the book value of the assets of the Subsidiary that issued such capital stock or other ownership interests as is equal to the percentage that the book value that such capital stock or other ownership interests represents of the book value of all of the outstanding capital stock of or other ownership interests in such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock or other ownership interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined as of time of such Transfer in good faith by the board of directors of the Company.

(iii) “Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer and any income taxes fairly attributable to such Transfer.

(iv) “Substantial Portion” means, at any time, any property subject to a Transfer if the Disposition Value of such property, when added to the Disposition Value of all other property of the Company and its Subsidiaries that shall have been the subject of a Transfer (other than an Excluded Transfer and Transfers of such other property to the extent the Net Proceeds Amount arising therefrom has been applied to a Reinvested Transfer or a Debt Prepayment Application) during the then current fiscal year of the Company, exceeds an amount equal to 25% of Consolidated Total Assets as of the end of the fiscal year of the Company then most recently ended.

(v) “Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, capital stock of or other ownership interests in, any other Person.

10.8 Line of Business.

The Company will not, and will not permit any Subsidiary to, engage to any Material extent in any business activity or operations other than operations or activities (a) in or reasonably related to the agriculture industry, (b) in the food industry or (c) in which the Company and its Subsidiaries are otherwise engaged on the date hereof as described in the Memorandum or businesses reasonably related thereto or in furtherance thereof.

10.9 Subsidiary Distribution Restrictions.

The Company covenants that it will not, and will not permit any Subsidiary (other than NCRA) of the Company to, enter into, or be otherwise subject to, any contract or agreement (including its certificate of incorporation) which limits the amount of, or otherwise imposes restrictions on the payment of, Distributions by any Subsidiary of the Company.

10.10 10.11 10.12	[Intentionally Omitted.] [Intentionally Omitted.] Terrorism Sanctions Regulations.

The Company will not and will not permit any Affiliated Entity to (a) become a Blocked Person or (b) have any investments in or engage in any dealings or transactions with any Blocked Person.

11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in any of Section 7.1(d), Section 8.2 (other than any payment default occurring under Sections 11(a) and/or 11(b)), Section 10 (other than Section 10.8) hereof or any Incorporated Provision; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in clauses (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this clause (d) of Section 11); or

(e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any agreement, term or condition contained in any instrument or agreement evidencing any Debt in an aggregate outstanding principal amount of at least $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

(g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; or

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 436 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed five percent (5%) of Consolidated Net Worth for any period of ten (10) consecutive calendar days or more, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1 Acceleration.

(a) If an Event of Default with respect to the Company described in clause (g) or (h) of Section 11 (other than an Event of Default described in subclause (i) of clause (g) or described in subclause (vi) of clause (g) by virtue of the fact that such clause encompasses subclause (i) of clause (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in clause (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2 Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3 Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders may, by written notice to the Company, rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of any Series, at the Default Rate for such Series, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4 No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder of any Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1 Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2 Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of such Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of such Note for such Series as set forth in Exhibit 1.1(a), 1.1(b), 1.1(c) or 1.1(d), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3 Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES.

14.1 Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2 Home Office Payment.

So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Qualified Institutional Buyer or Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

15. EXPENSES, ETC.

15.1 Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

15.2 Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1 Requirements.

This Agreement, the Notes and any Supplement may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof (or any similar provision in any Supplement), or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20 (or any similar provision in any Supplement).

17.2 Solicitation of Holders of Notes.

(a) Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

17.3 Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4 Notes held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of David A. Kastelic, Executive Vice President and Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic, electronic or digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any Federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

22. MISCELLANEOUS.

22.1 Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2 Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Sections 8.2 or 8.3 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Notes is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

22.3 Accounting Terms.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure an item of Debt using fair value (as permitted by FASB ASC 825-10-25 — Fair Value Option (formerly known as FASB 159) or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Notwithstanding the foregoing, if the Company notifies the holders of Notes that, in Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of a change in GAAP after the date hereof, any covenant contained in Sections 10.2, 10.3, 10.4, 10.5, 10.6 or 10.7, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than as at the date of this Agreement, the Company shall negotiate in good faith with the holders of Notes to make any necessary adjustments to such covenant or defined term to provide the holders of the Notes with substantially the same protection as such covenant provided prior to the relevant change in GAAP. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, (a) the covenants contained in Sections 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined on the basis of GAAP in effect at the date of this Agreement and (b) each set of financial statements delivered to holders of Notes pursuant to Section 7.1(a) or (b) during such time shall include detailed reconciliations reasonably satisfactory to the Required Holders as to the effect of such change in GAAP.

22.4 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.5 Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.6 Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.7 Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

22.8 Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

CHS, INC.

By:	/s/ David A. Kastelic
Name: David A. Kastelic
Title:	Executive Vice President and Chief Financial Officer

This Agreement is hereby

Accepted and agreed to as
of the date hereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
By:	AIG Asset Management (U.S.) LLC, Investment Adviser
	By: /s/ William H. Hasson Name: Title:	William H. Hasson Managing Director

NEW YORK LIFE INSURANCE COMPANY
By: /s/ Christopher H. Carey
Name:	Christopher H. Carey
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC,
Its Investment Manager
By: /s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY
OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	New York Life Investment Management LLC,
Its Investment Manager
By: /s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE
ACCOUNT (BOLI 3-2)

By:	New York Life Investment Management LLC,
Its Investment Manager
By: /s/ Christopher H. Carey
Name: Christopher H. Carey
	Title:	Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By: /s/ Timothy S. Collins
Name: Timothy S. Collins
Title:	Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By: /s/ Timothy S. Collins
Name: Timothy S. Collins
Its:	Authorized Representative

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Adviser
By: /s/ Emeka O. Onukwugha
Name: Emeka O. Onukwugha
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC
as Investment Adviser
By: /s/ Emeka O. Onukwugha
Name: Emeka O. Onukwugha
Title: Managing Director

MASSMUTUAL ASIA LIMITED
By:	Babson Capital Management LLC
as Investment Adviser
By: /s/ Emeka O. Onukwugha
Name: Emeka O. Onukwugha
Title: Managing Director

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
By:	ING Investment Management LLC, as Agent
By: /s/ Paul Aronson
Name: Paul Aronson
Title: Senior Vice President

AVIVA LIFE AND ANNUITY COMPANY
ROYAL NEIGHBORS OF AMERICA
By:	Aviva Investors North America, Inc.,
Its authorized attorney-in-fact
By: /s/ Roger D. Fors
Name: Roger D. Fors
Title: VP-Private Fixed Income
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: /s/ Axel Zehren
Name: Title:	Axel Zehren Chief Investment Officer

UNUM LIFE INSURANCE COMPANY OF AMERICA
By:	Provident Investment Management, LLC, its Agent
By: /s/ Ben Vance
Name: Ben Vance
Title: Managing Director

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By:	Provident Investment Management, LLC, its Agent
By: /s/ Ben Vance
Name: Ben Vance
Title: Managing Director

PROVIDENT LIFE AND CASUALTY INSURANCE COMPANY
By:	Provident Investment Management, LLC, its Agent
By: /s/ Ben Vance
Name: Ben Vance
Title: Managing Director

HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Management Company
its Agent and Attorney-in-Fact
By: /s/ Ralph Witt
Name: Ralph Witt
Title: Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
By:	Hartford Investment Management Company
its Agent and Attorney-in-Fact
By: /s/ Ralph Witt
Name: Ralph Witt
Title: Vice President

PHYSICIANS LIFE INSURANCE COMPANY
By:	Hartford Investment Management Company
its Agent and Attorney-in-Fact
By: /s/ Ralph Witt
Name: Ralph Witt
Title: Vice President
USAA LIFE INSURANCE COMPANY

By: /s/ John Spear
Name: Title:	John Spear Vice President

CASUALTY INSURANCE COMPANY

By: /s/ John Spear
Name: Title:	John Spear Vice President

CATASTROPHE REINSURANCE COMPANY

By: /s/ John Spear
Name: Title:	John Spear Vice President

AMERICAN FIDELITY ASSURANCE COMPANY
AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS
VANTIS LIFE INSURANCE COMPANY
OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA
AMERICAN REPUBLIC INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
GUIDEONE SPECIALTY MUTUAL INSURANCE COMPANY
GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
INDUSTRIAL ALLIANCE PACIFIC INSURANCE AND FINANCIAL SERVICES, INC.
MTL INSURANCE COMPANY
FORT DEARBORN LIFE INSURANCE COMPANY
NEW ERA LIFE INSURANCE
By:	Advantus Capital Management, Inc.
By: /s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Eve Hampton
Name: Title:	Eve Hamptom VP, Investments

By: /s/ Paul Runnalls
Name:	Paul Runnalls
Title:	Manager, Investments
PHOENIX LIFE INSURANCE COMPANY

By: /s/ John H. Beers
Name: Title:	John H. Beers Vice President

PHL VARIABLE INSURANCE COMPANY

By: /s/ John H. Beers
Name: Title:	John H. Beers Vice President

MODERN WOODMEN OF AMERICA

By: /s/ Michael E. Dau
Name: Title:	Michael E. Dau Treasurer & Investment Manager

THE PHOENIX INSURANCE COMPANY

By: /s/ Annette M. Masterson
Name: Title:	Annette M. Masterson Vice President

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By: /s/ Annette M. Masterson
Name: Title:	Annette M. Masterson Vice President

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By: /s/ R. Scott Higgins
Name: Title:	R. Scott Vice President Senior Vice President Sentinel Asset Management

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By: /s/ Jed R. Martin
Name: Title:	Jed R. Martin Vice President, Private Placements

MONTGOMERY RE, INC.

By: /s/ Jed R. Martin
Name: Title:	Jed R. Martin Authorized Signer

ASSURITY LIFE INSURANCE COMPANY

By: /s/ Victor Weber
Name: Title:	Victor Weber Senior Director — Investments

THE UNION CENTRAL LIFE INSURANCE COMPANY
By:	Summit Investment Advisors, Inc., as Agent
By: /s/ Andrew S. White
Name: Andrew S. White
	Title:	Managing Director - Private Placements

AMERITAS LIFE INSURANCE CORP.
By:	Summit Investment Advisors, Inc., as Agent
By: /s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director - Private Placements

ACACIA LIFE INSURANCE COMPANY
By:	Summit Investment Advisors, Inc., as Agent
By: /s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director - Private Placements

AMERITAS LIFE INSURANCE CORP. – Closed Block
By:	Summit Investment Advisors, Inc., as Agent
By: /s/ Andrew S. White
Name: Andrew S. White
	Title:	Managing Director - Private Placements
SCHEDULE A
INFORMATION AS TO PURCHASERS

Purchaser Name	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-1; $70,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
The Bank of New York Mellon
ABA #: 021-000-018
Account # GLA111566
For Credit to: Variable Annuity Life Insurance Co.; Account No.
260735
Ref. “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June
9, 2021
PPN: 12542R C@7
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
The Variable Annuity Life Insurance Company (260735)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Portfolio Operations
Fax: (713) 831-1072
or
Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com
Duplicate payment notices to:

The Variable Annuity Life Insurance Company (260735) c/o The Bank of New York Mellon Attn: P & I Department Fax: (718) 315-3076

Address / Fax # for all other notices
The Variable Annuity Life Insurance Company (260735)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Portfolio Operations
Fax: (713) 831-1072
or
Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com
With a copy of compliance reporting information to:

AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements — Compliance Email: Complianceprivateplacements@aig.com

Instructions re Delivery of Notes
The Bank of New York Mellon
One Wall Street – 3rd Floor Window — A
New York, N.Y. 10286
Attention: Sammy Yankanah, Phone: (212) 635-7077
Ref: Account Name: The Variable Annuity Life Insurance Company
Account Number: 260735
Cc: rose.dehoyos@aig.com and jon.heiny@aig.com.
Upon receipt of executed versions of the transmittal letter
from the custodian, please forward a copy of the same to
rachel.lewis@aig.com

Signature Block	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: AIG Asset Management (U.S.) LLC, Investment Adviser By: Name:
Title:

Tax identification number	74-1625348

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY
Name in which to register Note(s)	NEW YORK LIFE INSURANCE COMPANY
Note Registration Number(s);	RL-1; $27,500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JPMorgan Chase Bank
Account information	New York, New York
ABA No.: 021-000-021
Credit: New York Life Insurance Company
General Account No.: 008-9-00687
Ref: “Accompanying information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operations, Private Group
Fax #: (908) 840-3385
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com

Address / Fax # for all other notices
New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention: Fixed Income Investors Group, Private Finance
Fax #: (212) 447-4122
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com
with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel Investment Section, Room 1016 Fax #: (212) 576-8340

Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Rebecca Strutton, Esq

Signature Block	NEW YORK LIFE INSURANCE COMPANY By: Name:
Title:

Tax identification number	13-5582869

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Note Registration Number(s);	RL-2; $38,500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JPMorgan Chase Bank
Account information	New York, New York
ABA No.: 021-000-021
Credit: New York Life Insurance and Annuity Corporation
General Account No.: 323-8-47382
Ref: “Accompanying information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operations, Private Group
Fax #: (908) 840-3385
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com

Address / Fax # for all other notices
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention: Fixed Income Investors Group, Private Finance
Fax #: (212) 447-4122
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com
with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel Investment Section, Room 1016 Fax #: (212) 576-8340

Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Rebecca Strutton, Esq

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager By: Name:
Title:

Tax identification number	13-3044743

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY
OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY
OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
Note Registration Number(s);	RL-3; $3,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JPMorgan Chase Bank
Account information	New York, New York
ABA No.: 021-000-021
Credit: NYLIAC Separate BOLI 30C
General Account No.: 304-6-23970
Ref: “Accompanying information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
New York Life Insurance and Annuity Corporation Institutionally
Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue, 2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation Private Group
Fax #: (908) 840-3385
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com

Address / Fax # for all other notices
New York Life Insurance and Annuity Corporation Institutionally
Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue, 2nd Floor, Room 208
New York, New York 10010-1603
Attention: Fixed Income Investor Group, Private Finance
Fax #: (212) 447-4122
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com
with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel Investment Section, Room 1016 Fax #: (212) 576-8340

Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Rebecca Strutton, Esq

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C) By: New York Life Investment Management LLC, Its Investment Manager By: Name:
Title:

Tax identification number	13-3044743

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY
OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY
OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
Note Registration Number(s);	RL-4; $1,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JPMorgan Chase Bank
Account information	New York, New York
ABA No.: 021-000-021
Credit: NYLIAC Separate BOLI 3-2
General Account No.: 323-9-56793
Ref: “Accompanying information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
New York Life Insurance and Annuity Corporation Institutionally
Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue, 2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation Private Group
Fax #: (908) 840-3385
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com

Address / Fax # for all other notices
New York Life Insurance and Annuity Corporation Institutionally
Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue, 2nd Floor, Room 208
New York, New York 10010-1603
Attention: Fixed Income Investor Group, Private Finance
Fax #: (212) 447-4122
With a copy sent via Email to: FIIGLibrary@nylim.com and
TraditionalPVtOps@nylim.com
with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel Investment Section, Room 1016 Fax #: (212) 576-8340

Instructions re Delivery of Notes	New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Rebecca Strutton, Esq

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2) By: New York Life Investment Management LLC, Its Investment Manager By: Name:
Title:

Tax identification number	13-3044743

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-2; $24,000,000 RN-1; $21,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For the account of: Northwestern Mutual Life
Account No. 182380324521
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N
Senior Notes due June 9, 2023
PPN: 12542R C#5
Due date and application (as among principal,
interest and Make-Whole Amount) of the
payment being made:

Address / Fax # for notices related to payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Investment Operations Email: privates@northwesternmutual.com

Address / Fax # for all other notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com

Instructions re Delivery of Notes	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Anne T. Brower, Law Department

Signature Block	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY By: Name:
Title: Its Authorized Representative

Tax identification number	39-0509570

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
Name in which to register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

Note Registration Number(s); Principal Amount(s)	RM-3; $1,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For the account of: Northwestern Mutual Life-GASA
Account No. 182380324018
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior
Notes due June 9, 2021
PPN: 12542R C@7
Due date and application (as among principal,
interest and Make-Whole Amount) of the payment
being made:

Address / Fax # for notices related to payments	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Investment Operations Email: privates@northwesternmutual.com

Address / Fax # for all other notices
The Northwestern Mutual Life Insurance Company for
its Group Annuity Separate Account
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attn: Securities Department
Email: privateinvest@northwesternmutual.com

Instructions re Delivery of Notes	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Anne T. Brower, Law Department

Signature Block	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT By: Name:
Its: Authorized Representative

Tax identification number	39-0509570

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-4; $17,800,000 RN-2; $19,500,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer Citibank, N.A. New York, NY ABA No. 021000089 For MassMutual Co-Owned Account Account No. 30510685 Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes
due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N Senior Notes
due June 9, 2023
PPN: 12542R C#5
Due date and application (as among principal, interest
and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department
With telephone advice of payment to the Securities
Custody and Collection Department of Babson Capital
Management LLC at (413) 226-1754 or (413) 226-1803.

Address / Fax # for all other notices	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division

Instructions re Delivery of Notes	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115 Attn: Steven J. Katz, Esq.

Signature Block	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: Name:
Title:

Tax identification number	04-1590850

Purchaser Name	C.M. LIFE INSURANCE COMPANY
Name in which to register Note(s)	C.M. LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-5; $1,500,000 RN-3; $1,700,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer Citibank, N.A. New York, NY ABA No. 021000089 For MassMutual Co-Owned Account Account No. 30510685 Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes
due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N Senior Notes
due June 9, 2023
PPN: 12542R C#5
Due date and application (as among principal, interest
and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
PO Box 15189
Springfield, MA 01115-5189
Attn: Securities Custody and Collection Department
With telephone advice of payment to the Securities
Custody and Collection Department of Babson Capital
Management LLC at (413) 226-1754 or (413) 226-1803.

Address / Fax # for all other notices	C.M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 PO Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division

Instructions re Delivery of Notes	C.M. Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115 Attn: Steven J. Katz, Esq.

Signature Block	C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: Name:
Title:

Tax identification number	06-1041383

Purchaser Name	MASSMUTUAL ASIA LIMITED
Name in which to register Note(s)	GERLACH & CO.

Note Registration Number(s); Principal Amount(s)	RM-6; $700,000 RN-4; $800,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer Gerlach & Co. c/o Citibank, N.A. ABA Number 021000089 Concentration Account 36112805 Attn: Judy Rock FFC: MassMutual Asia 849195 Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes
due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N Senior Notes
due June 9, 2023
PPN: 12542R C#5
Due date and application (as among principal, interest
and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
Springfield, MA 01115
Attn: Securities Custody and Collection Department
With telephone advice of payment to the Securities
Custody and Collection Department of Babson Capital
Management LLC at (413) 226-1803 or (413) 226-1889.

Address / Fax # for all other notices	MassMutual Asia Limited c/o Babson Capital Management LLC 1500 Main Street Springfield, MA 01115 Attn: Securities Investment Division Send Corporate Action Notice to:
Citigroup Global Securities Services Attn: Corporate Action Dept 3800 Citibank Center Tampa Building B Floor 3 Tampa, FL 33610-9122

Instructions re Delivery of Notes	Citibank NA 399 Park Avenue Level B Vault New York, NY 10022 Acct. #849195

Signature Block	MASSMUTUAL ASIA LIMITED By: Babson Capital Management LLC as Investment Adviser By: Name:
Title:

Tax identification number	N/A

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY
Name in which to register Note(s)	HARE & CO.
Note Registration Number(s);	RL-5; $8,000,000
Principal Amount(s)	RN-5; $12,000,000
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	The Bank of New York
Account information	New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: Aviva Life and Annuity Co-Annuity
Custody Account Number: 010048
Ref: “Accompanying Information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019

PPN: 12542R C*9
Description of Security: 4.67% Series N Senior Notes due June 9,
2023
PPN: 12542R C#5
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Email for all Notices,	PREFERRED REMITTANCE:
including Financials, Compliance and Requests	privateplacements@avivainvestors.com — Aviva Life and Annuity Company c/o Aviva Investors North America, Inc. 215 10th Street, Suite 1000 Des Moines, IA 50309 Attn: Private Fixed Income Dept.

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: Aviva Life and Annuity Co-Annuity, A/C #010048

Signature Block	AVIVA LIFE AND ANNUITY COMPANY By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By: Name:
Title:

Tax identification number	42-0175020 (Aviva Life and Annuity Company 13-6062916 (Hare & Co.)

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY
Name in which to register Note(s)	HARE & CO.

Note Registration Number(s); Principal Amount(s)	RO-1; $17,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: ALA Custody
Custody Account Number: 010041
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior
Notes due June 9, 2026
PPN: 12542R D*8
Due date and application (as among principal,
interest and Make-Whole Amount) of the payment
being made:

Address / Fax # for notices	PREFERRED REMITTANCE:
related to payments	privateplacements@avivainvestors.com

Aviva Life and Annuity Company c/o Aviva Investors North America, Inc. 215 10th Street, Suite 1000 Des Moines, IA 50309 Attn: Private Fixed Income Dept.

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: ALA Custody, A/C #010041

Signature Block	AVIVA LIFE AND ANNUITY COMPANY By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By: Name:
Title:

Tax identification number	42-0175020 (Aviva Life and Annuity Company 13-6062916 (Hare & Co.)

Purchaser Name	ROYAL NEIGHBORS OF AMERICA
Name in which to register Note(s)	ELL & CO.

Note Registration Number(s); Principal Amount(s)	RO-2; $3,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer Northern Chgo/Trust ABA #071000152 Credit wire account 5186041000 F/C 26-73769/Royal Neighbors Ref: INC/DIVR and “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior
Notes due June 9, 2026
PPN: 12542R D*8
Due date and application (as among principal,
interest and Make-Whole Amount) of the payment
being made:

Address / Fax # for notices	PREFERRED REMITTANCE:
related to payments	Ell & Co. c/o Northern Trust Co. P.O.Box 92395 Chicago, IL 60675 With a copy to:
privateplacements@avivainvestors.com

Royal Neighbors of America c/o Aviva Investors North America, Inc. 215 10th Street, Suite 1000 Des Moines, IA 50309 Attn: Private Fixed Income Dept.

Address / Fax # for all other	PREFERRED REMITTANCE:
notices	privateplacements@avivainvestors.com

Royal Neighbors of America c/o Aviva Investors North America, Inc. 215 10th Street, Suite 1000 Des Moines, IA 50309 Attn: Private Fixed Income Dept

Instructions re Delivery of Notes	Northern Trust Co. NY Harborside Financial Center Co. Suite 1401 3 Second St. Jersey City, NJ 07311

Signature Block	ROYAL NEIGHBORS OF AMERICA By: Aviva Investors North America, Inc., Its authorized attorney-in-fact By: Name:
Title:

Tax identification number	36-1711198 (Royal Neighbors of America) 36-6412623 (Ell & Co.)

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Name in which to register Note(s)	MAC & CO.

Note Registration Number(s); Principal Amount(s)	RN-6; $17,000,000 RO-3; $20,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
MAC & CO.
The Bank of New York Mellon
ABA # 011001234
BNY Mellon Account No. ***
DDA 125261
Cost Center 1253
For Credit to Portfolio Account: AZL Special Investments ***
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.67% Series N Senior Notes due June
9, 2023
PPN: 12542R C#5
Description of Security: 4.82% Series O Senior Notes due June
9, 2026
PPN: 12542R D*8
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Phone: 203-221-8580
Fax: 203-221-8539
Email: PrivatePlacements@azoa.com

With a copy to:

Kathy Muhl
Supervisor – Income Group
The Bank of New York Mellon
Three Mellon Center – Room 153-1818
Pittsburgh, Pennsylvania 15259
Phone: 412-234-5192
Fax: 412-236-0800
Email: Kathy.muhl@bnymellon.com

Address / Fax # for all other notices
Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Phone: 203-221-8580
Fax: 203-221-8539
Email: PrivatePlacements@azoa.com

Instructions re Delivery of Notes	Mellon Securities Trust Company One Wall Street 3rd Floor Receive Window C New York, NY 10286 For Credit to: Allianz Life Insurance Company of North America, AZL Special Investments ***

Signature Block	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA By: Name:
Title:

Tax identification number	41-1366075

Purchaser Name	UNUM LIFE INSURANCE COMPANY OF AMERICA
Name in which to register Note(s)	CUDD & CO.

Note Registration Number(s); Principal Amount(s)	RO-4; $10,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
CUDD & CO.
c/o JPMorgan Chase Bank
New York, NY
ABA # 021-000-021
Attn: SSG Private Income Processing
A/C: 900-9-000200
Custodial Account # G08287
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior Notes due
June 9, 2026
PPN: 12542R D*8
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Unum Life Insurance Company of America c/o Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402 Attn: Private Placements Fax: 423-294-3351 Email: PrivateCompliance@unum.com

Address / Fax # for all other notices	Unum Life Insurance Company of America c/o Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402 Attn: Private Placements Fax: 423-294-3351 Email: PrivateCompliance@unum.com

Instructions re Delivery of Notes	JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept Ref: Unum Life Insurance Company of America, Account # G08287

Signature Block	UNUM LIFE INSURANCE COMPANY OF AMERICA By: Provident Investment Management, LLC, its Agent By— Name:
Title:

Tax identification number	13-6022143

Purchaser Name	PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO.

Note Registration Number(s); Principal Amount(s)	RO-5; $10,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
CUDD & CO.
c/o JPMorgan Chase Bank
New York, NY
ABA # 021-000-021
Attn: SSG Private Income Processing
A/C: 900-9-000200
Custodial Account # G06704
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior
Notes due June 9, 2026
PPN: 12542R D*8
Due date and application (as among principal,
interest and Make-Whole Amount) of the payment
being made:

Address / Fax # for notices related to payments
Provident Life and Accident Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402
Attn: Private Placements
Fax: 423-294-3351
Email: PrivateCompliance@unum.com

Address / Fax # for all other notices
Provident Life and Accident Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402
Attn: Private Placements
Fax: 423-294-3351
Email: PrivateCompliance@unum.com

Instructions re Delivery of Notes	JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept Ref: Provident Life and Accident Insurance Company, Account # G06704

Signature Block	PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY By: Provident Investment Management, LLC, its Agent By— Name:
Title:

Tax identification number	13-6022143

Purchaser Name	PROVIDENT LIFE AND CASUALTY INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO.
Note Registration Number(s);	RO-6; $10,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	CUDD & CO.
Account information	c/o JPMorgan Chase Bank
New York, NY
ABA # 021-000-021
Attn: SSG Private Income Processing
A/C: 900-9-000200
Custodial Account # ***
Ref: “Accompanying Information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior Notes due June 9,
2026
PPN: 12542R D*8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments
Provident Life and Casualty Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402
Attn: Private Placements
Fax: 423-294-3351
Email: PrivateCompliance@unum.com

Address / Fax # for all other notices
Provident Life and Casualty Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402
Attn: Private Placements
Fax: 423-294-3351
Email: PrivateCompliance@unum.com

Instructions re Delivery of Notes	JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept Ref: Provident Life and Casualty Insurance Company, Account # ***

Signature Block	PROVIDENT LIFE AND CASUALTY INSURANCE COMPANY By: Provident Investment Management, LLC, its Agent By— Name:
Title:

Tax identification number	13-6022143

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARTFORD LIFE INSURANCE COMPANY
Note Registration Number(s);	RL-6; $5,000,000
Principal Amount(s)	RL-7; $5,000,000
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JP Morgan Chase
Account Information	4 New York Plaza
New York New York 10004
Bank ABA No.: 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T G06616-LSO-B
Attn: Bond Interest /Principal - and“Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8875/8876

Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department – Private Placements 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8884

Instructions re: delivery of Notes	JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. Custody Account Number: G06616-LSO-B (must appear on outside of envelope)

Form signature block	HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company its Agent and Attorney-in-Fact By: Name:
Title:

Tax Identification Number	06-0974148

Purchaser Name	HARTFORD LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARTFORD LIFE INSURANCE COMPANY
Note Registration Number(s);	RL-8; $5,000,000
Principal Amount(s)	RL-9; $2,000,000
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JP Morgan Chase
Account Information	4 New York Plaza
New York New York 10004
Bank ABA No.: 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T G06607-LGA-B
Attn: Bond Interest /Principal - and“Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8875/8876

Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department – Private Placements 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8884

Instructions re: delivery of Notes	JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. Custody Account Number: G06607-LGA-B (must appear on outside of envelope)

Form signature block	HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company its Agent and Attorney-in-Fact By: Name:
Title:

Tax Identification Number	06-0974148

Purchaser Name	HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
Name in which to register Note(s)	HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
Note Registration Number(s);	RL-10; $5,000,000
Principal Amount(s)	RL-11; $1,000,000
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JP Morgan Chase
Account Information	4 New York Plaza
New York New York 10004
Bank ABA No.: 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T G06583-ILA-B
Attn: Bond Interest /Principal - and“Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Hartford Investment Management Company c/o Portfolio Support 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8875/8876

Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department – Private Placements 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8884

Instructions re: delivery of Notes	JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. Custody Account Number: G06583-ILA-B (must appear on outside of envelope)

Form signature block	HARTFORD LIFE AND ANNUITY INSURANCE COMPANY By: Hartford Investment Management Company its Agent and Attorney-in-Fact By: Name:
Title:

Tax Identification Number	39-1052598

Purchaser Name	PHYSICIANS LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RL-12; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	The Northern Trust Company
Account Information	ABA #071000152
Account 5186041000
F/C/T Physicians Life Insurance Company - ***
Ref: INC/DIV and “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Physicians Life Insurance Company 2600 Dodge St. Omaha, NE 68131 Attn: Steven Scanlon Fax: 402-633-1096

Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department – Private Placements 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8884

Instructions re: delivery of Notes	Northern Trust Company of New York Harborside Financial Center 10, Ste. 1401 3 Second Street Jersey City, NJ 07311 Re: Northern Acct # *** — Physicians Life Insurance Company

Form signature block	PHYSICIANS LIFE INSURANCE COMPANY By: Hartford Investment Management Company its Investment Manager By: Name:
Title:

Tax Identification Number	47-0529583

Purchaser Name	PHYSICIANS LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RL-13; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	The Northern Trust Company
Account Information	ABA #071000152
Account 5186041000
F/C/T Physicians Life Insurance Company - 26-27103-QPL
Ref: INC/DIV and “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Physicians Life Insurance Company 2600 Dodge St. Omaha, NE 68131 Attn: Steven Scanlon Fax: 402-633-1096

Address / Fax # for all other notices	Hartford Investment Management Company c/o Investment Department – Private Placements 55 Farmington Avenue Hartford, CT 06105 Fax: 860-297-8884

Instructions re: delivery of Notes	Northern Trust Company of New York Harborside Financial Center 10, Ste. 1401 3 Second Street Jersey City, NJ 07311 Re: Northern Acct #26-27103 — Physicians Life Insurance Company

Form signature block	PHYSICIANS LIFE INSURANCE COMPANY By: Hartford Investment Management Company its Investment Manager By: Name:
Title:

Tax Identification Number	47-0529583

Purchaser Name	USAA LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RL-14; $12,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account information	ABA#071000152
Credit Wire Account # 5186041000
26-11042/ Life Company
Ref: “Accompanying Information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment

Address / Fax # for all other notices	John Spear VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-8661

Instructions re Delivery of Notes	Northern Trust Company of New York Account: 26-11042 Harborside Financial Center 10, Ste. 1401 3 Second Street Jersey City, NJ 07311

Signature Block	USAA LIFE INSURANCE COMPANY By: Name:
Title:

Tax identification number	74-1472662

Purchaser Name	CASUALTY INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RL-15; $5,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account information	ABA#071000152
Credit Wire Account # 5186041000
*** / CIC
Ref: “Accompanying Information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment

Address / Fax # for all other notices	Donna Baggerly VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-8661

Instructions re Delivery of Notes	Northern Trust Company of New York Harborside Financial Center 10, Ste. 1401 3 Second Street Jersey City, NJ 07311 Ref: Account *** / CIC

Signature Block	CASUALTY INSURANCE COMPANY By: Name:
Title:

Tax identification number	20-3019540

Purchaser Name	CATASTROPHE REINSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RL-16; $3,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account information	ABA#071000152
Credit Wire Account # 5186041000
*** / CRC
Ref: “Accompanying Information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675-92395 Attn: Income Collections Please include the cusip and shares/par for the dividend/interest payment

Address / Fax # for all other notices	Donna Baggerly VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-8661

Instructions re Delivery of Notes	Northern Trust Company of New York Harborside Financial Center 10, Ste. 1401 3 Second Street Jersey City, NJ 07311 Ref: Account *** / CRC

Signature Block	CATASTROPHE REINSURANCE COMPANY By: Name:
Title:

Tax identification number	20-4729999

Purchaser Name	AMERICAN FIDELITY ASSURANCE COMPANY
Name in which to register Note(s)	FFB REGISTRATION
Note Registration Number(s);	RO-7; $1,800,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	First Fidelity Bank, N.A.
Account Information	ABA #103002691
Account name: InvesTrust
Acct #: 2000528686
FFC: American Fidelity Assurance Company
Account #: 52010414
Attn: Debbie Sinard (405) 843-7177
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior Notes due June 9,
2026
PPN: 12542R D*8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	American Fidelity Assurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	American Fidelity Assurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	InvesTrust 5101 N Classen Suite 620 Oklahoma City OK 73118 Account Name: American Fidelity Assurance Company Account Number: 52010414 Contact: Trust Op Tel: 405-843-7177

Form signature block	AMERICAN FIDELITY ASSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	73-0714500

Purchaser Name	AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS
Name in which to register Note(s)	WELLS FARGO BANK N.A. FBO AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS

Note Registration Number(s); Principal Amount(s)	RO-8; $1,800,000

Payment on account of Note(s) Method Account Information
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
Beneficiary Acct Name: Trust Wire Clearing
Wells Fargo Acct Name: American-Amicable Life Insurance Company of
Texas
Wells Fargo Acct Number: 24004700
Attn: Duane Johnson (612) 667-6723
Ref: “Accompanying Information” below.

Accompanying Information
Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior Notes due June 9,
2026
PPN: 12542R D*8
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	American-Amicable Life Insurance Company of Texas c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	American-Amicable Life Insurance Company of Texas c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes
Wells Fargo — Investment Mgr Relations
733 Marquette Ave. 3rd Floor
MAC N9306-036
Minneapolis, MN 55479
Account Name: American-Amicable Life Insurance Company of Texas,
Account Number: : 24004700
Attn: Duane Johnson (612) 667-6723

Form signature block	AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	74-2179909

Purchaser Name	VANTIS LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARE & CO.
Note Registration Number(s);	RM-7; $1,500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	The Bank of New York Mellon
Account Information	ABA#: 021	000 018
GLA: 111566
ACCT#: 906930
ACCT Name: People’s United Bank
Ref: “Accompanying Information” below.
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Vantis Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Vantis Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	The Bank of New York Mellon One Wall Street 5th Floor New York, NY 10286 Attn: Free Receive Dept. Acct Name: Vantis Life Insurance Company, Acct #90630

Form signature block	VANTIS LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	06-0523876

Purchaser Name	OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA
Name in which to register Note(s)	WELLS FARGO BANK N.A. FBO OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA

Note Registration Number(s); Principal Amount(s)	RO-9; $1,400,000

Payment on account of Note(s) Method Account Information
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
Beneficiary Acct Name: Trust Wire Clearing
Wells Fargo Acct Name: Occidental Life Insurance Company of North
Carolina
Wells Fargo Acct Number: 24005000
Attn: Duane Johnson (612) 667-6723
Ref: “Accompanying Information” below.

Accompanying Information
Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior Notes due June 9,
2026
PPN: 12542R D*8
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Occidental Life Insurance Company of North Carolina c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Occidental Life Insurance Company of North Carolina c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes
Wells Fargo — Investment Mgr Relations
733 Marquette Ave. 3rd Floor
MAC N9306-036
Minneapolis, MN 55479
Account Name: Occidental Life Insurance Company of North Carolina,
Account Number: : 24005000
Attn: Duane Johnson (612) 667-6723

Form signature block	OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	56-0343440

Purchaser Name	AMERICAN REPUBLIC INSURANCE COMPANY
Name in which to register Note(s)	WELLS FARGO BANK N.A. AS CUSTODIAN FOR AMERICAN REPUBLIC INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RL-17; $1,300,000

Payment on account of Note(s) Method Account Information
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
Beneficiary Acct Name: Trust Wire Clearing
FFC Attn: Income Collections, a/c #20983400
For further credit to: American Republic Insurance Company, Account
No. 20983400
Ref: “Accompanying Information” below.

Accompanying Information
Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	American Republic Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	American Republic Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Wells Fargo — Investment Mgr Relations 733 Marquette Ave. 3rd Floor MAC N9306-036 Minneapolis, MN 55479 Account Name: American Republic Insurance Company, Account Number:
20983400 Attn: Duane Johnson (612) 667-6723

Form signature block	AMERICAN REPUBLIC INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	42-0113630

Purchaser Name	TRUSTMARK INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RN-7; $1,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account Information	ABA #071000152
For Credit to: Account No. 5186041000
For further Credit to: Account No. 26-11938/Trustmark Insurance
Company
Attn: Income Collections
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.67% Series N Senior Notes due June 9,
2023
PPN: 12542R C#5 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Trustmark Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Trustmark Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Northern Trust Co. of NY Harborside Financial Center 10 Suite 1401 3 Second St. Jersey City, NJ 07311 For Acct# 26-11938, Trustmark Insurance Company Attn: Jose Mero

Form signature block	TRUSTMARK INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	36-0792925

Purchaser Name	BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
Name in which to register Note(s)	HARE & CO.
Note Registration Number(s);	RL-18; $900,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Federal Reserve Bank of Boston
Account Information	ABA: #011001234
DDA# 048771
Blue Cross and Blue Shield of Florida, F1BF5314632
Ref: “Accompanying Information” below.
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Blue Cross and Blue Shield of Florida, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Blue Cross and Blue Shield of Florida, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Mellon Securities Trust Co. One Wall Street 3rd Floor Receive Window C New York, NY 10286 Acct Name: Blue Cross and Blue Shield of Florida, Inc. F1BF5314632

Form signature block	BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	59-2015694

Purchaser Name	GUIDEONE SPECIALTY MUTUAL INSURANCE COMPANY
Name in which to register Note(s)	WELLS FARGO BANK, N.A. AS CUSTODIAN FOR GUIDEONE SPECIALTY MUTUAL INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RL-19; $900,000

Payment on account of Note(s) Method Account Information
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
Beneficiary Acct Name: Trust Wire Clearing
OBI FFC: 21025100
GuideOne Specialty Mutual Insurance Company
Attn: Jozsef Hegedus (612) 667-7612
Ref: “Accompanying Information” below.

Accompanying Information
Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	GuideOne Specialty Mutual Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	GuideOne Specialty Mutual Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes
Wells Fargo Bank Trust Operations Center
733 Marquette Ave. 3rd Floor
MAC N9306-036
Minneapolis, MN 55479
Account Name: Wells Fargo Bank Custodian for GuideOne Specialty
Mutual Insurance Company, Account Number: 21025100
Attn: Jozsef Hegedus (612) 667-7612

Form signature block	GUIDEONE SPECIALTY MUTUAL INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	42-0660911

Purchaser Name	GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY
Name in which to register Note(s)	WELLS FARGO BANK, N.A. AS CUSTODIAN FOR GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RL-20; $900,000

Payment on account of Note(s) Method Account Information
Federal Funds Wire Transfer
Wells Fargo Bank N.A.
ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
BNF: Trust Wire Clearing
OBI FFC: 21025400
GuideOne Property & Casualty Insurance Company
Attn: Jozsef Hegedus (612) 667-7612
Ref: “Accompanying Information” below.

Accompanying Information
Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	GuideOne Property & Casualty Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	GuideOne Property & Casualty Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes
Wells Fargo Bank Trust Operations Center
733 Marquette Ave. 3rd Floor
MAC N9306-036
Security Control and Transfer
Minneapolis, MN 55479
Account Name: Wells Fargo Bank Custodian for GuideOne Property &
Casualty Insurance Company, Account Number: 21025400
Attn: Jozsef Hegedus (612) 667-7612

Form signature block	GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	42-1409999

Purchaser Name	CATHOLIC UNITED FINANCIAL
Name in which to register Note(s)	WELLS FARGO BANK N.A. FBO CATHOLIC UNITED FINANCIAL
Note Registration Number(s);	RM-8; $750,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Wells Fargo Bank N.A.
Account Information	ABA #: 121000248
BNFA: 0000840245 (must use all 10 digits)
Beneficiary Acct Name: Trust Wire Clearing
Wells Fargo Acct Name: Catholic United Financial
Wells Fargo Acct Number: 23825801
Attn: Duane Johnson (612) 667-6723
Ref: “Accompanying Information” below.
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Catholic United Financial c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Catholic United Financial c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes
Wells Fargo — Investment Mgr Relations
733 Marquette Ave. 3rd Floor
MAC N9306-036
Minneapolis, MN 55479
Account Name: Catholic United Financial, Account Number: 23825801
Attn: Duane Johnson (612) 667-6723

Form signature block	CATHOLIC UNITED FINANCIAL By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	41-0182070

Purchaser Name	INDUSTRIAL ALLIANCE PACIFIC INSURANCE AND FINANCIAL SERVICES, INC.
Name in which to register Note(s)	HARE & CO.
Note Registration Number(s);	RM-9; $750,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Bank of New York
Account Information	ABA #021000018
GLA: 111-565
Trust #271883
A/C Name: Industrial Alliance Pacific Insurance and Financial
Services, Inc.
Ref: “Accompanying Information” below.
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Industrial Alliance Pacific Insurance and Financial Services, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Industrial Alliance Pacific Insurance and Financial Services, Inc. c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	The Bank of New York One Wall St. — 3rd Floor, Incoming Window New York, NY 10286 For Acct #271883 Account Name: Industrial Alliance Pacific Insurance and Financial Services, Inc.

Form signature block	INDUSTRIAL ALLIANCE PACIFIC INSURANCE AND FINANCIAL SERVICES, INC. By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	98-0018913

Purchaser Name	MTL INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RN-8; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account Information	ABA #071000152
For Credit to: Account No. 5186041000
For further Credit to: Account No. 26-00621/MTL Insurance Company
Attn: Income Collections
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.67% Series N Senior Notes due June 9,
2023
PPN: 12542R C#5 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	MTL Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	MTL Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Northern Trust Co. of NY Harborside Financial Center 10 Suite 1401 3 Second St. Jersey City, NJ 07311 For Acct# 26-00621, MTL Insurance Company Attn: Jose Mero

Form signature block	MTL INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	36-1516780

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RM-10; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account Information	ABA #071000152
For Credit to: Account No. 5186041000
For further Credit to: FDLIC-ADV MVA, Account No. ***
Attn: Income Collections
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Northern Trust Co. of NY Harborside Financial Center 10 Suite 1401 3 Second St. Jersey City, NJ 07311 For Acct# ***, FDLIC-ADV MVA Attn: Jose Mero or Ruby Vega

Form signature block	FORT DEARBORN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	36-2598882

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RM-11; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account Information	ABA #071000152
For Credit to: Account No. 5186041000
For further Credit to: FDLIC-ADV GENERAL, Account No. ***
Attn: Income Collections
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Northern Trust Co. of NY Harborside Financial Center 10 Suite 1401 3 Second St. Jersey City, NJ 07311 For Acct# ***, FDLIC-ADV GENERAL Attn: Jose Mero or Ruby Vega

Form signature block	FORT DEARBORN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	36-2598882

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RM-12; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account Information	ABA #071000152
For Credit to: Account No. 5186041000
For further Credit to: FDLIC-ADV EIA, Account No. ***
Attn: Income Collections
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Northern Trust Co. of NY Harborside Financial Center 10 Suite 1401 3 Second St. Jersey City, NJ 07311 For Acct# ***, FDLIC-ADV EIA Attn: Jose Mero or Ruby Vega

Form signature block	FORT DEARBORN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	36-2598882

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RM-13; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account Information	ABA #071000152
For Credit to: Account No. 5186041000
For further Credit to: FDLIC-ADVANTUS INSURED, Account No. 2671446
Attn: Income Collections
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Northern Trust Co. of NY Harborside Financial Center 10 Suite 1401 3 Second St. Jersey City, NJ 07311 For Acct# 2671446, FDLIC-ADVANTUS INSURED Attn: Jose Mero or Ruby Vega

Form signature block	FORT DEARBORN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	36-2598882

Purchaser Name	FORT DEARBORN LIFE INSURANCE COMPANY
Name in which to register Note(s)	ELL & CO.
Note Registration Number(s);	RM-14; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	Northern Chgo/Trust
Account Information	ABA #071000152
For Credit to: Account No. 5186041000
For further Credit to: FDLIC-ADVANTUS C&S, Account No. 2671447
Attn: Income Collections
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	Northern Trust Co. of NY Harborside Financial Center 10 Suite 1401 3 Second St. Jersey City, NJ 07311 For Acct# 2671447, FDLIC-ADVANTUS C&S Attn: Jose Mero or Ruby Vega

Form signature block	FORT DEARBORN LIFE INSURANCE COMPANY By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	36-2598882

Purchaser Name	NEW ERA LIFE INSURANCE
Name in which to register Note(s)	CUDD & CO.
Note Registration Number(s);	RM-15; $500,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JPMorgan Chase
Account Information	ABA #021000021
FFC to: 9009000127
Account: P05155
Account Name: New Era Life Insurance
Ref: “Accompanying Information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June 9,
2021
PPN: 12542R C@7 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	New Era Life Insurance c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Address / Fax # for all other notices	New Era Life Insurance c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator

Instructions re: delivery of Notes	JP Morgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. Account #P05155

Form signature block	NEW ERA LIFE INSURANCE By: Advantus Capital Management, Inc. By: Name:
Title:

Tax Identification Number	74-2552025

Purchaser Name	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Name in which to register Note(s)	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-16; $3,500,000 RN-9; $10,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer The Bank of New York ABA No.: 021-000-018 BNF Acct No.: IOC566 Further Credit To: : Great-West Life/Acct No. 640935 Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes
due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N Senior Notes
due June 9, 2023
PPN: 12542R C#5
Due date and application (as among principal,
interest and Make-Whole Amount) of the payment being
made:

Address / Fax # for all notices and communications	Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

Instructions re Delivery of Notes	The Bank of New York Mellon 3rd Floor, Window A One Wall Street New York, NY 10286 Attn: Receive/Deliver Dept (Great-West Life/Acct No. 640935)

Signature Block	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY By: Name:
Title:
By: Name:
Title:

Tax identification number	84-0467907

Purchaser Name	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Name in which to register Note(s)	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-17; $500,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer The Bank of New York ABA No.: 021-000-018 BNF Acct No.: IOC566 Further Credit To: : Great-West Life/Acct No. *** Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due
June 9, 2021
PPN: 12542R C@7
Due date and application (as among principal, interest
and Make-Whole Amount) of the payment being made:

Address / Fax # for all notices and communications	Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

Instructions re Delivery of Notes	The Bank of New York Mellon 3rd Floor, Window A One Wall Street New York, NY 10286 Attn: Receive/Deliver Dept (Great-West Life/Acct No. ***)

Signature Block	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY By: Name:
Title:
By: Name:
Title:

Tax identification number	84-0467907

Purchaser Name	PHOENIX LIFE INSURANCE COMPANY
Name in which to register Note(s)	PHOENIX LIFE INSURANCE COMPANY
Note Registration Number(s);	RN-10; $4,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JP Morgan Chase Bank
Account Information	ABA #021000021
New York, NY
Account No. 900-9000-200
Account Name: Income Processing
Reference A/C # G05123, Phoenix Life Insurance Company and
“Accompanying information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.67% Series N Senior Notes due June 9,
2023
PPN: 12542R C#5 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Phoenix Life Insurance Company c/o Goodwin Capital Advisers One American Row, H-GW-1 P.O. Box 5056 Hartford, CT 06102-5056 Attn: Private Placement Department Fax 860.403.7248

Address / Fax # for all other notices	Phoenix Life Insurance Company c/o Goodwin Capital Advisers One American Row, H-GW-1 P.O. Box 5056 Hartford, CT 06102-5056 Attn: Private Placement Department Fax 860.403.7248

Instructions re: delivery of Notes	Phoenix Life Insurance Company One American Row Hartford, CT 06102-5056 Attn: Brad Buck

Form signature block	PHOENIX LIFE INSURANCE COMPANY By: Name:
Title:

Tax Identification Number	06-0493340

Purchaser Name	PHL VARIABLE INSURANCE COMPANY
Name in which to register Note(s)	PHL VARIABLE INSURANCE COMPANY
Note Registration Number(s);	RO-10; $4,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JP Morgan Chase Bank
Account Information	ABA #021000021
New York, NY
Account No. 900-9000-200
Account Name: Income Processing
Reference A/C # G11923, PHL Variable Insurance Company and
“Accompanying information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior Notes due June 9,
2026
PPN: 12542R D*8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	PHL Variable Life Insurance Company c/o Goodwin Capital Advisers One American Row, H-GW-1 P.O. Box 5056 Hartford, CT 06102-5056 Attn: Private Placement Department Fax 860.403.7248

Address / Fax # for all other notices	PHL Variable Life Insurance Company c/o Goodwin Capital Advisers One American Row, H-GW-1 P.O. Box 5056 Hartford, CT 06102-5056 Attn: Private Placement Department Fax 860.403.7248

Instructions re: delivery of Notes	PHL Variable Life Insurance Company One American Row Hartford, CT 06102-5056 Attn: Brad Buck

Form signature block	PHL VARIABLE INSURANCE COMPANY By: Name:
Title:

Tax Identification Number	06-1045829

Purchaser Name	PHL VARIABLE INSURANCE COMPANY
Name in which to register Note(s)	PHL VARIABLE INSURANCE COMPANY
Note Registration Number(s);	RO-11; $1,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JP Morgan Chase Bank
Account Information	ABA #021000021
New York, NY
Account No. 900-9000-200
Account Name: Income Processing
Reference A/C # G09389, PHL Variable Insurance Company and
“Accompanying information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.82% Series O Senior Notes due June 9,
2026
PPN: 12542R D*8 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	PHL Variable Life Insurance Company c/o Goodwin Capital Advisers One American Row, H-GW-1 P.O. Box 5056 Hartford, CT 06102-5056 Attn: Private Placement Department Fax 860.403.7248

Address / Fax # for all other notices	PHL Variable Life Insurance Company c/o Goodwin Capital Advisers One American Row, H-GW-1 P.O. Box 5056 Hartford, CT 06102-5056 Attn: Private Placement Department Fax 860.403.7248

Instructions re: delivery of Notes	PHL Variable Life Insurance Company One American Row Hartford, CT 06102-5056 Attn: Brad Buck

Form signature block	PHL VARIABLE INSURANCE COMPANY By: Name:
Title:

Tax Identification Number	06-1045829

Purchaser Name	MODERN WOODMEN OF AMERICA
Name in which to register Note(s)	MODERN WOODMEN OF AMERICA

Note Registration Number(s); Principal Amount(s)	RM-18; $6,000,000 RN-11; $3,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
ABA No. 071-000-152
Account Name: Modern Woodmen of America
Account No. 84352
Ref: “Accompanying information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N
Senior Notes due June 9, 2023
PPN: 12542R C#5
Due date and application (as among
principal, interest and Make-Whole
Amount) of the payment being made:

Address / Fax # for notices related to payments	Modern Woodmen of America Attn: Investment Accounting Department 1701 First Avenue Rock Island, IL 61201 Fax: (309) 793-5688

Address / Fax # for all other notices	Modern Woodmen of America Attn: Investment Department 1701 First Avenue Rock Island, IL 61201 Email: investments@modern-woodmen.org Fax: (309) 793-5574

Instructions re Delivery of Notes	Modern Woodmen of America 1701 1st Ave Rock Island, IL 61201 Attn: Douglas A. Pannier

Signature Block	MODERN WOODMEN OF AMERICA By: Name:
Title:

Tax identification number	36-1493430

Purchaser Name	THE PHOENIX INSURANCE COMPANY
Name in which to register Note(s)	THE PHOENIX INSURANCE COMPANY
Note Registration Number(s);	RL-21; $4,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JP Morgan Chase Bank
Account information	ABA #021000021
New York, NY
Account No. 323954448
Account Name: Travelers Indemnity Company - Private Placements
Ref: “Accompanying information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.08% Series L Senior Notes due June 9,
2019
PPN: 12542R C*9 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	The Phoenix Insurance Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington St. St. Paul, MN 55102-1396

Address / Fax # for all other notices	The Phoenix Insurance Company c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington St. St. Paul, MN 55102-1396

Instructions re Delivery of Notes	The Phoenix Insurance Company c/o The Travelers Companies, Inc. 385 Washington St. St. Paul, MN 55102 Attn: Nicole Ankeny, Esq.

Signature Block	THE PHOENIX INSURANCE COMPANY By: Name:
Title:

Tax identification number	06-0303275

Purchaser Name	TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
Name in which to register Note(s)	TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

Note Registration Number(s); Principal Amount(s)	RM-19; $4,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JP Morgan Chase Bank ABA #021000021 New York, NY Account No. 323954448 Account Name: Travelers Indemnity Company — Private Placements Ref: “Accompanying information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior Notes due June
9, 2021
PPN: 12542R C@7
Due date and application (as among principal, interest and
Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Travelers Casualty and Surety Company of America c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington St. St. Paul, MN 55102-1396

Address / Fax # for all other notices	Travelers Casualty and Surety Company of America c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington St. St. Paul, MN 55102-1396

Instructions re Delivery of Notes	Travelers Casualty and Surety Company of America c/o The Travelers Companies, Inc. 385 Washington St. St. Paul, MN 55102 Attn: Nicole Ankeny, Esq.

Signature Block	TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA By: Name:
Title:

Tax identification number	06-0907370

Purchaser Name	LIFE INSURANCE COMPANY OF THE SOUTHWEST
Name in which to register Note(s)	LIFE INSURANCE COMPANY OF THE SOUTHWEST

Note Registration Number(s); Principal Amount(s)	RM-20; $7,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer JPMorgan Chase & Co. New York, NY 10010 ABA #021000021 Custody Account No.: G06475 Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Due date and application (as among
principal, interest and Make-Whole
Amount) of the payment being made:

Address / Fax # for all notices and communications	Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, VT 05604 Attn: Private Placements Fax: 802-223-9332 Email: shiggins@nationallife.com

Instructions re Delivery of Notes	Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, VT 05604 Attn: R. Scott Higgins

Signature Block	LIFE INSURANCE COMPANY OF THE SOUTHWEST By: Name:
Title:

Tax identification number	75-0953004

Purchaser Name	THE OHIO NATIONAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	THE OHIO NATIONAL LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-21; $3,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
U.S. Bank N.A.
5th & Walnut Streets
Cincinnati, OH 45202
ABA #042-000013
For credit to The Ohio National Life
Insurance Company Account No. 910-275-7
Ref: “Accompanying information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Due date and application (as among
principal, interest and Make-Whole
Amount) of the payment being made:

Address / Fax # for notices related to payments	The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506

Address / Fax # for all other notices	The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506

Instructions re Delivery of Notes	The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Jed R. Martin

Signature Block	THE OHIO NATIONAL LIFE INSURANCE COMPANY By: Name: Jed R. Martin Title: Vice President, Private Placements

Tax identification number	31-0397080

Purchaser Name	MONTGOMERY RE, INC.
Name in which to register Note(s)	MONTGOMERY RE, INC.

Note Registration Number(s); Principal Amount(s)	RM-22; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer U.S. Bank N.A. 5th & Walnut Streets Cincinnati, OH 45202 ABA #042-000013 For credit to Montgomery Re, Inc. Account No. *** Ref: “Accompanying information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Due date and application (as among
principal, interest and Make-Whole
Amount) of the payment being made:

Address / Fax # for notices related to payments	Montgomery Re, Inc. One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506

Address / Fax # for all other notices	Montgomery Re, Inc. One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506

Instructions re Delivery of Notes	Montgomery Re, Inc. One Financial Way Cincinnati, OH 45242 Attention: Jed R. Martin

Signature Block	MONTGOMERY RE, INC. By: Name:
Title:

Tax identification number	26-3791519

Purchaser Name	MONTGOMERY RE, INC.
Name in which to register Note(s)	MONTGOMERY RE, INC.

Note Registration Number(s); Principal Amount(s)	RN-12; $2,500,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer U.S. Bank N.A. 5th & Walnut Streets Cincinnati, OH 45202 ABA #042-000013 For credit to Montgomery Re, Inc. Account No. *** Ref: “Accompanying information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.67% Series N
Senior Notes due June 9, 2023
PPN: 12542R C#5
Due date and application (as among
principal, interest and Make-Whole
Amount) of the payment being made:

Address / Fax # for notices related to payments	Montgomery Re, Inc. One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506

Address / Fax # for all other notices	Montgomery Re, Inc. One Financial Way Cincinnati, OH 45242 Attention: Investment Department Fax: 513-794-4506

Instructions re Delivery of Notes	Montgomery Re, Inc. One Financial Way Cincinnati, OH 45242 Attention: Jed R. Martin

Signature Block	MONTGOMERY RE, INC. By: Name:
Title:

Tax identification number	26-3791519

Purchaser Name	ASSURITY LIFE INSURANCE COMPANY
Name in which to register Note(s)	ASSURITY LIFE INSURANCE COMPANY
Note Registration Number(s);	RN-13; $2,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	US Bank National Association
Account Information	13th and M Streets
Lincoln, NE 68508
ABA Number 104000029
Account of: Assurity Life Insurance Company
General Fund Account #1-494-0092-9092
Ref: “Accompanying information” below
Accompanying Information	Name of Company: CHS INC.
Description of Security: 4.67% Series N Senior Notes due June 9,
2023
PPN: 12542R C#5 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:
Address for Notices Related to Payments	Assurity Life Insurance Company 1526 K Street Lincoln, NE 68508 Attn: Investment Division Fax: 402-458-2170
Address for all other Notices	Assurity Life Insurance Company 1526 K Street Lincoln, NE 68508 Attn: Victor Weber Phone: 402-437-3682 Fax: 402-458-2170 Email: vweber@assurity.com

Instructions for Delivery of Notes	Assurity Life Insurance Company 1526 K Street Lincoln, NE 68508 Attn: Victor Weber

Signature Block	ASSURITY LIFE INSURANCE COMPANY By: Name:
Title:

Tax Identification Number	38-1843471

Purchaser Name	THE UNION CENTRAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO. AS NOMINEE FOR THE UNION CENTRAL LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-23; $2,000,000 RN-14; $2,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
DDA Clearing Account: 9009002859
Further Credit — Custody Fund P72228 (The
Union Central Life Insurance Company)
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N
Senior Notes due June 9, 2023
PPN: 12542R C#5
Due date and application (as among principal,
interest and Make-Whole Amount) of the
payment being made:

Address / Fax # for notices related to payments	The Union Central Life Insurance Company 1876 Waycross Rd Cincinnati, Ohio 45240 Attention: Treasury Department Fax: (513) 674-5275

Address / Fax # for all other notices	The Union Central Life Insurance Company c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 ATTN: Physical Receive Department REF: Account P72228 REF: The Union Central Life Insurance Company

Signature Block	THE UNION CENTRAL LIFE INSURANCE COMPANY By: Summit Investment Advisors, Inc., as Agent By: Name:
Title:

Tax identification number	31-0472910

Purchaser Name	AMERITAS LIFE INSURANCE CORP. - CLOSED BLOCK
Name in which to register Note(s)	CUDD & CO. AS NOMINEE FOR AMERITAS LIFE INSURANCE CORP. — CLOSED BLOCK

Note Registration Number(s); Principal Amount(s)	RM-24; $1,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
DDA Clearing Account: 9009002859
Further Credit — Custody Fund *** (Ameritas Life
Insurance Corp. — Closed Block)
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M Senior
Notes due June 9, 2021
PPN: 12542R C@7
Due date and application (as among principal,
interest and Make-Whole Amount) of the payment
being made:

Address / Fax # for notices related to payments	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970

Address / Fax # for all other notices	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 ATTN: Physical Receive Department REF: Account *** REF: Ameritas Life Insurance Corp. — Closed Block

Signature Block	AMERITAS LIFE INSURANCE CORP. — CLOSED BLOCK By: Summit Investment Advisors, Inc., as Agent By: Name:
Title:

Tax identification number	47-0098400

Purchaser Name	AMERITAS LIFE INSURANCE CORP.
Name in which to register Note(s)	CUDD & CO. AS NOMINEE FOR AMERITAS LIFE INSURANCE CORP.
Note Registration Number(s);	RN-15; $1,000,000
Principal Amount(s)
Payment on account of Note(s)	Federal Funds Wire Transfer
Method	JPMorgan Chase Bank
Account information	ABA #021000021
DDA Clearing Account: 9009002859
Further Credit - Custody Fund P72220 (Ameritas Life Insurance Corp.)
Ref: “Accompanying Information” below
Accompanying information	Name of Company: CHS INC.
Description of Security: 4.67% Series N Senior Notes due June 9,
2023
PPN: 12542R C#5 Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made:

Address / Fax # for notices related to payments	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970

Address / Fax # for all other notices	Ameritas Life Insurance Corp. c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 ATTN: Physical Receive Department REF: Account P72220 REF: Ameritas Life Insurance Corp.

Signature Block	AMERITAS LIFE INSURANCE CORP. By: Summit Investment Advisors, Inc., as Agent By: Name:
Title:

Tax identification number	47-0098400

Purchaser Name	ACACIA LIFE INSURANCE COMPANY
Name in which to register Note(s)	CUDD & CO. AS NOMINEE FOR ACACIA LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-25; $1,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
JPMorgan Chase Bank
ABA #021000021
DDA Clearing Account: 9009002859
Further Credit — Custody Fund P72216 (Acacia
Life Insurance Company)
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Due date and application (as among
principal, interest and Make-Whole Amount)
of the payment being made:

Address / Fax # for notices related to payments	Acacia Life Insurance Company c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970

Address / Fax # for all other notices	Acacia Life Insurance Company c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 ATTN: Physical Receive Department REF: Account P72216 REF: Acacia Life Insurance Company.

Signature Block	ACACIA LIFE INSURANCE COMPANY By: Summit Investment Advisors, Inc., as Agent By: Name:
Title:

Tax identification number	53-0022880

Purchaser Name	ING LIFE INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	ING LIFE INSURANCE AND ANNUITY COMPANY

Note Registration Number(s); Principal Amount(s)	RM-26; $2,500,000 RN-16; $7,900,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
The Bank of New York Mellon
ABA#: 021000018
Account: IOC 566/INST’L CUSTODY (for
scheduled principal and interest payments)
or
Account: 565/INST’L CUSTODY (for all
payments other than scheduled principal and
interest)
For further credit: ILIAC/ Acct. No. 216101
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N
Senior Notes due June 9, 2023
PPN: 12542R C#5
Due date and application (as among
principal, interest and Make-Whole Amount)
of the payment being made:

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street Window A — 3rd Floor New York, NY 10286 Ref: ILIAC /Acct. 216101 Cc: Lindy Freitag, Esq.

Signature Block	ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent By: Name:
Title:

Tax identification number	71-0294708

Purchaser Name	ING USA ANNUITY AND LIFE INSURANCE COMPANY
Name in which to register Note(s)	ING USA ANNUITY AND LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-27; $3,200,000 RN-17; $10,100,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
The Bank of New York Mellon
ABA#: 021000018
Account: IOC 566/INST’L CUSTODY (for
scheduled principal and interest payments)
or
Account: IOC 565/INST’L CUSTODY (for all
payments other than scheduled principal and
interest)
For further credit: ING USA/Acct. No. 136373
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N
Senior Notes due June 9, 2023
PPN: 12542R C#5
Due date and application (as among
principal, interest and Make-Whole Amount)
of the payment being made:

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street Window A — 3rd Floor New York, NY 10286 Ref: ING USA /Acct. 136373 Cc: Lindy Freitag, Esq.

Signature Block	ING USA ANNUITY AND LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: Name:
Title:

Tax identification number	41-0991508

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY
Name in which to register Note(s)	RELIASTAR LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	RM-28; $4,300,000 RN-18; $14,000,000

Payment on account of Note(s) Method Account information
Federal Funds Wire Transfer
The Bank of New York Mellon
ABA#: 021000018
Account: IOC 566/INST’L CUSTODY (for
scheduled principal and interest payments)
or
Account: IOC 565/INST’L CUSTODY (for all
payments other than scheduled principal and
interest)
For further credit: RLIC/Acct. No. 187035
Ref: “Accompanying Information” below

Accompanying information
Name of Company: CHS INC.
Description of Security: 4.52% Series M
Senior Notes due June 9, 2021
PPN: 12542R C@7
Description of Security: 4.67% Series N
Senior Notes due June 9, 2023
PPN: 12542R C#5
Due date and application (as among
principal, interest and Make-Whole Amount)
of the payment being made:

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes	The Bank of New York Mellon One Wall Street Window A — 3rd Floor New York, NY 10286 Ref: RLIC /Acct. 187035 Cc: Lindy Freitag, Esq.

Signature Block	RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: Name:
Title:

Tax identification number	41-0451140

SCHEDULE B
DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 1.2.

“Adjusted Consolidated Funded Debt” means Consolidated Funded Debt, plus the net present value of all rentals payable under operating leases of the Company and its Subsidiaries as discounted by a rate of 10% per annum.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Interests, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Affiliated Entity” means the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement, this” is defined in Section 17.3.

“Anti-Money Laundering Laws” is defined in Section 5.17(c).

“Blocked Person” is defined in Section 5.17(a).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capitalized Lease Obligation” means with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease (net of interest expenses) which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Change in Control” means any Person or Persons acting in concert, together with the Affiliates thereof, directly or indirectly controlling or owning (beneficially or otherwise) in the aggregate more than 50% of the aggregate voting power of the issued and outstanding Voting Interests of the Company.

“CoFina” means collectively, Cofina Financial, LLC, and each of its Subsidiaries.

“CoFina Debt” means, on any date of determination, Debt owing by CoFina in connection with the sale or financing of CoFina Loan Assets, and in respect of which neither the Company nor any of its other Subsidiaries has any obligation (including, without limitation, any indemnification obligation) or liability.

“CoFina Loan Assets” means loan assets owned and loan commitments made by CoFina or a Wholly-Owned Subsidiary in the ordinary course of business.

“Closing” is defined in Section 3.

“CoBank” means Co-Bank, ACB, a United States Agricultural Credit Bank.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the introductory paragraph hereof.

“Confidential Information” is defined in Section 20.

“Consolidated Cash Flow” means for any period the sum of (a) earnings before income taxes of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, plus (b) the amounts that have been deducted in the determination of such earnings before income taxes for such period for (i) interest expense for such period, (ii) depreciation for such period, (iii) amortization for such period and (iv) extraordinary non-cash losses for such period, minus (c) the amounts that have been included in the determination of such earnings before income taxes for such period for (i) one-time gains, (ii) extraordinary income, (iii) non-cash patronage income, and (iv) non-cash equity earnings in joint ventures.

“Consolidated Funded Debt” means as of any date of determination, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

“Consolidated Members’ and Patrons’ Equity” means, with respect to the Company and its Subsidiaries, the amount of equity accounts, plus (or minus in the case of a deficit) the amount of surplus and retained earnings accounts of the Company and its Subsidiaries, plus (or minus in the case of a deficit), to the extent not included in such equity accounts, the minority interests in Subsidiaries; provided that the total amount of intangible assets of the Company and its Subsidiaries (including, without limitation, unamortized debt discount and expense, deferred charges and goodwill) included therein shall not exceed $30,000,000 (and to the extent such intangible assets exceed $30,000,000, they will not be included in the calculation of Consolidated Members’ and Patrons’ Equity); all as determined on a consolidated basis in accordance with GAAP consistently applied.

“Consolidated Net Worth” means as of any date, total equity of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Assets” means at any time, the total assets of the Company and its Subsidiaries that would be shown on a consolidated balance sheet of the Company and its Subsidiaries at such time prepared in accordance with GAAP.

“Debt” means with respect to any Person

(a) all obligations of such Person for borrowed money (including all obligations for borrowed money secured by any Lien with respect to any property owned by such Person whether or not such Person has assumed or otherwise become liable for such obligations),

(b) all obligations of such Person for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to such property),

(c) all Capitalized Lease Obligations of such Person,

(d) the aggregate amount of CoFina Loan Assets subject to a sale or financing arrangement, and

(e) all Guaranties of such Person with respect to liabilities of the type described in clause (a), (b), (c) or (d) of any other Person,

provided that (i) Debt of a Subsidiary of the Company shall exclude such obligations and Guaranties of such Subsidiary if owed or guaranteed by such Subsidiary to the Company or a Wholly-Owned Subsidiary of the Company, (ii) Debt of the Company shall exclude such obligations and Guaranties if owed or guaranteed by the Company to a Wholly-Owned Subsidiary of the Company and (iii) Debt of the Company shall exclude any unfunded obligations which may exist now and in the future in the Company’s pension plans.

“Debt Prepayment Application” is defined in Section 10.7(c).

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by The Bank of New York in New York, New York as its “base” or “prime” rate.

“Designated Portion” is defined in Section 10.7(b).

“Disclosure Documents” is defined in Section 5.3.

“Disposition Value” is defined in Section 10.7(c).

“Distribution” means, in respect of any corporation, association or other business entity:

(a) dividends or other distributions or payments on capital stock or other equity interests of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

(b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Transfers” is defined in Section 10.7(a).

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell, respectively).

“Form 10-Q” is defined in Section 7.1(a).

“Form 10-K” is defined in Section 7.1(b).

“Funded Debt” means with respect to any Person, all Debt which would, in accordance with GAAP, be required to be classified as a long term liability on the books of such Person, and shall include, without limitation (a) any Debt which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from the date of creation thereof, (b) any Debt outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) which would, in accordance with GAAP, be required to be classified as a long term liability of such Person, (c) any Capitalized Lease Obligation of such Person, and (d) any Guaranty of such Person with respect to Funded Debt of another Person. Notwithstanding anything to the contrary contained herein, any Debt outstanding under a revolving credit or similar agreement providing for borrowings where no amount of such Debt is outstanding for a period of 30 consecutive days during each 12 month period (and which has not been refinanced with other Debt which does not constitute Funded Debt) will not be deemed to constitute Funded Debt.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Debt or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, the “holder” shall also include the beneficial owner of such Note.

“Hostile Tender Offer” means, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date of the Closing.

“Incorporated Provision” is defined in Section 1.2(e).

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.7.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“NCRA” means National Cooperative Refinery Association, a Kansas cooperative association.

“Net Proceeds Amount” is defined in Section 10.7(c).

“Notes” is defined in Section 1.2.

“OFAC” is defined in Section 5.17(a).

“OFAC Listed Person” is defined in Section 5.17(a).

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Ordinary Course Transfer” is defined in Section 10.7(a).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Primary Bank Facility” means an agreement, guaranty or other instrument (or agreements, guaranties or other instruments to the extent such agreements, guaranties or other instruments were entered into in concert in one or a series of transactions): (i) entered into by the Company in connection with the provision of recourse credit in the form of revolving loans, term loans, letters of credit or other extensions of credit commonly provided under syndicated bank credit agreements to the Company or any of its Subsidiaries and (ii) under which the aggregate amount of credit extended (whether in the form of loans or commitments) to the Company or for which the Company is obligated as a guarantor or otherwise is $150,000,000 or more.

“Priority Debt” means, at any time, without duplication, the sum of

(a) all then outstanding Debt of the Company or any Subsidiary secured by any Lien on any property of the Company or any Subsidiary (other than Debt secured only by Liens permitted under paragraphs (a) through (j) of Section 10.6); provided that any CoFina Debt in an aggregate amount not to exceed $500,000,000 secured by any Lien on any CoFina Loan Asset, will not be deemed to constitute Priority Debt, plus

(b) all Funded Debt of Subsidiaries of the Company.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.2(a).

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the introductory paragraph hereof.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Ratable Portion” is defined in Section 10.7(c).

“Reinvested Transfer” is defined in Section 10.7(b).

“Required Holders” means, at any time, the holders of a majority in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Debt” means the Notes and any Debt of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Subsidiary.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series” means any one or more Series of Notes issued hereunder or pursuant to any Supplement.

“Series L Notes” is defined in Section 1.1(a).

“Series M Notes” is defined in Section 1.1(b).

“Series N Notes” is defined in Section 1.1(c).

“Series O Notes” is defined in Section 1.1(d).

“Source” is defined in Section 6.2.

“Subsidiary” shall mean, with respect to any Person, any other Person greater than 50% of the total combined voting power of all classes of Voting Interests of which shall, at the time as of which any determination is being made, be owned by such first Person either directly or through other Subsidiaries of such first Person.

“Substantial Portion” is defined in Section 10.7(c).

“Supplement” is defined in Section 1.2.

“Surviving Corporation” is defined in Section 10.2(b)(i).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“2011 Notes” is defined in Section 1.1.

“Transfer” is defined in Section 10.7(c)(v).

“USA PATRIOT Act” means United States Public Law 107-56, United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001.

“Voting Interests” shall mean (a) with respect to any stock corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation or persons performing similar functions (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and (b) with respect to the Company or any other entity, membership or other ownership interests in the Company or such other entity whose holders are entitled under ordinary circumstances to vote for the election of the directors of the Company or such other entity or persons performing similar functions (irrespective of whether at the time membership or other ownership interests of any other class or classes shall have or might have voting power by reasoning of the happening of any contingency).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

SCHEDULE 4.9
CHANGES IN CORPORATE STRUCTURE

None.

SCHEDULE 5.3
DISCLOSURE MATERIALS
None.SCHEDULE 5.4
SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK
DOMESTIC

								Date CHS Interest			State/	Foreign/		State	Contributed	Investment
Active/ Inactive	Name	Address	Type	Business Description	Ownership By	Division	Incorp. Date	Acquired	Date Dissolved	Fiscal End	Country of Incorp.	Domestic	Fed ID #	ID #	Capital	11/30/09
				Lease & operate ADM
		5500 Cenex Drive		Facilities at Havre
		PO Box 64089		& Big Sandy, MT and
		St. Paul,		CHS Facilities at
A	ADM/CHS, LLC	MN 55164	LLC	Havre & Rudyard, MT	55% ADM; 45% CHS	Country Operations	6/5/2000	6/5/2000		31-Dec	Delaware	D	81-0535982		$585,000.00	$2,243,041
					50% CHS, 50%
					Central Valley Ag
	Advanced Energy	1007 County Road O		Energy products	Cooperative,
A	Fuels, LLC	Oakland, NE 68045	LLC	sales and services	Nonstock	Country Operations	10/26/2009	10/26/2009		31-Aug	Nebraska	D	27-1989938		$1,200,000.00
		5500 Cenex Drive
	Ag States Agency of	PO Box 64089
A	Montana, Inc.	St. Paul, MN 55164	Corp	Insurance Agency	100% CHS	Business Solutions	10/11/1977	10/11/1977		31-Dec	Montana	D	81-0372838	1504-LLC		$-	8/28/1995
		5500 Cenex Drive
A	Ag States Agency, LLC	PO Box 64089 St. Paul, MN 55164	LLC	Independent insurance agency	100% by CHS (Eff. 4/21/05)	Business Solutions	12/27/1994	12/27/1994		31-Aug	Minnesota	D	41-1795536		$7,000,000.00	$10,329,394

A	Ag States Reinsurance Company, IC	1090 Vermont Avenue NW Washingotn, DC 20005	Corp	Cell Captive Insurer of Impact Risk Funding, Inc., PCC	100% Impact Risk Funding, Inc.	Business Solutions	8/24/2010	8/24/2010		31-Aug	Washington DC	D				$400,000

A	Agriliance LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164 3315 North Oaks Trafficway Kansas City, MO 64116	LLC	Sale of fertilizer and agronomy products	50% LOL; 50% UCB (UCB owned 100% by CHS)	Ag Business	1/5/2000	1/5/2000		31-Aug	Delaware	D	41-1961003			$37,381,865

A	Agro Distribution, LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	LLC	Formed to acquire various Terra facilities in 31 states	100% Agriliance	Ag Business	6/4/1999	6/4/1999		31-Aug	Delaware	D	41-1941923		$50,000,000 by each member

A	AgXML, LLC	Suite 2000 666 Grand Avenue Des Moines, IA 50309-2510	LLC	Organized for the purpose of achieving efficiencies by establishing standards for grain & oilseed industries in electronic commerce	CHS — 1,200 Membership Units	Ag Business	4/9/2001	4/9/2001			Iowa	D	42-6619123	251946

A	Allied Agronomy Limited Liability Company	P.O. Box 346 Edgeley, North Dakota 58433	LLC	Agronomy Business	71.72% Allied Energy and 28.28% CHS	Country Operations	1/1/2001	1/1/2001		31-Aug	North Dakota	D	45-045933		$312,837.00	$1,272,061		LLC Formed without Corporate Office’s Knowledge

A	Battle Creek/CHS, LLC (d/ba Progressive Nutrition)	PO Box 56 Norfolk, NE 68702-0056	LLC	Retail feed business	50% CHS; 50% Battle Creek Farmers Cooperative (Consolidated on CHS Financials)	Country Operations	3/7/2001	3/7/2001		31-Aug	Delaware	D	39-2021496			$730,470

A	Beverage Franchise LLC	2120 Third Ave. No., Billings, MN 59101	LLC	Serves as franchisor for Partnered Beverages LLC	100% Partnered Beverages LLC	Energy	3/29/2007	3/29/2007			Montana	D		C167608

A	CENEX AG, Inc. (formerly FUCEI-E, Inc.) We need to keep this alive since we still have a balance sheet due to environmental matters	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	Sale of feed and seed products.	100% CHS		10/23/1974	10/23/1974		31-Aug	Delaware	D	41-1248837			$145,555

A	Cenex Petroleum, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	Retail sales and distribution of petroleum and other related products.	100% CHS	Energy	7/11/1996	7/11/1996			Minnesota	D	41-1847046	MN 9G-315		$1,866,268

		5500 Cenex DrivePO		Operating
		Box 64089St. Paul,		Subsidiary for
A	CENEX Pipeline, LLC	MN 55164	LLC	pipeline operations	100% CHS	Energy	5/4/1998	5/4/1998		Minnesota	D				$49,831,214
				Owning and
		Highway 191 North		operating a propane	CHS 53.38% and
	Central Montana	Box 22 Lewistown,		wholesale and	Moore Farmers Oil
A	Propane, LLC	Montana59457	LLC	resale operatintion	Company 46.62%	Country Operations	9/16/1997	3/1/2000	31-Aug	Montana	D	81-0513866			$665,498
				Operates locations
				at Aneta, Coutenay,
				Cooperstown,
	Central Plains Ag	PO Box 306, Ulen,		Hannaford, McVille	50% CHS; 50%
A	Services LLC	MN 56585	LLC	and Walum, ND	Triangle Ag, LLC	Country Operations	6/2/2008	6/2/2008	31-Jul	Minnesota	D	26-2740740			$3,522,311
				Carrying on a
				supply business, as
				a cooperative,
				engaging in any
A	CHS-Hamilton, Inc.	5500 Cenex Drive, Inver Grove Heights, MN 55077	Corp	activity or service in connection with the sale of crop inputs, energy products and agricultural supply products	100% CHS	Country Operations	3/14/2011	3/14/2011	31-Aug	Michigan	D	45-0974098

A	CHS — Holdrege, Inc.	5500 Cenex Drive, Inver Grove Heights, MN 55077	Coop	Carrying on a supply business, as a cooperative, engaging in any activity or service in connection with the sale of crop inputs, energy products and agricultural supply products	100% CHS	Country Operations	11/14/2008	11/14/2008	31-Aug	Nebraska	D	26-3845820			$26,297

A	CHS Holdings, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	Rail at Joliette, ND; formerly owned CHS Inc. interest in Agro Distribution LLC	100% CHS	Country Operations	4/20/1999	4/20/1999	31-Aug	Minnesota	D	41-1947300		$10.00	$-

A	CHS Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Self	Combined Corporation (Cenex and HSC)	100% CHS	Corporate	7/15/1936	7/15/1936		Minnesota	D	41-0251095	MN Corp.

A	CHS-Blackfoot, Inc.	477 West Highway 26, Blackfoot, ID 83221	Corp	Organized to transact any and all lawful business for which corporations may be incorporated under the Idaho Business Corporations Act.	100% CHS	Country Operations	3/30/2006	3/30/2006	31-Aug	Idaho	D	30-0357896			$4,722,155

A	CHS-Brush, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	Any and all lawful business of which corporations may be incorporated under the Colorado Business Corporations Act	100% CHS	Country Operations	10/9/2007	10/9/2007	31-Aug	Colorado	D	26-1297271			$295,005

A	CHS-Chokio	5500 Cenex Drive Inver Grove Heights, MN 55077-2112	Coop		100% CHS	Country Operations	7/28/2006	7/28/2006	31-Aug	Minnesota	D	33-1148125			$2,836,831

A	CHS-Corsica	5500 Cenex Drive Inver Grove Heights, MN 55077	Coop	Farm Supply business, as a cooperative, engaging in any activity or service in connection with the purchase, sale and handling of energy products.	100% CHS	Country Operations	6/25/2007	6/25/2007	31-Aug	South Dakota	D	35-2303251			$1,266,985

A	CHS-Fairdale	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Coop	Engage in any activity within the purposes for which a cooperative may be organized under North Dakota Statute 10-15	100% CHS	Country Operations	8/29/2006	8/29/2006	31-Aug	North Dakota	D	33-1148124			$951,663

A	CHS-Farmco, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	Organized to transact any and all lawful business for which corporations may be incorporated under Chapter 17 of the KSA	100% CHS	Country Operations	3/13/2006	3/13/2006	31-Aug	Kansas	D	61-1501377	3909926		$863,537

A	CHS-FUCOC	5500 Cenex Drive P.O. Box 64089 St. Paul, MN 55164-0089	Coop	Organized for the purpose of carrying on a supply business, as a cooperative, engaging in any activity or service in connection with the sale of crop inputs, energy products and agricultural supply products	100% CHS	Country Operations	8/14/2008	8/14/2008	31-Aug	Minnesota	D	26-3210249			$2,154,725

												45-0974098

A	CHS-Hinton Inc.	5500 Cenex Drive, Inver Grove Heights, MN 55077	Coop	Carrying on a supply business, as a cooperative, engaging in any activity or service in connection with the sale of crop inputs, energy products and agricultural supply products	100% CHS	Country Operations	4/8/2009	5/18/2009		Oklahoma	D	26-4708332			$118,505

A	CHS-M&M, Inc.	5500 Cenex Drive Inver Grove Heights, MN 55077	Corp		100% CHS	Country Operations	3/23/2007	3/23/2007	31-Aug	Colorado	D	20-8704763			$4,213,150

A	CHS-Mitchell	1320 West Havens Mitchell, SD 57301	Coop	Carrying on a farm supply business, as a cooperative, engaging in any activity or service in connection with the purchase, sale and handling of energy products.	100% CHS	Country Operations	4/18/2005	4/18/2005	31-Aug	South Dakota	D	75-3192388			$4,495,748

A	CHS-Napoleon	5500 Cenex Drive P.O. Box 64089 St. Paul, MN 55164-0089	Coop	Engage in any activity within the purposes for which a cooperative may be organized under North Dakota Statute 10-15	100% CHS	Country Operations	11/21/2007	11/21/2007	31-Aug	North Dakota	D	26-1503181			$1,608,394

A	CHS-Oklee	5500 Cenex Drive P.O. Box 64089 St. Paul, MN 55164-0089	Coop	Organized for the purpose of carrying on a grain and supply business, as a coopertive, engaging in any activity or service in connection with the handling and marketing of grain, as well as the sale of crop inputs and agricultural supply products.	100% CHS	Country Operations	2/19/2009	2/19/2009	31-Aug	Minnesota	D	26-4399913			$2,472,967

A	CHS-SLE Land, LLC	278 E. Ravenna Road, Belle Chasse, LA 70037	LLC	Owns Tract E-2 in Plaquemines Parish, LA	50% CHS; 50% South Louisiana Ethanol, LLC	Ag Business	7/24/2007	7/24/2007	31-Aug	Louisiana	D		365-3244K		$129,260

A	CHS-St. John, Inc.	5500 Cenex Drive Inver Grove Heights, MN 55077	Corp	The transaction of any and all lawful business for which associations may be ncorporated under this Chapter.	100% CHS	Country Operations	1/20/2009	1/20/2009	31-Aug	Washington	D	26-4192534			$967,806

A	CHS-SWMN	5500 Cenex Drive P.O. Box 64089 St. Paul, MN 55164-0089	Coop	Organized for the purposes of carrying on a grain and supply business, as a cooperative, engaging in any activity or service in connection with the handling and marketing of grain, as well as the sale of crop inputs and agricultural supply products.	100% CHS	Country Operations	8/14/2008	8/14/02008	31-Aug	Minnesota	D	26-3210249			$3,084,308

A	CHS-Walla Walla, Inc.	P.O. Box 64089 St. Paul, MN 55164-0089	Coop	Grain and supply business as a cooperative	100% CHS	Country Operations	11/27/2007	11/27/2007	31-Aug	Washington	D	26-1715243			$2,770,760

A	CHS-Wallace County, Inc.	P.O. Box 64089 St. Paul, MN 55164-0089	Corp	The transaction of any and all lawful business of which corporations may be incorporated under Chapter 17 of the Kansas Statutes Annotated.	100% CHS	Country Operations	2/17/2005	2/17/2005	31-Aug	Kansas	D	43-2079564			$1,846,535

A	CHS-White Lake	P.O. Box 64089 St. Paul, MN 55164-0089	Coop	Carrying on a farm supply business, as a cooperative, engaging in any activity or service in connection with the purchase, sale and handling of agronomy and energy products.	100% CHS	Country Operations	11/3/2008	11/3/2008	31-Aug	South Dakota	D	26-3723196			$1,105,433

A	CHS-Winger	P.O. Box 64089 St. Paul, MN 55164-0089	Coop	Carrying on a grain and supply business, as a cooperative, engaging in any activity or service in connection with the handling and marketing of grain, as well as the sale of crop inputs and agricultural suppy products	100%CHS	Country Operations	4/24/2009	4/24/2009	31-Aug	Minnestoa	D	26-4833913			$626,506

A	Circle Land Management, Inc.	PO Box 909; Laurel, MT 59044	Corp	Land Mgt. for property around Laurel MT refinery	100% CHS	Energy	5/5/1993	5/5/1993		Minnesota	D	41-1750051			$1,485,328

A	Clear Creek Transportation, LLC	c/o Marathon Oil Co. 539 S. Main Street Findlay, Ohio 45840	LLC	Transporter of crude oil	100% NCRA	Energy	7/21/1958	Unknown		Kansas	D

A	Cofina Financial, LLC	5500 Cenex Drive Inver Grove Heights, MN 55077	LLC	Lending Services	100% CHS (8/31/08); previously CHS 49%; Cenex Finance Association 51%	Business Solutions	2/9/2005	2/9/2005	31-Aug	Minnesota	D	20-2409352	1224194-2		$82,721,540

A	Cofina Funding, LLC	5500 Cenex Drive Inver Grove Heights, MN 55077	LLC	Lending Services	100% Cofina Financial LLC	Business Solutions	8/9/2005	8/9/2005	31-Aug	Delaware	D

A	Cofina ProFund LLC	5400 Cenex Drive Inver Grove Heights, MN 55077	LLC		100% Cofina Financial LLC	Business Solutions	10/11/2010	10/11/2010	31-Aug	Minnesota	D

A	CoGrain	560 W. Grain Terminal Rd., Pasco, WA 99301	Coop		Ritzville Warehouse Company 7.273%; CHS 54.5%; Pendleton Grain Growers 1.818%; Odessa Union Warehouse Co-op 36.364%	Country Operations	9/21/1990	6/1/1996		Washington	D				$25000Invest $75000Loan

A	Colorado Retail Ventures Services, L.L.C.	1020 W. Main, Sterling, CO 80751	LLC		CHS-M&M Cooperative-18.63%, CHS-Farmco — 12.2%, CHS Common Controlled Entities 30.8%, other	Country Operations	1/17/1996			Colorado	D				$1,691,487

A	Cooperative Agronomy Services	110 East Aspen Avenue, Groton, SD	Coop	Dry and liquid fertilizer company (15000 tons)	CHS 23.33 (3500 tons); 4 Seasons 53.33 (8000 tons); Chelsea 1333 (2000 tons); Ellendale - 10.00 (1500 Tons)	Ag Business		9/4/2007 — CHS acquired Agriliances interest	1-Jun	South Dakota	D				$168,498

A	Cornerstone Ag, LLC (Acquired with merger with Farmco, Inc. — Tribune, KS)	2148 Country Road Q, Colby, KS 67701	LLC	Acquisition and Operation of Cargill, Inc. grain origination crop input, feed & fuel facilities in Colby, KS	CHS (was Farmco, Inc.) 33.65%, Cargill 50%, Frontier Equity Exchange 16.35%	Country Operations	6/1/2000	11/16/2006	31-Jan	Delaware	D	43-1890627	3237434		$4,459,877

A	Country Hedging, Inc.	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	Full service commodity futures and option brokerage	100% CHS	Business Solutions	8/20/1986	8/20/1986	31-Aug	Delaware	D	41-1556399			$875,000

A	Crestline Crop Nutrients LLC	2025 W State Street Fremont, OH 43420	LLC	Fertilizer warehousing, handling and distribution services.	% CHS; Sunrise Cooperative, Inc.	Crop Nutrients	12/16/2010	12/16/2010		Ohio	D		1983481

A	Dakota Agronomy Partners, L.L.C.	2550 Valley Street Minot, ND 58701	LLC	An agronomy LLC that includes our SunPrairie Grain division (Minot) and 1 local coops	50% CHS (Sun Prairie Grain), 50% FUOC Minot (consolidated on CHS financials)	Country Operations	2/1/1999	2/1/1999	31-Dec	North Dakota	D	45-0452261			$2,808,199

A	Dakota Quality Grain Cooperative, LLC	5500 Cenex Drive Inver Grove Heights, MN 55077	LLC	Ag business; selling crop inputs and marketing grain	50% CHS; 50% Dakota Quality Grain Cooperative	Business Solutions	4/10/2006	4/10/2006		Minnesota	D	20-4830381	1795977-2		$3,240,000

A	Energy Partners, LLC	4570 N. Reserve Street Missoula, MT 59808	LLC	Joint Venture related to energy	50% CHS; 50% Missoula Electric Cooperative	Country Operations	8/28/2000	8/28/2000	31-Aug	Montana	D	81-0535898		$1,700,000.00	$3,259,557

A	Fin-Ag, Inc.	4001 South Westport Avenue P.O. Box 88808 Sioux Falls, SD 57105	Corp	Provides cattle feeding and swine financing loans; facility financing loans; crop production loans, and consulting services	100% CHS	Country Operations	12/17/1987	12/17/1987	31-Aug	South Dakota	D	46-0398764			$150,000

A	Five Valleys Gas Company	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	formed to acquire and operate the assets of Seeley Lake Gas Company(propane Fuel Sales) in Seeley Lake, MT	Energy Partners, LLC (CHS owns 50% of Energy Partners)	Country Operations	11/15/2002	11/15/2002	31-Aug	Montana (was a MN corporation prior to this)	D	41-1943236

A	Front Range Pipeline, LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	LLC	To own and operate the Front Range Pipeline	100% CHS	Energy	3/23/1999	3/23/1999		Minnesota	D	41-1935715			$54,337,365

A	Genetic Marketing Group, LLC	29768 S.R. 231 North Reardon, WA 99029	LLC	Seed Partner with BASF;	Pendleton Grain Growers, Inc., Central Washington Grain Growers, Inc.,Cooperative Agricultural Produces, Inc., Reardon Seed Company, Inc., Primeland Cooperatives a div. Of CHS, Mid Columbia Producers, Inc, and Northwest Grain Growers, Inc. (each own 14.286%)	Country Operations	1/18/2002		31-Dec	Washington	D	91-2173968			$21,231

A	Green Bay Terminal Corporation	c/o Marathon Oil Co. 539 S. Main Street Findlay, Ohio 45840	Corp	Terminal storage facility for petroleum	CHS — 33.3%; 66% Marathon	Energy	2/24/1953	2/24/1953	31-Dec	Wisconsin	D			$90,000.00	$387,276

A	Horizon Milling L.P.	15407 McGinty Road West Wayzata, MN 55391	Limited Part.	Cross border trading between US and Canada of wheat flour and byproducts	24% CHS Inc. (limited partner); 75% Cargill Flour, Inc. (limited partner); 1% Cargill Flour, Inc. (general partner)	Processing	9/22/2006	9/22/2006	31-May	Delaware	D				IncludedinHorizonMillingGP

A	Horizon Milling, LLC	15407 McGinty Road West Wayzata, MN 55391	LLC	Flour Milling joint venture	24% CHS 76% Cargill	Processing	12/19/2001	12/19/2001		Delaware	D				$49,940,295

A	Impact Risk Funding Inc., PCC	1090 Vermont Avenue NW Washingotn, DC 20005	Corp	Captive Insurance Company	100% Ag States Agency, LLC	Business Solutions	8/24/2010	8/24/2010	31-Aug	Washington DC	D				$400,000

A	Impact Risk Solutions, LLC	5500 Cenex Drive, Inver Grove Heights, MN 55077	LLC	Insurance agency	100% Ag States Agency	Business Solutions	6/20/2007	6/20/2007	31-Aug	Minnesota	D	26-0390110			$(3,980,728)

A	Imperial Valley Terminal, LLC	5500 Cenex Drive, Inver Grove Heights, MN 55077	LLC	Grain storage and handling.	50% CHS, 50% Sunrise Ag Service Company	Ag Business	3/14/2007	3/14/2007		Illinois	D	45-0555333			$2,279,008

A	La Canasta of Minnesota, Inc.	5500 Cenex Drive, Inver Grove Heights, MN 55077	Corp	Sold assets 5/31/05 to Gruma. Still own company	Acquired with Sparta Foods, wholly owned subsidiary of Sparta Foods	Processing	11/18/1980	6/1/2000		Minnesota	D				$-

A	Latty Grain, Ltd		Invest	Crop Nutrients storage and handling facility	Acquired 40% of the Membership interest on 8/31/09	Wholesale Crop Nutrients		8/31/2009		Ohio	D			$1,200,000.00	$1,200,000

A	Marshall Insurance Agency, Inc.	5500 Cenex Driver Inver Grove Heights MN 55077	Corp	Insurance Agency	100% CHS	Country Operations	4/1/2005	4/1/2005		Minnesota	D	83-0428017			$-

A	Midwest Ag Supplements, LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	LLC		CHS Inc. 50%, Form A Feed-25%, John Pollock 25%	Country Operations	7/13/2010	7/13/2010	31-Aug	Minnesota	D	27-3096794

A	Millennium Seeds USA, LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	LLC	Engage in the business of testing, producing and marketing hybrid sunflower seeds	50% Seeds 2000 50% CHS Inc. (consolidated on CHS financials)	Country Operations	8/10/2009	8/10/2009		Delaware	D	27-1110737			$25,000

A	Morgan County Investors LLC	405 E. Edison, Brush, CO 80723	LLC	Any legal and lawful purpose pursuant to the Colorado Limited Liabiity Company Act	50% CHS; 50: Howard Wickham	Country Operations	10/18/2002	3/25/2008		Colorado	D	06-1652477		$75,000.00	$17,972

A	Mountain Country, LLC	PO Box 459, Rexburg, iD 83440	LLC	Supplying retail propane & related services in Idaho, Wy, and MT	CHS 50%, Valley Wide Coop, Inc. 50%	Country Operations	7/29/1999	8/30/2006	31-Aug	Idaho	D	82-0513938			$536,298

A	Mountain View of Montana LLC	5500 Cenex Drive PO Box 64089 St. Paul MN 55164	LLC	Construct, own and lease to Mountain View Co-op an elevator facility in Teton County, MT	51% — MVC; 49% CHS	Ag Business	9/19/2000	9/18/2000	30-Jun	Delaware	D	41-1984143		$9,800(CHS)	$1,496,657

A	National Cooperative Refinery Association (NCRA)	2000 South Main Mcpherson, KS 67460 (620) 241-2340	Corp.	Manufacturer, marketing, and wholesale distribution of petroleum products.	CHS — 74.5%, 25.5 Growmark and MFA	Energy	7/7/1943	7/7/1943	30-Sep	Kansas	D	48-0348003		$41,349,902.00	$687,999,895 (450,449) ProfinInvt

A	Norick Risk Funding Concepts, LLC		LLC	Soliciting and providing insurance coverage, risk management services and alternative funding concepts for commercial business.	Norick, Inc. 50%; CHS Inc. 50%	Business Solutions	5/6/2004	5/6/2004	31-Aug	Minnesota	D	20-2642040			$1,860,029

A	Northern Illinois Co-op Alliance, LLC	5500 Cenex Drive Inver Grove Heights, MN 55077	LLC		CHS; Elburn Co-operative Company	Grain Marketing	3/24/2006	3/24/2006		Illinois	D				$-

A	Northern Montana Oil Spill Cooperaive, LLC	PO Box 909; Laurel, MT 59044	LLC	Purpose to to make available materials, equipment, response locations and information to members	Front Range Pipeline is one of 4 members in the LLC	Energy	12/11/2002			Montana	D

A	Northwest Iowa Agronomy, LLC	1505 Midwest Avenue, Alton, IA 51003	LLC	Purpose is to own and operative a wholesale/retail crop nutrient facility	CHS 34.3%, Midwest Farmers Coop (20.4%), Farmers Coop Society (17%), Farmers Elevator Coop (16.2%), Farmers Cooperative Co (12.1%)	Wholesale Crop Nutrients	8/6/2004	9/4/2007 CHS acquired Agriliance’s interest		Iowa	D	11-3724349			$271,238

A	Partnered Beverages, LLC	5500 Cenex Drive Inver Grove Heights, MN 55077	LLC	Sale of coffee through Mountain Mud stores	75% CHS, 25% Seaside Properties, LLC 100% CHS eff. 3/31/08	Energy	10/11/2006	10/11/2006	31-Aug	Minnesota	D	20-5706238			$(2,706,373)

A	PGG/HSC Feed Company, L.L.C.	300 West Feedville Road Hermiston, OR 97838	LLC	Feed Manufacturer	80% — CHS and 20% Pendleton Grain Growers	Country Operations	10/26/1994	10/26/1994	31-May	Oregon	D	93-1156470		$0.00	$1,021,068	7/10/2000

A	PLC Insurance Agency, Inc.	5500 Cenex Drive Inver Grove Heights, MN 55077-2112	Corp.	Insurance Sales	100% CHS	Country Operations	9/30/2009	9/30/2009		Minnesota	D	27-1031913

A	Pro-Tect Insurance Agency, LLC	5500 Cenex Drive Inver Grove Heights, MN 55077-2112	LLC	Insurance Agency	50% CHS Inc, 50% Ag Insurance Services, Inc.	Country Operations	4/1/2005	4/1/2005	31-Aug	Minnesota	D	83-0428019			$-

A	Provista Renewable Fuels Marketing, LLC	5500 Cenex Drive Inver Grove Heights, MN 55077	LLC	Biofuels marketing joint venture	100% CHS (Eff. 4/1/08) Prior ownership was 50% - CHS; 50% US BioEnergy Corporation	Energy	11/4/2003	3/31/2006	31-Aug	Kansas	D	20-0364520			IncludedinEnergyDivision

A	Quality Farm and Ranch Center, LLC	700 E. 8th Ave., Yuma, CO 80759	LLC	Acquired ownership via merger w M&M 3/3/07	50% CHS-M&M, 50% Quality Investment Group, LLC	Country Operations	10/17/2003	8/28/2007	31-Dec	Colorado	D	42-1606221		$991,568.00	$1,160,895

A	Red Rock Cooperative Association	Country Operations file	Coop	contract feeder	31.68% CHS	Country Operations	10/26/1999	10/26/1999	31-Dec	South Dakota	D	46-0454249		$135,000.00	$-

A	Russell Consulting Group, L.L.C.	11146 Q Street, Omaha, NE 68137	LLC	to provide agricultural consulting to customers	As of 12/15/10 Country Hedging, Inc. owns 2/3 , Russell Consulting, Inc. owns 1/3, J&J Cattle Co. each owning 33 1/3 % shares	Business Solutions	12/30/1999	6/29/2007	31-Dec	Nebraska	D				$1,313,407

A	Southwest Crop Nutrients, LLC	710 West Trail, Dodge City, Kansas 67801	LLC	to own and operate a wholesale/retail crop nutrient facility on property located at Ensign, KS	CHS 58.6025%, Dodge City Coop Exchange 33.33%, The Plains Equity Exchange and Co-operative Union 3.2258%, The Elkhart Cooperative 1.6129%, The Offerle Cooperative Grain and Supply Co 1.6129%, Sublette Cooperative 1.6129%	Wholesale Crop Nutrients	9/9/2004	9/4/2007 CHS acquired Agriliance’s interest		Kansas	D	20-1074703			$153,506

A	Sparta Foods, Inc. (Keep active through 8/31/11 to make sure any potential claims have surfaced)	920 Second Avenue South, Suite 1100, Minneapolis, MN 55402	Corp	Production and distribution of tortilla and value-added tortilla products	100% CHS (Acquired Stock 6/1/00). Sold assets to Gruma 5/31/05.	Corporate	7/7/1988	6/1/2000		Minnesota	D	41-1618240		$2,624,875.00	$-

A	St. Hilaire Ag Insurance, Inc.	Box 128, St. Hilaire, MN 56754	Corp	Insurance Company	100% CHS	Country Operations	2/20/1990	8/9/1996		Minnesota	D	41-1659238

A	St. Paul Maritime Corporation		Corp	Company provides stevedoring services at Myrtle Grove Terminal, and charters vessels.	100% CHSC	Ag Business	8/18/1995	8/18/1995	31-Aug	Minnesota	D				$-

A	TEMCO, LLC	222 SW Columbia Street Koin Tower, Suite 1100 Portland, OR 97201	LLC	Export of feed grains and oilseeds	50%-CHS, 50% Cargill	Ag Business	9/15/1992; Converted from a WA Ptsp to a DE LLC 8/26/02	9/15/1992	31-May	Delaware	D	93-1092741		$2,093,301.00	$36,491,553

A	The Farmer’s Elevator Company of Lowder	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	CHS-Lowder, Inc. merged into The Farmer’s Elevator Company of Lowder	100% CHS	Country Operations	12/20/1905	8/9/2010		Illinois	D	37-0268925

A	The Purchasing Group, LLC	101 S. Detroit Yuma, CO	LLC	Acquired via merger with M&M 3/3/07	25% CHS, 25% Stratton Equity Coop, 25% Frontier Equity, 25% Stones Farm Supply	Country Operations	1/9/2003	8/28/2007	31-Aug	Colorado	D	48-1293486			$1,000

A	United Country Brands LLC	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164 and 3315 North Oak Trafficway Kansas City, MO 64116	LLC	Holding Company for membership interests in Agriliance LLC	100% CHS	Ag Business	1/5/2000	1/5/2000	31-Aug	Delaware	D	41-1961040			IncludedinAgriliance

A	United Harvest, LLC	200 Southwest Market Street Suite 1780 Portland, OR 97201-6281	LLC	To lease and operate the Vancouver, Kalama and other grain elevators and facilities; to purchase, sell and export wheat and other grain	50% CHS 50% United Grain Corp.	Ag Business	8/14/1998	8/14/1998	31-Aug	Delaware	D	93-1252385		$125,000.00	$8,909,479

A	Ventura Foods LLC	14840 E. Don Julian Boulevard Industry, CA 91746	JV	Food processing and packaging	50% CHS; 50% Mitsui & Co.	Processing	7/15/1996	7/15/1996	31-Dec	Delaware	D	95-4589254		$38,490,680.00	$251,702,844

A	Wabash Valley Grain, LLC	5500 Cenex Drive Inver Grove Hgts, MN 55077 901 North Main Street Huntingburg, IN 47542	LLC	Procurement and marketing of grain (primarily corn and soybeans)	50% CHS; 50% Superior Ag Resources CO-OP, Inc.	Ag Business	8/4/2008	8/4/2008	31-Aug	Indiana	D	26-4775576		$4,000,000.00	$3,951,860

A	Western Feed, LLC	Western Feed, LLC P.O. Box 426 Morrill, NE 69358	LLC	Feed Business	50% CHS; 50% Western Cooperative Company	Country Operations	2/28/2008	2/28/2008		Minnesota	D	26-2111198			$750,000

A	Western Kansas Liquid Fertilizer Terminal	Midwest Cooperative, 2nd and Gove, P.O. Box 366, Quinter, Gove County, KS 67752	JV	To jointly own and operate a liquid fertilizer storage plant	25% Decatur Cooperative Association, 25% Cooperative Agricultural Services, Inc., 25% Midwest Cooperative, and 25% CHS Wallace County	Country Operations	Joint venture formed 10-3-98. CHS acquired this on 9-7-05 as part of the CHS Wallace County merger	9/7/2005		Kansas	D

A	Whitesville Crop Nutrients LLC	3997 E. Ladoga Road, Crawfordsville, IN 47933	LLC	to engage in the business of storage and handling of agriculture products	Ceres Solutions, LLP 68%, CHS Inc. 32%	Wholesale Crop Nutrients	12/1/2010	12/1/2010		Indiana	D

A	WHYHAP Properties, LLC	1020 W Main Street, Sterling, CO 80751	LLC	Acquired ownership via merger w M&M 3/3/07	33.33% CHS-M&M, 50% Grainland Co-op, 16.67% Peetz Farmers Coop	Country Operations	6/23/2000	8/28/2007	30-Jun	Colorado	D				$52,384

FOREIGN

								Date CHS Interest		State/	Foreign/
Active/ Inactive	Name	Address	Type	Business Description	Ownership By	Division	Incorp. Date	Acquired	Fiscal End	Country of Incorp.	Domestic	Fed ID #	State ID #	Contributed Capital	Investment 11/30/09
		Avenue des Morgines 12		Swiss project company										CHF 6'130'000
		1213 Petit-Lancy/		involved in the	50% CHS Europe SA;									(Equiv.
A	ACG Trade S.A.	Switzerland	Corp.	Agrico Project	50% Agrico	Ag Business	5/15/2009	5/15/2009	31-Aug	Switzerland	F	CH-660-115000977		$5,873,536.07)	$89,320
		Flat/office 205,
		Chanteclair Building,
		2nd Floor, 2 Sofouli
		Street, 1096 Nicosia,
A	Agri Point Ltd.	Cyprus	Corp.		100% CHS Europe SA	Ag Business		1/10/2011		Republic of Cyprus	F	HE 40301
		114/1, Starokubanskaya
		Ulitsa		Russian Operating
	Agromarket Export	Krasnodar, 350058,		Company involved in
A	Krasnodar	Russian Federation	LLC	the Agrico Project	100% Oregana	Ag Business	3/24/2009	12/22/2009	31-Dec	Russian Federation	F	1092312002122		$294.00
		93, Prospekt K. Marksa,		Russian Operating
A	Agromarket Export Stavropol	Stavropol, 355006, Russian Federation	LLC	Company involved in the Agrico Project	100% Oregana	Ag Business	3/24/2009	12/22/2009	31-Dec	Russian Federation	F	1092635003636		$294.00

A	Agromarket Servis LLC	11, Rubin Ulitsa Novorossiysk, Krasnodarsky Krai, 353900, Russian Federation	LLC	Russian Operating Company involved in the Agrico Project	70% Agromarket Export Krasnodar; 30% Agromarket LLC	Ag Business	6/29/2009	12/22/2009	31-Dec	Russian Federation	F	1092642000208		$322.00

A	Agromarket, LLC	11, Rubin Ulitsa Novorossiysk, Krasnodarsky Krai, 353900, Russian Federation	LLC	Russian Operating Company involved in the Agrico Project	100% Aktican Holdings, Ltd.	Ag Business	3/24/2009	12/22/2008	31-Dec	Russian Federation	F	1092315001404		$294.00

A	Aktican Holdings, Ltd.	Egypt St. 12 P.C. 1097 Nicosia, Cyprus	Corp	Part of Agrico Project	50% CHS Europe SA; 50% Agrico or Martinico	Ag Business				Republic of Cyprus	F	HE 261993		Pending

A	CHS (Shanghai) Trading Co., Ltd.	Room 6K New Shanghai International Tower, No. 360 South Pudong Road Shanghai, China	Corp	Import, export, wholesale and commission agency service (exclusive of auction) of cereals, oil seeds and oleaginous fruits, animal or vegetable fats and oils and their cleavage products, prepared edible fats and oils, sugars, ethanol, residues and waste from the food industries, cotton and fertilizers.	100% CHS Hong Kong Limited	Ag Business	1/6/2009	1/6/2009		China	F			$2,000,000.00	$-

A	CHS Agritrade Bulgaria EOOD	16, Fr. Jolio Kuriy Str. Block 155, 2nd floor, apt 16, Iztok district, 1113 Sofia, Bulgaria	Corp		100% CHE Europe SA	Ag Business				Sofia, Bulgari	F

A	CHS Agritrade Hungary Ltd.	H-1011 Budapest, Fo utca 14-18, Hungary			100% CHS Europe SA	Ag Business				Budapest, Hungary	F	Cg.01-09-164850

A	CHS Agritrade Romania SRL	Piata Romana Nr. 5, et. 1, Section 1, Bucuresti, Romania			100% CHS Europe SA	Ag Business				Bucharest, Romania	F	J40/10617/29.10.2009

A	CHS Agritrade Serbia D.O.O.	Francuska 6, Belgrade, Serbia			100% CHS Europe SA	Ag Business				Novi Sad, Servia	F

A	CHS Canada, Inc.	80 Dufferin Avenue London, Ontario N6A4G4	Corp	Holding Company for investment in Horzion Milling GP	100% CHS	Processing	7/18/2006	7/18/2006	31-Aug	Ontario	F	Canadian 2108362			$15,554,761

A	CHS de Argentina	San Martin 323 Floor 17th Buenos Aires Argentina	Corp	Origination and marketing of grains and oilseeds	99.94% CHS; .06% CHS-Farmco, Inc.	Ag Business	9/30/2009	9/30/2009	31-Dec	Argentina	F				$250,000

A	CHS do Brasil Ltda.	Avenida Santo Amaro 48, 3rd Floor Vila Nova Conceicao Sao Paulo, Brazil 04506-000	LLC	Origination and marketing of grains and oilseeds. Distribution of fertilizers.	100% CHS	Ag Business	2/1/2003	2/1/2003	31-Dec	Sao Paulo Brazil	F	Brazil 05.492.968/0001-04			$11,750,000

A	CHS DU (Australia) Pty Ltd	c/o Holman Fenwick Willan Level 39 600 Bourke Street Melbourne, Victoria 3000	Corp		100% CHS	Ag Business	6/29/2009	6/29/2009	31-Aug	New South Whales, Australia	F	ACN 137 965 121 ABN 19 137 965 121			$-

A	CHS Energy Canada, Inc. (name was Cenex Canada Inc. and changed to new name on 9/30/03)	5500 Cenex Drive PO Box 64089 St. Paul, MN 55164	Corp	Petroleum; does no business	100% CHS Inc.	Energy	6/12/1987	6/12/1987	31-Aug	Alberta, Canada	F	868230301-RC0001 Canadian 8874 8884	Corp Access No. 20367786		$68,951

A	CHS Europe SA	Av. Des Morgines 12 1213 Petit-Lancy Switzerland	Corp	Develop financial, trading, merchandising, carriage, freight, representation, agency, consulting & service activity in Switzerland and in Europe	Eff. 6/28/2010 - 84.33% CHS Inc.; 15.67 CHSIH SA (Prev. 100% CHSIH SA)	Ag Business	8/2/2007	8/2/2007	31-Aug	Switzerland	F	Fed. No.: CH-660-1876007-7 Ref: 09993/2007		CHF 38’300’000 (equiv $35,216,116.73)	$29,990,715

A	CHS Hong Kong Limited	Flat/RM 5705, 57/F The Center 99 Queen’s Road Central, Hong Kong	Corp	Holding Company for the PRC Investment; Execution and Trading for Asia Pacific Region	100% CHSIH SA	Ag Business	6/11/2008	6/11/2008	31-Aug	Hong Kong	F				$-

A	CHS Inc. de Mexico	Mexico City, Mexico	Corp		99% CHS; 1% St. Paul Maritime Corporation	Ag Business	2/20/2006	2/20/2006	31-Dec	Mexico	F	CIM060208N22			$2,632,662

A	CHS UKRAINE, LLC	67 Prospect Peremohy Ave. Kyiv, 03062, Ukraine	LLC	Purchasing, transporting, shipping, storing, manufacturing, processing, and selling cereals, legumes, oil crops, seeds, sugar products, other agricultural products and their processed products; Part of Olimpex Project	Eff. 6/22/10, 99.9% CHS Europe SA; .1% CHS VOSTOK (Previously .1% CHSIH SA)	Ag Business	2/12/2008	2/12/2008	31-Aug	Kyiv, Ukraine	F	35704808		$100,000.00

A	CHSIH SARL (name changed from CHSIH SA and converted to LLC 2/21/2011) (name changed from CHSIH AG on 12/17/07)	Av. Des Morgines 12 1213 Petit-Lancy Switzerland	LLC (was formerly a Corp)	Holding Company for interest in new Multigrain JV	100% CHS	Ag Business	9/19/2006	9/19/2006	31-Dec	Geneva, Switzerland	F			CHF 3’000’000 (equiv $2,413,995)	$7,713,992

A	CHSINC. Ibe ´rica S.L.	World Trade Center Moll de Barcelona Edificio Norte-Planta 3 08039 Barcelona Spain	Corp	Marketing grains toward Iberian Peninsula	100% CHS Europe SA	Ag Business	8/3/2009	8/3/2009	31-Aug	Barcelona, Catanuna, Spain	F	ESB 65162455		EURO 99,990 (equiv $144,135.59)

A	Global Agri	67/69 Otamana Golovatogo Street Odessa 65003 Ukraine	Corp	Ukranian Company held by the Cyprus Holding Company Serseris; part of Olimpex Project	100% Serseris Holdings Limited	Ag Business			31-Aug	Odessa, Ukraine	F	36613151

A	Harvest States Cooperatives Europe B.V.	Dienstenstraat 15 NL 3161 GN Rhoon The Netherlands	LLC	Grain Marketing	100% CHS	Ag Business	5/9/2001	5/9/2001	31-Aug	Netherland	F			EUR 18,000	$-

A	Horizon Milling G.P.	Ontario, Canada	Gen. Ptnsp	Flour Milling joint venture	24% CHS Canada, Inc. 76% Cargill Canada Holdings III (2006) Inc.	Processing	7/19/2006	7/19/2006	31-May	Ontario, Canada	F				$19,174,583

A	M Ta ´rha ´z Rakta ´roza ´si e ´s Szolga ´ltato ´ Korla ´tolt Felelosse ´gu Ta ´rsasa ´g (M-Ta ´rha ´z Kft)	H-1011 Budapest, Fo utca 14-18, Hungary	Corp		100% S.C. Silotrans S.R.L.	Ag Business		1/10/2011		Hungary	F	Cg.01-09-677949

A	MCIC AG	c/o Dr. Martin Neese Baarerstrasse 12 Zug, Switzerland	Corp	Financing	100% CHSIH SA (Eff. 9/1/10)	Ag Business	10/9/2006	10/9/2006		Zug, Switzerland	F			CHF 2’600’000 (equiv $2,085,000)	$4,612,756

					Effective 3/8/10:
A	Multigrain AG	c/o Dr. Martin Neese Baarerstrasse 12 Zug, Switzerland	Corp		10.08% PMG; 44.95% CHSIH AG; 44.95% Multigrain Denmark	Ag Business	10/9/2006	10/9/2006		Zug, Switzerland	F				$139,024,435 (Includes Xingu)

A	Omega Terminal S.A.	Boulevard de Perolles 55 Case postale 144, 1705 Fribourg, Switzerland	Corp	Swiss Company involved in Olimpex Project	100% CHS Europe SA (soon to be bact 26%-pledge)	Ag Business	2/25/1999	6/5/2009	31-Dec	Switzerland	F	CH-217.1.000.078-4		CHF 2’500’000

A	Oregana Co., Ltd.	Orfeos 3A P.C. 1070 Nicosia, Cyprus	Corp	Cyprus Holding Company involved in the Agrico Project	50% CHS Europe SA; 50% Agrico	Ag Business	10/13/2008	12/22/2009	31-Dec	Republic of Cyprus	F	HE 239728		$4,022,827

A	RosAgroInvest LLC	11, Rubina Street, City of Novorossijsk, Krasnodar Territory, 353900, Russian Federation	LLC	Russian Operating Company involved in the Agrico Project (owner of 3 handling terminals-Blagodarniy HT, Stavropol-Belaya Glina HT, Krasnodar-Timashevsk HT, Krasnodar)	99% Oregana; 1% Novorossijskiy Transportniy Holding (100% Oregana in April)	Ag Business	3/13/2009	12/22/2009	31-Dec	Russian Federation	F	1092315001184			$4,880,000 as per appraisal

A	S.C. Silotrans S.R.L.	Incinta Port Constanta - Sud, Mol 1, Constanta, Judetul Constanta, Romania	Corp.		95.4% Agri Point Ltd.; 4.06% S.C.Schenker Romtrans S.A.	Ag Business	00/00/1997	1/10/2011		Romania	F	J13/1763/1997

A	S.C. Soyaplus S.R.L.	Incinta Port Constanta Sud, Mol 1, Constanta, Judetul Constanta, Romania	Corp		100% S.C. Silotrans S.R.L.	Ag Business		1/10/2011		Romania	F	J13/1201/2000

A	S.C. Transporter S.R.L.	Str. Portului Nr. 1, Zona Libera, Giurgiu - Siloz Baza, Giurgiu, Judetul Giurgiu, Romania	Corp.		50% S.C. Silotrans S.R.L.; 50% S.C. Perfect Casa De Comenzi S.R.L.	Ag Business		1/10/2011		Romania	F	J52/95/2004

A	Serseris Holdings Limited	12 Egypt Street, P.C. 1097 Nicosia, Cyprus	Corp	Cyprus Holding Company, part of Olimpex Project	26% CHS Europe SA; 74% G.N. Terminal Enterprises Ltd.	Ag Business			31-Dec	Republic of Cyprus	F	248357		$2,417,100.77

A	Xingu AG		JV		100% Multigrain AG	Ag Business				Switzerland	F				Combined with Multigrain

DELETE	Temizhbekskiy Elevator	Yubileingaya Street, Temizhbekskiy Village, Novoaleksandrovskiy District, Stavropol Territory, 356018, Russian Federation	LLC	Russian Operating Company involved in the \Agrico Project	100% Oregana	Ag Business	3/30/2004			Russian Federation	F	1042600550574

I	CHS Vostok, LLC	25 Tramvainaya Str., Office 55, Krasnodar, Russia 350911	LLC	Russian Operating Company, currently dormant	100% CHS Europe SA	Ag Business	6/2/2008	6/2/2008	31-Dec	Russian Federation	F	2308146084		$424.47

CHS INC.

STATE OF INCORPORATION		Minnesota

DATE OF INCORPORATION		7/15/36

LAST UPDATED		3/1/11

DIRECTORS	ADDRESS	ADDRESS	CITY/STATE/ZIP	POSITION

Michael Toelle	RR 1, Box 190		Browns Valley, MN 56219	Chairman

Robert Bass	E6391 Bass Road		Reedsburg, WI 53959	1st Vice Chairman

Jerry Hasnedl	12276 150th Avenue SE		St. Hilaire, MN 56754-9776	Secretary-Treasurer

Curt Eischens	2153 330th Street North		Minneota, MN 56264-1880	2nd Vice Chairman

Randy Knecht	40193 112th Street		Houghton, SD 57449	Asst. Secretary-Treasuer

Bruce Anderson	13500 42nd Street NE		Glenburn, ND 58740-9564	Director

Donald Anthony	43970 Road 758		Lexington, NE 68850-3745	Director

David Bielenberg	16425 Herigstad Rd NE		Silverton, OR 97381	Director

C. J. Blew	16304 S. Fall Street		Hutchinson, KS 67501	Director

Dennis Carlson	3255 50th Street		Mandan, ND 58554	Director

Steve Fritel	2851 77th Street NE		Barton, ND 68384	Director

David Kayser	42046 257th Street		Alexandria, SD 57311	Director

Greg Kruger	N49494 County Road Y		Eleva, WI 54738	Director

Michael Mulcahey	8109 360th Avenue		Waseca, MN 56093	Director

Richard Owen	PO Box 129	1591 Hawarden Road	Geraldine, MT 59446	Director

Steve Riegel	12748 Ridge Road	PO Box 7	Ford, KS 67842	Director

Dan Schurr	3009 Wisconsin Street		LeClaire, IA 52753	Director

OFFICERS	ADDRESS	ADDRESS	CITY/STATE/ZIP	POSITION

Carl M. Casale	5500 Cenex Drive		Inver Grove Heights, MN 55077	President and CEO

Josiah C. Blaisdell	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Corporate Compliance

Richard H. Browne	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President Grain Marketing

Jay D. Debertin	5500 Cenex Drive		Inver Grove Heights, MN 55077	Executive Vice President/COO Energy and Foods

Theresa M. Egan	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President, Accounting/Corporate Controller

Anwer Hussain	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President Lubricants

Lynden Johnson	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President Business Solutions

David A. Kastelic	5500 Cenex Drive		Inver Grove Heights, MN 55077	Executive Vice President and Chief Financial Officer

Patrick M. Kluempke	5500 Cenex Drive		Inver Grove Heights, MN 55077	Executive Vice President Corporate Administration

Nanci L. Lilja	5500 Cenex Drive		Inver Grove Heights, MN 55077	Assistant Secretary

Esther I. Longseth	5500 Cenex Drive		Inver Grove Heights, MN 55077	Assistant Secretary

Robert Looney	1745 Jefferson Davis Highway	Suite 404	Arlington, VA 22202	Vice President Public & Government Affairs

John McEnroe	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President Country Operations

Thomas R. Medd	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Business Assessment

Beth Nordin	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Information Technology

Don Olson	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President Refined Fuels

Daniel Ostendorg	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Controller, Energy

Mark L. Palmquist	5500 Cenex Drive		Inver Grove Heights, MN 55077	Executive Vice President/COO Ag Business and Processing

Stefano Rettore	Avenida Santo Amaro 48, 3rd Floor Vila Nova Conceicao		Sao Paulo, Brazil 04506-000	Senior Vice President, South America

Manuel San Miguel	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Finance and Business Planning

Claudio Scarrozza	Av. Des Morgines 12 1213 Petit-Lancy		Geneva, Switzerland	Senior Vice President, Europe

Cheryl K. Schmura	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Crop Nutrients

Linda S. Tank	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Marketing & Communications

Melodie Thostenson	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Administration & Accounting

Thomas L. Traub	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Human Resources

Dennis Wendland	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President Oilseed Processing

Brad Wiggins	5500 Cenex Drive		Inver Grove Heights, MN 55077	Vice President Insurance Risk Management

Kevin Williams	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President Energy Sales & Transportation

Lisa A. Zell	5500 Cenex Drive		Inver Grove Heights, MN 55077	Senior Vice President and General Counsel

Robert Zimmerman	216 - 16 St. Mall	Suite 950	Denver, CO 80202	Vice President Raw Material Supply

SCHEDULE 5.5
FINANCIAL STATEMENTS

1.	Consolidated Balance Sheets, Income Statement, and Statements of Operations and Cash Flows for 8-months ended April 30, 2011.

2.	Capital Expenditures and Corporate Expense Summary for 8-months ended April 30, 2011.

3.	Operating Statements for Energy, Ag Business, and Corporate and Other Segments for 8-months ended April 30, 2011.

SCHEDULE 5.6
RESTRICTIONS ON DEBT

1.	$225,000,000 6.81% Series A Notes due June 19, 2013 issued pursuant to Note Agreement dated as of June 19, 1998 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

2.	$115,000,000 4.96% Series D Senior Notes due October 18, 2012 and $60,000,000 5.60% Series E Senior Notes due October 18, 2017, issued pursuant to Note Purchase Agreement dated as of October 18, 2002 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

3.	$125,000,000 5.25% Series H Senior Notes due September 21, 2014, issued pursuant to Note Purchase Agreement dated as of September 21, 2004 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

4.	$400,000,000 6.18% Series I Senior Notes dated October 4, 2007 due October 4, 2017, issued pursuant to Note Purchase Agreement dated as of October 4, 2007 among the Company and each of the investors listed on the Purchase Schedule attached thereto.

5.	$50,000,000 5.78% Series J Notes dated February 8, 2008 due February 8, 2018 issued pursuant to Note Purchase and Private Shelf Agreement dated as of April 13, 2004 among the Company and The Prudential Insurance Company and certain affiliates thereof (the “Shelf Agreement”) and $150,000,000 Private Shelf Facility established thereunder, including all amendments thereto.

6.	$100,000,000 4.00% Series K Notes dated November 23, 2010 due November 23, 2020 issued pursuant to the Shelf Agreement.

7.	Credit Agreement ($150,000,000 Term Loan) dated as of December 12, 2007 by and between CoBank, ACB, et al. and CHS Inc., including all Amendments thereto.

8.	2010 Credit Agreement ($900,000,000 Revolving Loan), dated as of June 2, 2010, by and between CoBank, ACB, the Syndication Parties party thereto, and CHS Inc.

9.	2010 364-Day Credit Agreement ($1,300,000,000 Revolving Loan) dated as of November 23, 2010 by and between CoBank, ACB, the Syndication Parties party thereto, and CHS Inc.

10.	Revolving Loan Agreement ($120,000,000 Revolving Loan) dated as of November 30, 2010 between CHS Inc. and European Bank for Reconstruction and Development.

11.	Term Loan Agreement ($32,642,400 Term Loan) dated as of January 5, 2011 between CHS Inc. and European Bank for Reconstruction and Development.

SCHEDULE 5.12
INTELLECTUAL PROPERTY

None.

SCHEDULE 5.16
EXISTING DEBT > $10 million

CHS Inc. & Subsidiaries

Short-term Notes
		(represents commitment - actual drawn was $190,000,000 on
CHS 5 yr Revolver	900,000,000	5/31/11)
		(represents commitment - actual drawn was $340,000,000 on
CHS 364-day Revolver	1,300,000,000	5/31/11)
		(represents commitment - actual drawn was $40,000,000 on
CHS Sumitomo Revolver	40,000,000	5/31/11)
CHS 3 yr Revolver (EBRD)	40,000,000	(represents commitment - actual drawn was -0- )
		($125,000,000 commitment reduces availability of 5 yr
Commercial Paper	0	revolver - actual drawn was -0- on 5/31/11)
NCRA’s Revolver	15,000,000	(represents commitment - actual drawn was -0- on 5/31/11 )
Trade Finance — Geneva	34,598,847	(uncommitted - represents drawn balance on 5/31/11)
Trade Finance — Brazil	0	(uncommitted - no drawn balance as of 4/30/11)
Trade Finance — CN	18,242,906	(uncommitted - represents drawn balance as of 6/3/11)
	2,347,841,753

Private Placements

Private Placement series A- jun ‘98	112,500,000
Private Placement series D&E- oct ’02	86,538,461
Private Placement series H- sept ‘04	100,000,000
Private Placement series I- oct ‘07	400,000,000
Prudential PP series J- feb ‘08	50,000,000
Prudential PP series K- nov ‘10	100,000,000

	849,038,461

Farm Credit Banks - 10 yr Term	150,000,000

European Bank for Rec & Dev — Term	31,882,475

Guarantee for ACG Trade joint venture	15,000,000	(exposure on 5/31/11 was -0- no drawn balance)
Guarantee for Temco joint venture	60,000,000	(exposure on 5/31/11 was -0- no drawn balance)
Guarantee for Cofina Financial -	20,500,000	(exposure on 5/31/11 was $19,185,031)
loans sold to other lenders-
(not part of commercial paper progam)
Consolidated Total	3,378,762,689

EXHIBIT 1.1(a)
[FORM OF SERIES L SENIOR NOTE]

CHS INC.

4.08% SERIES L SENIOR NOTE DUE JUNE 9, 2019

No. RL-[ ] $[ ]	[Date] PPN: [ ]

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [      ], or registered assigns, the principal sum of [      ] DOLLARS ($[      ]) (or so much thereof as shall not have been prepaid) on June 9, 2019, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.08% per annum from the date hereof, payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.08% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 4.08% Series L Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

EXHIBIT 1.1(b)
[FORM OF SERIES M SENIOR NOTE]

CHS INC.

4.52% SERIES M SENIOR NOTE DUE JUNE 9, 2021

No. RM-[ ] $[ ]	[Date] PPN: [ ]

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [      ], or registered assigns, the principal sum of [      ] DOLLARS ($[      ]) (or so much thereof as shall not have been prepaid) on June 9, 2021, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.52% per annum from the date hereof, payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.52% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 4.52% Series M Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

EXHIBIT 1.1(c)
[FORM OF SERIES N SENIOR NOTE]

CHS INC.

4.67% SERIES N SENIOR NOTE DUE JUNE 9, 2023

No. RN-[ ] $[ ]	[Date] PPN: [ ]

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [      ], or registered assigns, the principal sum of [      ] DOLLARS ($[      ]) (or so much thereof as shall not have been prepaid) on June 9, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.67% per annum from the date hereof, payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.67% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 4.67% Series N Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

EXHIBIT 1.1(d)
[FORM OF SERIES O SENIOR NOTE]

CHS INC.

4.82% SERIES O SENIOR NOTE DUE JUNE 9, 2026

No. RO-[ ] $[ ]	[Date] PPN: [ ]

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to [      ], or registered assigns, the principal sum of [      ] DOLLARS ($[      ]) (or so much thereof as shall not have been prepaid) on June 9, 2026, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.82% per annum from the date hereof, payable semiannually, on the 9th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.82% or (ii) 2% over the rate of interest publicly announced by The Bank of New York from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of 4.82% Series O Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 9, 2011 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHS INC.

By:
Name:
Title:

FORM OF SUPPLEMENT
CHS INC.

[ ] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of [_________], 20[__]

Re: $[__________] [___]% Series [ ] Senior Notes
due

CHS INC.
5500 Cenex Drive
Inver Grove Heights, MN 55077

[ ] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT
DATED AS OF [_________], 2011

Dated as of [ ]

TO EACH OF THE PURCHASERS LISTED
IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

This [Number] Supplement to Master Note Purchase Agreement (the “[ ] Supplement” or “this Agreement”) is among CHS Inc., a nonstock agricultural cooperative corporation organized under the laws of the State of Minnesota (the “Company”), and the institutional investor[s] named on the attached Schedule A (the “Purchaser[s]”).

Reference is hereby made to the Master Note Purchase Agreement dated as of [      ], 2011 (the “Note Purchase Agreement”) among the Company and the purchasers listed on Schedule A thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement. Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.

The Company agrees with the Purchaser[s] as follows:

1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of $[ ] aggregate principal amount of Notes to be designated as its [ ]% Series [ ] Senior Notes due [ ], [ ] (the “Series [ ] Notes”). The Series [ ] Notes, together with the 2011 Notes [and the Series [ ] Notes] heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series [ ] Notes shall be substantially in the form set out in Exhibit 1 to this [ ] Supplement, with such changes therefrom, if any, as may be approved by the Purchaser[s] and the Company.

2. Sale and Purchase of Series [ ] Notes. Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the [ ] Supplemental Closing provided for in Section 3, Series [ ] Notes in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3. Closing. The sale and purchase of the Series [ ] Notes to be purchased by the Purchasers shall occur at the offices of [ ] at 9:00 a.m., [ ] time, at a closing (the “[ ] Supplemental Closing”) on [ ], [ ] or on such other Business Day thereafter on or prior to [ ], [ ] as may be agreed upon by the Company and the Purchasers. At the [ ] Supplemental Closing, the Company will deliver to each Purchaser the Series [ ] Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Series [ ] Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the [ ] Supplemental Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [      ] at [Name and Address of Bank], ABA No. [ ]. If at the [ ] Supplemental Closing the Company fails to tender such Series [ ] Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. Conditions to [ ] Supplemental Closing. Each Purchaser’s obligation to purchase and pay for the Series [ ] Notes to be sold to such Purchaser at the [ ] Supplemental Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at the [ ] Supplemental Closing, of the following conditions:

(a) [Representations and Warranties.

Each of the representations and warranties of the Company set forth in Schedule 4 attached hereto shall be correct when made and as of the date of the [ ] Supplemental Closing.]

[Insert here additional conditions to [ ] Supplemental Closing]

5. [Insert here special payment provisions for Series [ ] Notes including prepayment provisions].

(a) [Required Prepayments] [Maturity].

[As provided therein, the entire unpaid principal balance of the Series [ ] Notes shall be due and payable on the stated maturity date thereof.]

[On [      ], 20[      ] and on each [      ] thereafter to and including [      ], 20[      ]the Company will prepay $[      ] principal amount (or such lesser principal amount as shall then be outstanding) of the Series [ ] Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series [ ] Notes pursuant to Section 8.3 of the Note Purchase Agreement, the principal amount of each required prepayment of the Series [ ] Notes becoming due under this Section [ ] on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series [ ] Notes is reduced as a result of such prepayment.]

6. Representations of the Purchasers. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series [ ] Notes by such Purchaser.

7. Applicability of Note Purchase Agreement. Except for those terms and provisions set forth on Schedule 7 attached hereto the Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

8. References. All references in the Note Purchase Agreement and all other instruments, documents and agreements relating thereto, or entered into in connection therewith, shall be deemed to refer to the Note Purchase Agreement, as supplemented by this [ ] Supplement.

9. Notices. All notices and communications provided to any Purchasers under this [ ] Supplement or the Note Purchase Agreement shall be in writing and sent in the manner specified in Section 18 of the Note Purchase Agreement to such Purchaser or its nominee (as applicable) at the address specified for such communications in Schedule A to this [ ] Supplement, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing.

10. Governing Law. This [ ] Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

11. Additional Provisions.

[Here insert any additional provisions].

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

CHS INC.

By:
Name:
Title:

The foregoing is agreed to as of the date thereof.

[ADD PURCHASER SIGNATURE BLOCKS]

[CONFIRMATION

Each of the undersigned acknowledges receipt of the foregoing [ ] Supplement to Master Note Purchase Agreement dated as of [      ], 2011 and confirms the continuing validity and enforceability against such undersigned of the Guaranty to which such undersigned is a party.]1

[ADD SIGNATURE BLOCKS FOR EACH GUARANTOR]

Schedule A
INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series [ ] Notes to be Purchased

Register Notes in name of.

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

(3) Original notes delivered to:

(4) All other communications:

(5) Tax ID No.

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that, except as hereinafter set forth in this Schedule 4, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series [ ] Notes with the same force and effect as if each reference to “2011 Notes” set forth therein was modified to refer to the “Series [ ] Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the [ ] Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are supplemented hereby:

[Add any additional Sections as appropriate at the time the Series [ ] Notes are issued and any exceptions to the representations and warranties]

FORM OF SERIES [ ] NOTE

EXHIBIT 4.4(a)
FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY

June 9, 2011

Each of the Purchasers identified on Schedule 1 hereto

Re: CHS Inc. Master Note Purchase Agreement

Ladies and Gentlemen:

We have acted as special counsel to CHS Inc., a cooperative corporation formed under the laws of the State of Minnesota (the “Company”), in connection with the documents listed on Schedule 2 attached hereto (the “Transaction Documents”). This opinion is being delivered to each of the purchasers identified on Schedule 1 hereto (each, a “Purchaser” and collectively, the “Purchasers”) at the request of the Company pursuant to Section 4.4(b) of the Note Purchase Agreement (as defined on Schedule 2 hereto). Capitalized terms defined in this opinion and in the schedules and exhibits hereto are used herein and therein as so defined. Capitalized terms used in this opinion and in the schedules and exhibits hereto that are not defined herein or therein shall have the meanings given such terms in the Note Purchase Agreement.

In connection with this opinion, we have examined the Transaction Documents and the following documents:

(i)	a copy of the articles of incorporation of the Company certified as of June 7, 2011 as a true copy by the Minnesota Secretary of State, and a copy of the bylaws of the Company certified as of June 9, 2011 as a true copy by the Secretary of the Company (collectively, the “Constituent Documents”);

(ii)	a certificate of good standing concerning the Company from the Minnesota Secretary of State issued June 7, 2011 (the “Good Standing Certificate”); and

(iii)	a certificate of an officer of the Company certifying as to a copy of resolutions of the Board of Directors of the Company adopted May 4, 2011, incumbency with respect to officers of the Company, and certain other matters.

We have also examined such other documents, and have reviewed such questions of law, as we have considered necessary and appropriate for the purposes of this opinion. In addition, as to questions of fact material to the opinions hereinafter expressed, we have, when relevant facts were not independently established by us, relied upon certificates of officers of the Company and of public officials and the Offeree Letter attached hereto as Annex A, and we have assumed that all such facts are true and correct as of the date of this opinion. We have not independently examined the records of any court or public office in any jurisdiction (other than as specifically identified in items (i) and (ii) above), and our opinion is subject to matters which examination of such records would reveal. Without limiting the generality of the foregoing, we have relied, as to factual matters, upon certificates of officers of the Company referenced in items (i) and (iii) above and the representations contained therein, and we have assumed that all such representations are true and correct as of the date of this opinion.

Our opinions expressed below as to certain factual matters are qualified as being limited “to our actual knowledge” or by other words to the same or similar effect. Such words, as used herein, mean that prior to or during the course of this firm’s representation of the Company in connection with the specific transactions contemplated by the Transaction Documents, no contrary information came to the attention of David Swanson, Steven Khadavi or Harriet Bildsten, the attorneys in our firm who have represented the Company in connection with the transactions contemplated by the Transaction Documents and the preparation of this opinion. Our opinions in clause (i) of Paragraph 3 and Paragraph 4 below are limited to (x) our actual knowledge, if any, of the specifically regulated business activities and properties of the Company based solely upon an officer’s certificate in respect of such matters and without any independent investigation or verification on our part and (y) laws and regulations normally applicable to transactions of the type contemplated in the Transaction Documents and do not extend to licenses, permits and approvals necessary for the conduct of the Company’s business. In rendering such opinions, we have not conducted any independent investigation of the Company or consulted with other attorneys in our firm with respect to the matters covered thereby. No inference as to our knowledge with respect to the factual matters upon which we have so qualified our opinions should be drawn from the fact of our representation of the Company.

In rendering the opinions expressed below, we have assumed, without verification, that:

(A)	Each of the parties to the Transaction Documents, other than the Company, is organized, validly existing and in good standing in its respective state of organization.

(B)	Each of the parties to the Transaction Documents, other than the Company, has the full corporate or similar power and authority to enter into and perform its respective obligations described in the Transaction Documents.

(C)	Each of the Transaction Documents has been executed and delivered by the appropriate parties, other than the Company, and all necessary steps have been taken to authorize the execution, delivery and performance by such parties (other than the Company) of the Transaction Documents.

(D)	The representations and warranties of each of the parties contained in the Transaction Documents with respect to factual matters are true and correct as of the date of this opinion and all other statements of fact contained in the Transaction Documents are true, but no statements as to law or conclusions of law in the Transaction Documents which are expressly addressed by this opinion are assumed to be true.

(E)	All signatures on the Transaction Documents are genuine, all documents submitted to us as originals, if any, are authentic and all copies submitted to us conform to original documents which are themselves authentic original documents.

(F)	Each Transaction Document constitutes the valid, binding and enforceable obligations of each of the parties thereto, other than the Company, and each of the parties thereto, other than the Company, has the legal capacity to enter into and be bound by such Transaction Document.

(G)	All natural persons executing and delivering the Transaction Documents have the legal capacity for all purposes relevant hereto to do so.

(H)	The execution and delivery of the Transaction Documents, the performance and consummation of the transactions described therein or contemplated thereby, and compliance with the terms and observance of the conditions thereof will not conflict with, result in a breach or violation of, constitute a default under, or violate any of the terms, provisions or conditions of (i) the articles of incorporation or other similar constitution document of any party thereto, other than the Company, or (ii) any material indenture, mortgage, deed of trust, lease, document, agreement or other instrument to which any party thereto, including the Company, or by which any of them or their properties are bound, including, without limitation, the documents, agreements and other instruments relating to any material financing transaction to which any party thereto is a party, including the Company (other than, to the extent covered by our opinions in paragraph 3 below, the agreements and instruments of the Company set forth on Schedule 3 hereto).

(I)	All conditions precedent to the effectiveness of the Transaction Documents have been satisfied or waived.

Based upon the foregoing and upon such investigation as we have deemed necessary, and subject to the qualifications set forth below, we are of the opinion that:

1. Based solely on the Good Standing Certificate, the Company is a cooperative corporation that is validly existing and in good standing under the laws of the State of Minnesota.

2. The Company has the corporate power to execute, deliver and perform each of the Transaction Documents executed by it, and has taken all requisite corporate action to authorize the execution, delivery and performance of each of the Transaction Documents executed by it. Each of the Transaction Documents has been duly executed and delivered by the Company.

3. The execution, delivery and performance of the Transaction Documents by the Company do not and will not (i) violate or cause a breach of any statute of the United States or the States of Minnesota or New York, or any rule or regulation of any governmental authority or regulatory body of the United States or the States of Minnesota or New York (including without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) or (ii) violate or cause a breach of, or constitute a default under, (A) any provision of the Constituent Documents or (B) the agreements and instruments of the Company set forth on Schedule 3 hereto (other than violations of any financial covenant, financial test or any other provision requiring calculations or applications of formulas to determine compliance contained in such agreements and instruments, as to which we give no opinion).

4. No consent, approval, authorization of, or registration or filing with, any State of Minnesota or New York or federal governmental authority is required to be obtained or made by the Company to make valid and legally binding the execution, delivery and performance by the Company of its agreements under any Transaction Document to which the Company is a party, except such as have been obtained or made.

5. Each of the Transaction Documents executed by the Company constitutes the valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

6. Assuming the representations made by the Company and the Purchasers set forth in the Note Purchase Agreement are true and correct, and subject to the compliance of the Company and the Purchasers with applicable securities laws and regulations, the offer, sale, issuance and delivery of the Notes to the Purchasers, in the manner contemplated by the Note Purchase Agreement, is exempt from the registration requirements of the Securities Act of 1933.

7. The Company is not required to register as an “investment company” under the Investment Company Act of 1940, as amended.

8. It was not necessary in connection with the offering, sale and delivery of the Notes purchased by the Purchasers at the Closing, under the circumstances contemplated by the Note Purchase Agreement, to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

SCOPE OF OPINION

Our opinions set forth above are further subject to the following additional qualifications:

(a) Our opinions expressed above are limited to the laws of the States of Minnesota and New York and the federal laws of the United States of America. We assume no responsibility as to the applicability to this transaction, or the effect thereon, of the laws of any other jurisdiction.

(b) Our opinions are subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer, statutes of limitation, or other similar laws and judicial decisions affecting or relating to the rights of creditors generally, and are further subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, estoppel, election of remedies and other similar doctrines affecting the enforcement of agreements generally (regardless of whether enforcement is considered in a proceeding at law or in equity). In addition, the availability of specific performance, injunctive relief, the appointment of a receiver, marshalling of assets, stay or other equitable remedies is subject to the discretion of the tribunal before which any proceeding therefor may be brought, unless such discretion is limited by an applicable statute.

(c) Our opinions are further subject to other laws and judicial decisions affecting the rights of creditors and secured creditors generally, including, without limitation, that the enforceability of the remedies, covenants or other provisions of the Transaction Documents and the availability of equitable remedies may be limited where the enforcement of specific rights under a Transaction Document may require a judgment or decree of a court of competent jurisdiction after prior notice to the Company and an opportunity for the Company to be heard by an appropriate tribunal.

(d) We express no opinion as to the enforceability of provisions of any Transaction Document to the extent it contains:

(i) choice of law or forum selection provisions, or any provision which purports to confer jurisdiction upon any court or other tribunal;

(ii) waivers by the Company of any statutory or constitutional rights, defenses or remedies, or the right to recover certain types of damages, or the right to impose counterclaims, or of statutes of limitation or the tolling thereof;

(iii) cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to the benefits thereof in an amount in excess of the actual loss suffered by such party;

(iv) provisions requiring the Company to pay any default interest rate, early termination fee or other form of liquidated damages, if the payment of such interest rate, fee or damages may be construed as unreasonable in relation to actual damages or disproportionate to actual damages suffered by the Purchaser as a result of such prepayment, default or termination;

(v) provisions requiring the Company to pay a prepayment premium upon payment in full of the indebtedness after an acceleration thereof for default or in connection with the payment of any amount due in redemption;

(vi) provisions to the effect that the terms of any document may not be waived or modified orally or by course of conduct;

(vii) provisions which purport to establish evidentiary standards;

(viii) provisions which purport to grant powers of attorney to any Person;

(ix) provisions which excuse any Person or entity from liability for, or require any Person or entity to indemnify any other Person or entity against, the indemnified Person’s or entity’s negligence or willful misconduct, or any other indemnification agreement which may be contrary to public policy.

(e) Except as set forth in Paragraphs 3, 4 and 6, we express no opinion as to compliance or the effect of noncompliance by the Company with any state or federal laws or regulations applicable to the Company in connection with the transactions described in the Transaction Documents.

(f) We express no opinion as to compliance or the effect of noncompliance by the Purchasers with any state or federal laws or regulations applicable to the Purchasers in connection with the transactions described in the Transaction Documents.

(g) In rendering our opinion in Paragraph 4, we are only opining as to consents, approvals, authorizations, registrations, declarations and filings necessary for the Company to execute, deliver and perform its obligations under the Transaction Documents, and we express no opinion with respect to any consent, approval, authorization from, or any registration, declaration or filing with, any governmental authority or agency required generally in connection with the day-to-day business or operations of the Company.

(h) We express no opinion regarding any federal securities laws (except as set forth in Paragraph 6), or the securities or “Blue Sky” laws of any state.

This opinion is solely for the benefit of the Purchasers (and successors and assigns permitted under the terms of the Note Purchase Agreement) in connection with the transaction described in this letter, may not be relied upon for any other purpose, and may not be relied upon or used by, nor may copies hereof be delivered to, any other person or entity without our prior written consent; except that this opinion may be disclosed to, but not relied upon by, the National Association of Insurance Commissioners. No use of or reliance on this opinion by any party, including, without limitation, the Purchasers, shall establish or imply an attorney-client relationship between such party and this firm with respect to the Transaction Documents or the transactions contemplated by the Transaction Documents, and such party by using or relying on our opinion disclaims any such attorney-client relationship with respect to the Transaction Documents or the transactions contemplated by the Transaction Documents for any purpose without our prior written approval. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention, or any changes in the law taking effect, after the date hereof.

Very truly yours,

DPS/SK Attachments:	Schedule 1 – Purchasers Schedule 2 – Transaction Documents Schedule 3 – Agreements and Instruments Annex A – Offeree Letter

Schedule 1
Opinion of Dorsey & Whitney LLP
June 9, 2011

Purchasers

The Variable Annuity Life Insurance Company
c/o AIG Asset Management
2929 Allen Parkway
Houston, Texas 77019

New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account (BOLI 30C)

c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

The Northwestern Mutual Life Insurance Company for

its Group Annuity Separate Account

720 East Wisconsin Avenue
Milwaukee, WI 53202

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115

C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115

MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
215 10th Street
Des Moines, IA 50309

Royal Neighbors of America
c/o Aviva Investors North America, Inc.
215 10th Street
Des Moines, IA 50309

Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
55 Greens Farms Road
Westport, Connecticut 06881

Unum Life Insurance Company of America
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402

Provident Life and Accident Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402

Provident Life and Casualty Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402

Hartford Life Insurance Company
c/o Hartford Investment Management Company
55 Farmington Avenue
Hartford, CT 06105

Hartford Life and Annuity Insurance Company
c/o Hartford Investment Management Company
55 Farmington Avenue
Hartford, CT 06105

Physicians Life Insurance Company
c/o Hartford Investment Management Company
55 Farmington Avenue
Hartford, CT 06105

USAA Life Insurance Company
9800 Fredericksburg Road
San Antonio, TX 78288

Casualty Insurance Company
9800 Fredericksburg Road
San Antonio, TX 78288

Catastrophe Reinsurance Company
9800 Fredericksburg Road
San Antonio, TX 78288

American Fidelity Assurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

American-Amicable Life Insurance Company of Texas

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Vantis Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Occidental Life Insurance Company of North Carolina

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

American Republic Insurance Company

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Trustmark Insurance Company

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Blue Cross and Blue Shield of Florida, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

GuideOne Specialty Mutual Insurance Company

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

GuideOne Property & Casualty Insurance Company

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Catholic United Financial
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Industrial Alliance Pacific Insurance and Financial Services, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

MTL Insurance Company

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Fort Dearborn Life Insurance Company

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

New Era Life Insurance

c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3T2
Greenwood Village, CO 80111

Phoenix Life Insurance Company
One American Row
Hartford, CT 06102

PHL Variable Life Insurance Company
One American Row
Hartford, CT 06102

Modern Woodmen of America
1701 1st Ave
Rock Island, IL  61201

The Phoenix Insurance Company
c/o The Travelers Companies, Inc.
385 Washington St.
St. Paul, MN 55102

Travelers Casualty and Surety Company of America
c/o The Travelers Companies, Inc.
385 Washington St.
St. Paul, MN 55102

Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT 05604

The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242

Montgomery Re, Inc.
One Financial Way
Cincinnati, OH 45242

Assurity Life Insurance Company
1526 K Street
Lincoln, NE 68508

The Union Central Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Ameritas Life Insurance Corp.
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Ameritas Life Insurance Corp. – Closed Block
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Acacia Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

ING Life Insurance and Annuity Company

c/o ING Investment Management LLC

5780 Powers Ferry Road NW
Atlanta, GA 30327

ING USA Annuity and Life Insurance Company

c/o ING Investment Management LLC

5780 Powers Ferry Road NW
Atlanta, GA 30327

ReliaStar Life Insurance Company

c/o ING Investment Management LLC

5780 Powers Ferry Road NW
Atlanta, GA 30327

Schedule 2
Opinion of Dorsey & Whitney LLP
June 9, 2011

Transaction Documents

1.	Master Note Purchase Agreement dated as of June 9, 2011, among CHS Inc. and each of the purchasers party thereto (“Note Purchase Agreement”).

2.	The following 4.08% Series L Senior Notes due June 9, 2019, issued by the Company and described below (the “Series L Notes”):

Notes	Purchaser	Aggregate Amount
(RL-1 through RL-21)
RL-1	New York Life Insurance Company	$27,500,000

RL-2	New York Life Insurance and Annuity	$38,500,000
	Corporation

RL-3	New York Life Insurance and Annuity	$3,000,000
	Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

RL-4	New York Life Insurance and Annuity	$1,000,000
	Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

RL-5	Aviva Life and Annuity Company	$8,000,000

RL-6	Hartford Life Insurance Company	$5,000,000

RL-7	Hartford Life Insurance Company	$5,000,000

RL-8	Hartford Life Insurance Company	$5,000,000

RL-9	Hartford Life Insurance Company	$2,000,000

RL-10	Hartford Life and Annuity Insurance	$5,000,000
	Company

RL-11	Hartford Life and Annuity Insurance	$1,000,000
	Company

RL-12	Physicians Life Insurance Company	$500,000

RL-13	Physicians Life Insurance Company	$500,000

RL-14	USAA Life Insurance Company	$12,000,000

RL-15	Casualty Insurance Company	$5,000,000

RL-16	Catastrophe Reinsurance Company	$3,000,000

RL-17	American Republic Insurance Company	$1,300,000

RL-18	Blue Cross and Blue Shield of	$900,000
	Florida, Inc.

RL-19	GuideOne Specialty Mutual Insurance	$900,000
	Company

RL-20	GuideOne Property & Casualty	$900,000
	Insurance Company

RL-21	The Phoenix Insurance Company	$4,000,000

3.	The following 4.52% Series M Senior Notes due June 9, 2021, issued by the Company and described below (the “Series M Notes”):

Notes	Purchaser	Aggregate Amount
(RM-1 through RM-28)
RM-1	The Variable Annuity Life	$70,000,000
	Insurance Company

RM-2	The Northwestern Mutual Life	$24,000,000
	Insurance Company

RM-3	The Northwestern Mutual Life	$1,000,000
	Insurance Company for its Group Annuity Separate Account

RM-4	Massachusetts Mutual Life	$17,800,000
	Insurance Company

RM-5	C.M. Life Insurance Company	$1,500,000

RM-6	MassMutual Asia Limited	$700,000

RM-7	Vantis Life Insurance Company	$1,500,000

RM-8	Catholic United Financial	$750,000

RM-9	Industrial Alliance Pacific	$750,000
	Insurance and Financial Services, Inc.

RM-10	Fort Dearborn Life Insurance	$500,000
	Company

RM-11	Fort Dearborn Life Insurance	$500,000
	Company

RM-12	Fort Dearborn Life Insurance	$500,000
	Company

RM-13	Fort Dearborn Life Insurance	$500,000
	Company

RM-14	Fort Dearborn Life Insurance	$500,000
	Company

RM-15	New Era Life Insurance	$500,000

RM-16	Great-West Life & Annuity	$3,500,000
	Insurance Company

RM-17	Great-West Life & Annuity	$500,000
	Insurance Company

RM-18	Modern Woodmen of America	$6,000,000

RM-19	Travelers Casualty and Surety	$4,000,000
	Company of America

RM-20	Life Insurance Company of the	$7,000,000
	Southwest

RM-21	The Ohio National Life Insurance	$3,000,000
	Company

RM-22	Montgomery Re, Inc.	$1,000,000

RM-23	The Union Central Life Insurance	$2,000,000
	Company

RM-24	Ameritas Life Insurance Corp. -	$1,000,000
	Closed Block

RM-25	Acacia Life Insurance Company	$1,000,000

RM-26	ING Life Insurance and Annuity	$2,500,000
	Company

RM-27	ING USA Annuity and Life	$3,200,000
	Insurance Company

RM-28	Reliastar Life Insurance Company	$4,300,000

4.	The following 4.67% Series N Senior Notes due June 9, 2023, issued by the Company and described below (the “Series N Notes”):

Notes	Purchaser	Aggregate Amount
(RN-1 through RN-18)
RN-1	The Northwestern Mutual Life	$21,000,000
	Insurance Company

RN-2	Massachusetts Mutual Life Insurance	$19,500,000
	Company

RN-3	C.M. Life Insurance Company	$1,700,000

RN-4	MassMutual Asia Limited	$800,000

RN-5	Aviva Life and Annuity Company	$12,000,000

RN-6	Allianz Life Insurance Company of	$17,000,000
	North America

RN-7	Trustmark Insurance Company	$1,000,000

RN-8	MTL Insurance Company	$500,000

RN-9	Great-West Life & Annuity Insurance	$10,000,000
	Company

RN-10	Phoenix Life Insurance Company	$4,000,000

RN-11	Modern Woodmen of America	$3,000,000

RN-12	Montgomery Re, Inc.	$2,500,000

RN-13	Assurity Life Insurance Company	$2,000,000

RN-14	The Union Central Life Insurance	$2,000,000
	Company

RN-15	Ameritas Life Insurance Corp.	$1,000,000

RN-16	ING Life Insurance and Annuity Company	$7,900,000

RN-17	ING USA Annuity and Life Insurance	$10,100,000
	Company

RN-18	Reliastar Life Insurance Company	$14,000,000

5.	The following 4.82% Series O Senior Notes due June 9, 2026, issued by the Company and described below (the “Series O Notes” and collectively with the Series L Notes, the Series M Notes and the Series N Notes, the “Notes”):

Notes	Purchaser	Aggregate Amount
(RO-1 through RO-11)
RO-1	Aviva Life and Annuity Company	$17,000,000

RO-2	Royal Neighbors of America	$3,000,000

RO-3	Allianz Life Insurance Company of	$20,000,000
	North America

RO-4	Unum Life Insurance Company of America	$10,000,000

RO-5	Provident Life and Accident Insurance	$10,000,000
	Company

RO-6	Provident Life and Casualty Insurance	$10,000,000
	Company

RO-7	American Fidelity Assurance Company	$1,800,000

RO-8	American-Amicable Life Insurance	$1,800,000
	Company of Texas

RO-9	Occidental Life Insurance Company of	$1,400,000
	North Carolina

RO-10	PHL Variable Insurance Company	$4,000,000

RO-11	PHL Variable Insurance Company	$1,000,000

Schedule 3
Opinion of Dorsey & Whitney LLP
June 9, 2011

Agreements and Instruments

1.	Limited Liability Company Agreement for Wilsey-Holsum Foods, LLC, dated July 24, 1996

2.	Limited Liability Company Agreement for United Harvest, LLC dated November 9, 1998

3.	Note Agreement dated June 19, 1998 ($225,000,000 6.81% Series A Senior Notes due June 19, 2013)

a.	First Amendment to the Note Agreement (undated)

4.	2003 Amended and Restated Credit Agreement (2 Year Revolving Loan) dated December 16, 2003

a.	First Amendment to the 2003 Amended and Restated Credit Agreement dated December 2005

b.	Second Amendment to the 2003 Amended and Restated Credit Agreement dated June 30, 2006

c.	Third Amendment to the 2003 Amended and Restated Credit Agreement dated December 13, 2006

d.	Fourth Amendment to the 2003 Amended and Restated Credit Agreement dated September 17, 2007

e.	Fifth Amendment to the 2003 Amended and Restated Credit Agreement dated November 7, 2007

f.	Sixth Amendment to the Credit Agreement dated December 12, 2008

g.	Seventh Amendment to the 2003 Amended and Restated Credit Agreement dated December 16, 2009

5.	Limited Liability Company Agreement dated August 26, 2002, between Cenex Harvest States Cooperatives and Cargill, Inc., with respect to TEMCO

6.	Note Purchase Agreement dated October 18, 2002 ($115,000,000 4.96% Series D Senior Notes due October 18, 2012, $60,000,000 5.60% Series E Senior Notes due October 18, 2017)

7.	Note Purchase and Private Shelf Agreement dated April 13, 2004 ($15,000,000 4.08% Series F Senior Notes due April 13, 2010, $15,000,000 4.39% Series G Notes due April 13, 2011, $70,000,000 Private Shelf Facility)

a.	Amendment No. 1 to the Note Purchase and Private Shelf Agreement dated April 9, 2007

b.	Amendment No. 2 to the Note Purchase and Private Shelf Agreement dated January 18, 2008

c.	Amendment No. 3 to the Note Purchase and Private Shelf Agreement dated November 1, 2010

8.	Note Purchase Agreement dated September 21, 2004 ($125,000,000 5.25% Series H Senior Notes due September 21, 2014)

9.	Purchase and Sale Agreement between Cofina Funding, LLC and Cofina Financial, LLC dated August 10, 2005

a.	Lockbox Agreement dated August 10, 2005

b.	Custodian Agreement between Cofina Funding, LLC, U.S. Bank National Association as Trustee, and U.S. Bank National Association, as Custodian, dated August 10, 2005

c.	Servicing Agreement between Cofina Funding, LLC, Cofina Financial, LLC, and U.S. Bank National Association as Trustee dated August 10, 2005

d.	Note Purchase Agreement between Cofina Funding, LLC, Bank Hapoalim B.M. and the Committed Purchasers, dated August 10, 2005

e.	Amended and Restated Base Indenture between Cofina Funding, LLC and U.S. Bank National Association dated December 23, 2010

i.	Series 2005-A Supplement to the Base Indenture dated August 10, 2005

ii.	Omnibus Amendment and Agreement between Cofina Funding, LLC, Cofina Financial LLC, Cenex Finance Association, Inc., Bank Hapoalim B.M., and U.S. Bank National Association, dated August 30, 2005

iii.	Series 2005-B Supplement to the Base Indenture dated November 18, 2005

iv.	Series 2006-A Supplement to the Base Indenture dated February 21, 2006

v.	Omnibus Amendment and Agreement dated May 11, 2006

vi. vii. viii. ix.	Series 2006-B Supplement to the Base Indenture dated May 16, 2006
Omnibus Amendment and Agreement No. 2, dated October 1, 2007
Omnibus Amendment and Agreement No. 3 dated May 16, 2008
Series 2008-A Supplement to the Base Indenture dated November 1, 2008

x.	Amendment No. 3 to Series 2008-A Supplement to the Base Indenture dated November 12, 2010

xi.	Series 2010-A Supplement dated December 23, 2010

f.	Note Purchase Agreement between Cofina Funding, LLC, Venus Funding Corporation, and Bank Hapoalim, B.M. and committed purchasers, dated November 18, 2005

i.	First Amendment to the Note Purchase Agreement dated November 6, 2008

g.	Note Purchase Agreement between Cofina Funding, LLC, Venus Funding Corporation, and Bank Hapoalim B.M. dated February 21, 2006

i.	First Amendment to the Note Purchase Agreement dated February 20, 2007

ii.	Second Amendment to the Note Purchase Agreement dated February 19, 2008

h.	Note Purchase Agreement between Cofina Funding, LLC, Voyager Funding Corporation, Bank Hapoalim B.M., and the Committed Purchasers dated May 16, 2006

i.	First Amendment to the Note Purchase Agreement dated May 15, 2007

ii.	Second Amendment to the Note Purchase Agreement dated May 13, 2008

i.	Amended and Restated Loan Origination and Participation Agreement between AgStar Financial Services, PCA d/b/a ProPartners Financial, CHS Inc. and Cofina Financial, LLC dated October 31, 2006

i.	Amendment to the Amended and Restated Loan Origination Agreement

ii.	Amendment to the Amended and Restated Loan Origination Agreement

iii.	Amendment to the Amended and Restated Loan Origination Agreement

j.	Note Purchase Agreement between Cofina Funding, LLC, Victory Receivables Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and the Committed Purchasers dated November 21, 2008

i.	Amendment No. 1 to the Note Purchase Agreement (Series 2008-A) dated February 25, 3009

ii.	Amendment No. 2 to the Note Purchase Agreement (Series 2008-A) dated November 20, 2009

iii.	Amendment No. 3 to the Note Purchase Agreement (Series 2008-A) dated November 12, 2010

k.	Note Purchase Agreement among Cofina Funding, LLC, Nieuw Amsterdam Receivables Corporation, Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch, and the Financial Institutions dated December 23, 2010

10.	Commercial Paper Dealer Agreement between CHS Inc. and SunTrust Capital Markets, Inc. dated October 6, 2006

11.	Commercial Paper Dealer Agreement between CHS Inc. and M&I Marshall & Ilsley Bank dated October 30, 2006

12.	Bond Purchase Agreement between National Cooperative Refinery Association and City of McPherson, Kansas, dated December 18, 2006

a.	Taxable Industrial Revenue Bond Series 2006

b.	Trust Indenture between City of McPherson, Kansas and Security Bank of Kansas City, as Trustee

13.	Note Purchase Agreement dated October 4, 2007 ($400,000,000 6.18% Series I Senior Notes due October 4, 2017)

14.	10 Year Term Loan Credit Agreement between CoBank, ACB and CHS Inc. dated December 12, 2007

a.	First Amendment to the Term Loan Credit Agreement dated May 1, 2008

b.	Second Amendment to the Term Loan Credit Agreement dated June 2, 2010

15.	CHS Inc. $50,000,000 Private Shelf Facility Agreement dated August 11, 2008

16.	2010 Credit Agreement (Revolving Loan) between CHS Inc. and the Syndication Parties dated June 2, 2010

17.	2010 364-Day Credit Agreement (Revolving Loan) between CHS Inc. and the Syndication Parties dated November 24, 2010

18.	Revolving Loan Agreement between CHS Inc. and European Bank for Reconstruction and Development dated November 30, 2010

19.	Revolving Credit Agreement ($40 million) between CHS Inc. and Sumitomo Mitsui Banking Corporation dated December 22, 2010

20.	Loan Agreement (Term Loan) between CHS Inc. and European Bank for Reconstruction and Development dated January 5, 2011

Offeree Letter

[See Attached]

EXHIBIT 4.4(b)
FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

June 9, 2011

To the Purchasers set forth
on Annex 1 hereto

Re: CHS Inc.

$130,000,000 4.08% Series L Senior Notes due June 9, 2019

$160,000,000 4.52% Series M Senior Notes due June 9, 2021

$130,000,000 4.67% Series N Senior Notes due June 9, 2023

$80,000,000 4.82% Series O Senior Notes due June 9, 2026

Ladies and Gentlemen:

We have acted as special counsel for each of the Purchasers named on Annex I hereto (the “Purchasers”) in connection with that certain Master Note Purchase Agreement dated as of June 9, 2011 (the “Note Purchase Agreement”) by and among the CHS Inc., a Minnesota nonstock agricultural cooperative corporation (the “Company”) and the Purchasers which provides, among other things, for the issuance and sale by the Company of its (a) 4.08% Series L Senior Notes due June 9, 2019 in the aggregate principal amount of One Hundred Thirty Million Dollars ($130,000,000); (b) 4.52% Series M Senior Notes due June 9, 2021 in the aggregate principal amount of One Hundred Sixty Million Dollars ($160,000,000); (c) 4.67% Series N Senior Notes due June 9, 2023 in the aggregate principal amount of One Hundred Thirty Million Dollars ($130,000,000); (d) 4.82% Series O Senior Notes due June 9, 2026 in the aggregate principal amount of Eighty Million Dollars ($80,000,000) (collectively, the “Notes”).

Capitalized terms used herein, and not defined herein, have the respective meanings ascribed to them pursuant to the terms of the Note Purchase Agreement. This opinion is delivered to you pursuant to Section 4.4(b) of the Note Purchase Agreement. Our representation of the Purchasers has been as special counsel for the purposes stated above.

In connection with this opinion, we have examined originals or copies of the following documents:

(i)	the Note Purchase Agreement;

(ii)	the Notes;

(iii)	a certificate of the Secretary of the Company, dated the date hereof, delivered pursuant to Section 4.3(b) of the Note Purchase Agreement, certifying that the copies attached thereto of the Company’s articles of incorporation and by-laws (the “Company’s Governing Documents”) and those certain resolutions passed by the Board of Directors of the Company authorizing participation in the transactions contemplated by the Notes and the Note Purchase Agreement are true, complete and correct copies thereof and are in full force and effect, and as to the incumbency and specimen signatures of certain officers of the Company;

(iv)	an Officer’s Certificate on behalf of the Company, dated the date hereof and delivered pursuant to Section 4.3(a) of the Note Purchase Agreement, with respect to the matters set forth therein;

(v)	a cross receipt acknowledging payment and receipt of the purchase price for the Notes (the “Cross Receipt”);

(vi)	a letter from SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., dated [ ], 2011, making certain representations with respect to the manner in which the Notes were offered (the “Offeree Letter”); and

(vii)	the opinion of Dorsey & Whitney LLP, counsel for the Company, dated the date hereof and delivered to the Purchasers pursuant to Section 4.4(a) of the Note Purchase Agreement.

The Note Purchase Agreement and the Notes are sometimes referred to herein as the “Financing Documents.” This opinion is based entirely on our review of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. Based on such investigation as we have deemed appropriate, the opinion referred to in clause (vii) above is satisfactory in form and scope to us, and, in our opinion, you are justified in relying thereon.

As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (1) the representations and warranties of the Company and the Purchasers set forth in the Note Purchase Agreement, (2) the correctness of all statements set forth in the certificates described in paragraphs (iii) and (iv) above, and (3) the Offeree Letter, and have assumed, without independent inquiry, the accuracy of such representations, warranties, certificates and letter.

We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document and that each Person executing the Financing Documents validly exists and is in good standing under the laws of the jurisdiction in which it was organized, had and has the power and authority to enter into and perform its obligations under the Financing Documents under its governing organizational documents, applicable enterprise legislation and other applicable law, and is qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such documents. We have further assumed that such documents have been duly authorized, executed and delivered by each Person executing such documents and, as to Persons other than the Company, are binding upon and enforceable against, such Persons. In addition, we have relied upon the Offeree Letter without independent investigation.

For purposes of this opinion, we have made such examination of law as we have deemed necessary. Except to the extent addressed in paragraph 5 below, this opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law, and the federal laws of the United States of America (except for federal and state tax, energy, utilities, agriculture, national security, anti-money laundering, or antitrust laws, as to which we express no opinion), and we express no opinion as to the laws of any other jurisdiction. Our opinion in paragraph 2 below is based solely on a review of the Company’s Governing Documents, and we have not made any analysis of the internal substantive law of the jurisdiction of organization of the Company, including statutes, rules or regulations or any interpretations thereof by any court, administrative body, or other Governmental Authority. We express no opinion in paragraph 2 below as to the internal substantive law of the Company’s jurisdiction of organization. We note that the Financing Documents contain provisions stating that they are to be governed by the laws of the State of New York (each, a “Chosen-Law Provision”). Except to the extent addressed below in paragraph 5, no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Financing Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or “blue sky” laws of any jurisdiction.

Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you:

(a) We have assumed without any independent investigation (i) that the execution, delivery and performance by each of the parties thereto of the Financing Documents do not and will not conflict with, or result in a breach of, the terms, conditions or provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document other than the Governing Documents of the Company (including, without limitation, applicable corporate charter documents and by-laws), any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound, (ii) that the statements regarding delivery and receipt of documents and funds referred to in the Cross Receipt between you and the Company are true and correct, and (iii) that the Financing Documents are a valid and binding obligation of each party thereto to the extent that laws other than those of the State of New York are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to the Company and relevant to our opinions expressed below).

(b) The enforcement of any obligations of any Person under any Financing Document or otherwise may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights), and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any Person under the Financing Documents or otherwise.

(c) We express no opinion as to the availability of any specific or equitable relief of any kind.

(d) The enforcement of any of the Purchasers’ rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e) We express no opinion as to the enforceability of any particular provision of any of the Financing Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights or (v) waivers or variations of legal provisions or rights which are not capable of waiver or variation under applicable law.

(f) Our opinion in paragraph 3 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company.

(g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

Based on the foregoing, we are of the opinion that:

1. Each of the Note Purchase Agreement and the Notes constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

2. The execution and delivery by the Company of the Note Purchase Agreement and the Notes, the issuance and sale of the Notes and performance by the Company of its obligations under the Transaction Documents will not constitute a violation of its Governing Documents.

3. No consents, approvals or authorizations of Governmental Authorities of the State of New York or the United States of America are required under the laws of the State of New York or the United States of America on behalf of the Company in connection with (a) the execution and delivery by the Company of the Financing Documents or (b) the offer, issuance, sale and delivery of the Notes by the Company, on the date hereof.

4. It is not necessary either to register the offer and sale of the Notes to you under the circumstances contemplated by the Transaction Documents under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the issuance of the Notes to you under the Trust Indenture Act of 1939, as amended.

5. Each Chosen-Law Provision is enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles.

This opinion is delivered solely to the Purchasers and for the benefit of the Purchasers in connection with the Note Purchase Agreement and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than future holders of Notes acquired in accordance with the terms of the Financing Documents) for any reason without our prior written consent.

Very truly yours,

BINGHAM McCUTCHEN LLP

Annex 1

Purchasers

The Variable Annuity Life Insurance Company
c/o AIG Asset Management
2929 Allen Parkway
Houston, Texas 77019

New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account (BOLI 30C)

c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

The Northwestern Mutual Life Insurance Company for

its Group Annuity Separate Account

720 East Wisconsin Avenue
Milwaukee, WI 53202

Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115

C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115

MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street
Springfield, MA 01115

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
215 10th Street
Des Moines, IA 50309

Royal Neighbors of America
c/o Aviva Investors North America, Inc.
215 10th Street
Des Moines, IA 50309

Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
55 Greens Farms Road
Westport, Connecticut 06881

Unum Life Insurance Company of America
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402

Provident Life and Accident Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402

Provident Life and Casualty Insurance Company
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, TN 37402

Hartford Life Insurance Company
c/o Hartford Investment Management Company
55 Farmington Avenue
Hartford, CT 06105

Hartford Life and Annuity Insurance Company
c/o Hartford Investment Management Company
55 Farmington Avenue
Hartford, CT 06105

Physicians Life Insurance Company
c/o Hartford Investment Management Company
55 Farmington Avenue
Hartford, CT 06105

USAA Life Insurance Company
9800 Fredericksburg Road
San Antonio, TX 78288

Casualty Insurance Company
9800 Fredericksburg Road
San Antonio, TX 78288

Catastrophe Reinsurance Company
9800 Fredericksburg Road
San Antonio, TX 78288

American Fidelity Assurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

American-Amicable Life Insurance Company of Texas
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Vantis Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Occidental Life Insurance Company of North Carolina
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

American Republic Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Trustmark Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Blue Cross and Blue Shield of Florida, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

GuideOne Specialty Mutual Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

GuideOne Property & Casualty Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Catholic United Financial
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Industrial Alliance Pacific Insurance and Financial Services, Inc.
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

MTL Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Fort Dearborn Life Insurance Company
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

New Era Life Insurance
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, MN 55101

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3T2
Greenwood Village, CO 80111

Phoenix Life Insurance Company
One American Row
Hartford, CT 06102

PHL Variable Life Insurance Company
One American Row
Hartford, CT 06102

Modern Woodmen of America
1701 1st Ave
Rock Island, IL  61201

The Phoenix Insurance Company
c/o The Travelers Companies, Inc.
385 Washington St.
St. Paul, MN 55102

Travelers Casualty and Surety Company of America
c/o The Travelers Companies, Inc.
385 Washington St.
St. Paul, MN 55102

Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT 05604

The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242

Montgomery Re, Inc.
One Financial Way
Cincinnati, OH 45242

Assurity Life Insurance Company
1526 K Street
Lincoln, NE 68508

The Union Central Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Ameritas Life Insurance Corp.
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Ameritas Life Insurance Corp. – Closed Block
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Acacia Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

ING Life Insurance and Annuity Company
c/o ING Investment Management LLC
5780 Powers Ferry Road NW
Atlanta, GA 30327

ING USA Annuity and Life Insurance Company
c/o ING Investment Management LLC
5780 Powers Ferry Road NW
Atlanta, GA 30327

ReliaStar Life Insurance Company
c/o ING Investment Management LLC
5780 Powers Ferry Road NW
Atlanta, GA 30327